Execution Version US-DOCS\117747603 233678486 v12 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION BY AND AMONG 10X GENOMICS, INC., LIBRARY ACQUISITION CORP., LIBRARY MERGER SUB, LLC, READCOOR, INC. AND SOLELY FOR PURPOSES OF SECTIONS 6.5 AND 6.6 AND ARTICLES VIII, IX AND X, SHAREHOLDER REPRESENTATIVE SERVICES LLC, AS SECURITYHOLDERS’ AGENT October 5, 2020

TABLE OF CONTENTS

ARTICLE I THE MERGERS....3

1.1	Certain Definitions	3
1.2	The Mergers	16
1.3	Closing	17
1.4	Effective Time	17
1.5	Effect of the Mergers	17
1.6	Certificate of Incorporation and Bylaws	17
1.7	Directors and Officers	18
1.8	Effect on Company Stock, Company Options and Company Warrants	18
1.9	Closing Adjustment	21
1.10	Payment of Merger Consideration	23
1.11	Tax Consequences	25
1.12	Withholding Rights	26

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY....26

2.1	Organization, Good Standing, Corporate Power and Qualification	26
2.2	Capitalization	27
2.3	Due Authorization	29
2.4	No Conflict	30
2.5	Governmental Consents	30
2.6	Litigation	30
2.7	Restrictions on Business Activities	30
2.8	Intellectual Property	31
2.9	Compliance with Legal Requirements and Documents; Permits	38
2.10	Title to Property and Assets	38
2.11	Company Financial Statements	39
2.12	Recent Activities	40
2.13	No Finder's Fees	42
2.14	Insurance	42
2.15	Tax Returns and Payments	43
2.16	Company Material Agreements	45
2.17	Minute Books; Books and Records	48
2.18	Employee Benefit Plans and Compensation	48
2.19	Environmental and Safety Legal Requirements	51
2.20	Anti-Corruption Compliance	52
2.21	Export Control Legal Requirements	52
2.22	Interested Party Transactions	52
2.23	Bank Accounts	52
2.24	Customers and Suppliers	53
2.25	Representations Complete	53
2.26	No Other Representations or Warranties	53

ARTICLE III REPRESENTATIONS AND WARRANTIES OF ACQUIROR....54

3.1	Organization and Standing	54
3.2	Due Authorization	54
3.3	Valid Issuance	54

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TABLE OF CONTENTS (Continued) -ii- US-DOCS\117747603 233678486 v12 3.4 Cash Resources ................................................................................................................ 54 3.5 Governmental Consents ................................................................................................... 54 3.6 Operations of Merger Subs .............................................................................................. 54 3.7 No Conflict ...................................................................................................................... 55 3.8 Acquiror SEC Reports ..................................................................................................... 55 3.9 No Other Representations or Warranties ......................................................................... 55 ARTICLE IV AGREEMENTS PERTAINING TO THE ACQUIROR STOCK ...................................... 55 4.1 Restrictions on Acquiror Stock ........................................................................................ 55 4.2 Shelf Registration ............................................................................................................ 55 4.3 Holders of Registrable Securities ..................................................................................... 56 4.4 Blackout Periods .............................................................................................................. 56 ARTICLE V CONDUCT PRIOR TO THE EFFECTIVE TIME .............................................................. 57 5.1 Affirmative Conduct of Company Business .................................................................... 57 5.2 No Solicitation ................................................................................................................. 59 ARTICLE VI ADDITIONAL AGREEMENTS ........................................................................................ 60 6.1 Required Stockholder Approval; Information Statement; Joinder and Release Agreements ...................................................................................................................... 60 6.2 Payoff Letters and Invoices ............................................................................................. 62 6.3 Consideration Spreadsheet ............................................................................................... 62 6.4 Further Actions ................................................................................................................ 62 6.5 Tax Matters ...................................................................................................................... 62 6.6 Confidentiality ................................................................................................................. 64 6.7 Director and Officer Indemnification .............................................................................. 64 6.8 Access to Information ...................................................................................................... 65 6.9 Resignation of Officers and Directors ............................................................................. 65 6.10 Termination of 401(k) Plan .............................................................................................. 66 6.11 Notices of Certain Events ................................................................................................ 66 6.12 Employee Matters ............................................................................................................ 66 ARTICLE VII CONDITIONS AND REQUIRED DELIVERIES IN CONNECTION WITH THE FIRST MERGER ............................................................................................................. 67 7.1 Conditions to the Obligations of Each Party to Effect the First Merger .......................... 67 7.2 Conditions to the Obligations of Acquiror and Sub I ...................................................... 68 7.3 Conditions to the Obligations of the Company ................................................................ 70 ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER ........................................................ 71 8.1 Termination ...................................................................................................................... 71 8.2 Effect of Termination ....................................................................................................... 72 ARTICLE IX INDEMNIFICATION ......................................................................................................... 72 9.1 Survival ............................................................................................................................ 72 9.2 Indemnification ................................................................................................................ 72 9.3 Recourse for Indemnification Claims; Limitations .......................................................... 73 9.4 Other Limitations; Valuation of Holdback Shares. .......................................................... 74 9.5 Holdback; Period for Claims; Releases; Distribution ...................................................... 75 9.6 Claims .............................................................................................................................. 76 9.7 Resolution of Objections to Claims ................................................................................. 77

TABLE OF CONTENTS (Continued) -iii- US-DOCS\117747603 233678486 v12 9.8 Securityholders’ Agent .................................................................................................... 77 9.9 Third-Party Claims .......................................................................................................... 79 9.10 Tax Treatment .................................................................................................................. 80 9.11 Treatment of Insurance .................................................................................................... 80 9.12 No Duplication of Recovery ............................................................................................ 80 9.13 Duty to Mitigate ............................................................................................................... 80 ARTICLE X GENERAL PROVISIONS ................................................................................................... 80 10.1 Notices ............................................................................................................................. 80 10.2 Interpretation .................................................................................................................... 81 10.3 Counterparts ..................................................................................................................... 82 10.4 Entire Agreement; Nonassignability; Parties in Interest .................................................. 82 10.5 Assignment ...................................................................................................................... 82 10.6 Severability ...................................................................................................................... 82 10.7 Amendment ...................................................................................................................... 83 10.8 Extension; Waiver ............................................................................................................ 83 10.9 Remedies Cumulative; Specific Performance.................................................................. 83 10.10 Governing Law ................................................................................................................ 83 10.11 Rules of Construction ...................................................................................................... 84 10.12 WAIVER OF JURY TRIAL ............................................................................................ 84 10.13 Continued Representation; Attorney-Client Privilege ..................................................... 84

ANNEXES

Annex A	-	Index of Defined Terms

EXHIBITS

Exhibit A	-	Form of Stockholder Written Consent
Exhibit B	-	Form of Non-Competition Agreement
Exhibit C-1	-	Form of Stockholder Joinder and Release Agreement
Exhibit C-2	-	Form of Investor Questionnaire
Exhibit C-3	-	Form of Selling Holder Questionnaire
Exhibit D	-	Form of Optionholder Release Agreement
Exhibit E-1	-	Form of Certificate of Merger
Exhibit E-2	-	Form of Second Certificate of Merger
Exhibit F	-	Form of Letter of Transmittal
Exhibit G	-	Form of 280G Waiver
Exhibit H	-	Consideration Spreadsheet
Exhibit I	-	Form of IRS Notice
Exhibit J	-	Form of FIRPTA Notice
Exhibit K	-	Form of Director and Officer Resignation Letter
Exhibit L	-	Closing Date Payees

SCHEDULES

Schedule 1.1(a) Certain Company Equityholders
Schedule 1.1(b) Knowledge Group
Schedule 1.1(c) R&D Employees
Schedule 1.9(a) Specified Accounting Principles

Schedule 7.2(f)(i)	Required Consents
Schedule 7.2(f)(ii)	Required Modifications
Schedule 7.2(f)(iii)	Required Terminations
Schedule 7.2(f)(iv)	Required Cancellations
Schedule 7.2(f)(v)	Required Notices

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

This AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this "***Agreement***") is made and entered into as of October 5, 2020 (the "***Agreement Date***"), by and among 10x Genomics, Inc., a Delaware corporation ("***Acquiror***"), Library Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of Acquiror ("***Sub I***"), Library Merger Sub, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of Acquiror ("***Sub II***" and, together with Sub I, the "***Merger Subs***"), ReadCoor, Inc., a Delaware corporation (the "***Company***") and solely for purposes of Sections 6.5 and 6.6 and Articles VIII, IX and X, Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Indemnifying Persons hereunder ("***Securityholders' Agent***"). Capitalized terms shall have the meanings given to them in Section 1.1 (or as defined elsewhere in this Agreement in accordance with Section 1.1(b)).

RECITALS

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-2- US-DOCS\117747603 233678486 v12 A. The parties hereto wish to effect a business combination through (a) the statutory merger of Sub I with and into the Company, pursuant to which the Company would continue as the surviving entity and become a wholly owned subsidiary of Acquiror (the “First Merger”), and, as part of the same overall transaction, the surviving entity of the First Merger would merge with and into Sub II (the “Second Merger”, and together with the First Merger, the “Mergers”), pursuant to which Sub II would continue as the surviving entity and become a wholly owned subsidiary of Acquiror, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the DGCL. B. The board of directors of the Company (the “Company Board”) has carefully considered the terms of this Agreement and has unanimously (a) declared this Agreement and the transactions contemplated by this Agreement and the documents referenced herein, including the Mergers, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of the Company and the Company Stockholders, (b) approved this Agreement in accordance with the DGCL and (c) adopted a resolution directing that the adoption of this Agreement be submitted to the Company Stockholders for consideration and recommending that all of the Company Stockholders adopt this Agreement in accordance with the DGCL (the “Company Board Recommendation”). C. The board of directors of Sub I has (a) declared this Agreement and the transactions contemplated by this Agreement and the documents referenced herein, including the Mergers, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of Sub I and the sole stockholder of Sub I and (b) adopted a resolution recommending that Acquiror, as the sole stockholder of Sub I, adopt this Agreement. D. The sole member of Sub II has (a) declared this Agreement and the transactions contemplated by this Agreement and the documents referenced herein, including the Mergers, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of Sub II and the sole member of Sub II and (b) adopted a resolution recommending that Acquiror, as the sole member of Sub II, approve this Agreement. E. The board of directors of Acquiror (or an authorized committee thereof) has approved this Agreement and the transactions contemplated by this Agreement and the documents referenced herein, including the Mergers, upon the terms and subject to the conditions set forth herein. F. Promptly following the execution and delivery of this Agreement by the parties hereto, the Company will deliver executed written consents, in the form attached hereto as Exhibit A (each, a “Stockholder Written Consent” and collectively, the “Stockholder Written Consents”), from the Company Stockholders constituting the Required Stockholder Approval. G. Concurrently with the execution and delivery of this Agreement and as a material inducement to the willingness of Acquiror and Merger Subs to enter into this Agreement, each of the Key Employees has entered into a non-competition and non-solicitation agreement with Acquiror, in the form attached hereto as Exhibit B (each, a “Non-Competition Agreement”), in each case to be effective as of the Closing in accordance with their respective terms. H. Concurrently with the execution and delivery of this Agreement and as a material inducement to the parties’ willingness to enter into this Agreement, each of the Company Stockholders and Company Optionholders set forth on Schedule 1.1(a) has executed and delivered a joinder and release agreement in the form attached hereto as Exhibit C-1 and Exhibit D (the “Stockholder Joinder and Release

-3- US-DOCS\117747603 233678486 v12 Agreement” and “Optionholder Release Agreement”, respectively) and, in the case of each such Company Stockholder, an accredited investor questionnaire in the form attached hereto as Exhibit C-2 (the “Investor Questionnaire”) and a selling holder questionnaire in the form attached hereto as Exhibit C-3 (the “Selling Holder Questionnaire”). I. For U.S. federal income Tax purposes, it is intended that the Mergers be considered together as a single integrated transaction for U.S. federal income Tax purposes and that the Mergers, taken together, qualify as a “reorganization” within the meaning of Section 368(a) of the Code. J. The Company, Merger Subs and Acquiror desire to make certain representations, warranties, covenants and other agreements in connection with the Mergers as set forth herein. NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I THE MERGERS 1.1 Certain Definitions. (a) As used in this Agreement, the following terms shall have the meanings indicated below. “Accredited Investor” means a Company Stockholder that has executed and delivered an Investor Questionnaire demonstrating that such Company Stockholder is an “accredited investor” (within the meaning of Regulation D under the Securities Act) and that is identified as such in the Consideration Spreadsheet. “Acquiror SEC Reports” means any filings, reports or other documents filed by Acquiror with the SEC under Sections 13(a) or 15(d) of Exchange Act since September 12, 2019. “Acquiror Stock” means shares of Acquiror’s Class A common stock, par value $0.00001 per share. “Acquiror Stock Price” means the average of the daily volume weighted average price of a share of Acquiror Stock on Nasdaq, calculated to four decimal places and determined without regard to after-hours trading or any other trading outside of the regular trading session hours, for each of the ten (10) consecutive trading days ending on the third trading day prior to (and excluding) the Closing Date as reported by Bloomberg, L.P. “Adjustment Amount” means an amount, whether positive or negative, equal to (i) Closing Cash (as finally determined pursuant to Section 1.9) minus Estimated Closing Cash, minus (ii) the sum of (A) Closing Company Debt (as finally determined pursuant to Section 1.9) minus Estimated Closing Company Debt, plus (B) Unpaid Transaction Expenses (as finally determined pursuant to Section 1.9) minus Estimated Unpaid Transaction Expenses, plus (C) the amount, if any, by which Closing Working Capital (as finally determined pursuant to Section 1.9) is less than (x) Estimated Closing Working Capital (if Estimated Closing Working Capital was less than Target Working Capital) or (y) Target Working Capital (if Estimated Closing Working Capital was greater than or equal to Target Working Capital).

-4- US-DOCS\117747603 233678486 v12 “Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. “Aggregate Cash Consideration” means $100,000,000. “Aggregate Exercise Amount” means an amount equal to the sum of the aggregate exercise price of all vested Company Options that are unexercised, unexpired and outstanding immediately prior to the Effective Time. “Aggregate Option Payments” means (i) the product of (A) the aggregate number of shares of Company Common Stock subject to vested Company Options that are outstanding and unexercised as of immediately prior to the Closing (calculated on an as converted to Company Common Stock basis) multiplied by (B) the Per Share Aggregate Consideration, minus (ii) the Aggregate Exercise Amount. “Aggregate Other Cash Payments” means the sum of (i) the Estimated Closing Company Debt, plus (ii) the amount of Estimated Unpaid Transaction Expenses, plus (iii) the amount, if any, by which Estimated Closing Working Capital is less than Target Working Capital, plus (iv) the Aggregate Unaccredited Stockholder Payments, plus (v) the Aggregate Option Payments. “Aggregate Share Consideration” means a number of shares of Acquiror Stock equal to the quotient obtained by dividing (i) (A) $350,000,000 minus (B) Aggregate Cash Consideration by (ii) the Acquiror Stock Price. “Aggregate Unaccredited Stockholder Payments” means the product of (A) the aggregate number of shares of Company Stock held by Unaccredited Investors as of immediately prior to the Closing (calculated on an as converted to Company Common Stock basis) multiplied by (B) the Per Share Aggregate Consideration. “Alternative Proposal” means any agreement, offer or proposal for, or any indication of interest in, any acquisition of the Company or all or any portion of the Company’s assets (other than sales or non-exclusive licenses of Company Products in the ordinary course of business consistent with past practices) or any equity interest in the Company, whether by way of a merger, consolidation, asset sale, stock purchase, tender offer or other business combination or otherwise, or any material, non-ordinary course development, license or joint venture transaction, other than any offer, proposal or indication of interest made by or on behalf of Acquiror. “Audited 2019 Financials” means the Company’s audited consolidated balance sheet as of December 31, 2019, and the related audited statements of operations, cash flow and stockholders’ equity for the fiscal year then ended. “Available Cash Consideration” means the difference of (A)(i) the Aggregate Cash Consideration plus (ii) Estimated Closing Cash minus (B) the Aggregate Other Cash Payments. “Business Day” means a day (i) other than Saturday or Sunday and (ii) on which commercial banks are open for business in San Francisco, California.

-5- US-DOCS\117747603 233678486 v12 “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020, as amended from time to time. “Change in Control Payments” means (i) any severance, termination, change in control, transaction, retention, liquidation, bonus, profit-sharing or other similar compensation, benefits or payments to any Person, including, without limitation, the Transaction Bonuses, and (ii) any increase of any benefits otherwise payable by the Company, in each case of the foregoing clauses (i) and (ii), which are or may become payable by or on behalf of the Company in connection with the execution and delivery of this Agreement or the consummation of the Mergers or any of the other transactions contemplated hereby, whether payable hereunder, under any Contract or Company Employee Plan, or under any other plan, policy, agreement or arrangement. For the avoidance of doubt, the liquidation fee payable pursuant to Section 4.3 of the Harvard License in connection with the Closing shall constitute a Change in Control Payment hereunder. “Closing Cash” means the amount of unrestricted cash held by the Company (net of any uncleared checks and drafts issued by the Company) as of the Closing. “Closing Company Debt” means the aggregate amount of all Company Debt that has not been repaid as of the Closing. “Closing Working Capital” means Working Capital as of the Closing. “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. “Code” means the United States Internal Revenue Code of 1986, as amended. “Company Common Stock” means the Common Stock of the Company, par value $0.0001 per share. “Company Debt” means, as of any specified date, the amount equal to the sum (without any double-counting) of the following amounts and obligations (whether or not then due and payable), to the extent they are of the Company or guaranteed by the Company, including through the grant of a security interest upon any assets of the Company: (i) all outstanding indebtedness for borrowed money owed to Persons (whether or not evidenced by notes, bonds, debentures or other similar instruments (whether or not convertible) or arising under indentures); (ii) accrued interest, fees or expenses payable with respect to indebtedness referred to in clause (i); (iii) all obligations for the deferred purchase price of property, goods or services (including any potential future earn-out, purchase price adjustment, releases of “holdbacks” or similar payments, but excluding any such obligations to the extent there is cash being held in escrow exclusively for purposes of satisfying such obligations) (“Deferred Purchase Price”); (iv) all obligations evidenced by notes, bonds, debentures or other similar instruments (whether or not convertible) or arising under indentures; (v) all obligations arising out of any financial hedging, swap or similar arrangements; (vi) all obligations as lessee that would be required to be capitalized in accordance with GAAP; (vii) all obligations in connection with any letter of credit, banker’s acceptance, guarantee, surety, performance or appeal bond, or similar credit transaction; (viii) all obligations with respect to any off-balance sheet financings; (ix) all unpaid income Taxes of the Company for any Pre-Closing Tax Period (which, for the avoidance of doubt, shall not be an amount less than zero and shall not take into account any income Tax receivables); (x) the aggregate amount of all Taxes deferred under Section 2302 of the CARES Act and all other amounts received from Governmental Entities as a result of COVID-19 Measures (including any forgivable loans pursuant to the CARES Act and the PPP Debt to the extent not repaid prior to Closing) and (xi) the aggregate amount of all prepayment premiums, penalties, breakage costs, “make whole

-6- US-DOCS\117747603 233678486 v12 amounts,” costs, expenses and other payment obligations of such Person that would arise (whether or not then due and payable) if all such items under clauses (i) through (x) were prepaid, extinguished, unwound and settled in full as of such specified date. For purposes of determining the Deferred Purchase Price obligations as of a specified date, such obligations shall be deemed to be the maximum amount of Deferred Purchase Price owing as of such specified date (whether or not then due and payable) or potentially owing at a future date. “Company Equityholders” means the Company Stockholders and the Company Optionholders. “Company Intellectual Property” means all Company Licensed Intellectual Property and Company Owned Intellectual Property. “Company Intellectual Property Agreements” means the Inbound License Agreements and the Outbound License Agreements. “Company Licensed Intellectual Property” means all Intellectual Property Rights and Technology licensed, or for which rights are otherwise granted, to the Company by a third party, other than an exclusive license. “Company Option” means an option to purchase shares of Company Common Stock whether or not granted pursuant to the Company Stock Plan. “Company Optionholder” means a holder of a Company Option. “Company Owned Intellectual Property” means any and all Intellectual Property Rights and Technology that are owned or purportedly owned by the Company, or that are licensed exclusively to, or purportedly licensed exclusively to, the Company. “Company Preferred Stock” means the Company Series A Preferred Stock and the Company Series B Preferred Stock. “Company Products” means all products, services or offerings sold, offered for sale, performed, marketed, promoted, distributed, supported or otherwise made available by or on behalf of the Company, as well as any product, service or offering under development by or on behalf of the Company and scheduled for commercial release as of the date of this Agreement. “Company Series A Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.0001 per share. “Company Series B Preferred Stock” means the Series B Preferred Stock of the Company, par value $0.0001 per share. “Company Source Code” means, collectively, any software source code and any database specifications or designs, build scripts, test scripts, documentation, instructions or algorithms contained in or relating to any Software included in the Company Owned Intellectual Property or Company Products. “Company Stock” means Company Common Stock and Company Preferred Stock. “Company Stock Plan” means the Company’s 2016 Equity Incentive Plan.

-7- US-DOCS\117747603 233678486 v12 “Company Stockholders” means the holders of Company Stock, which for the avoidance of doubt shall include for all purposes the Company Warrantholder assuming the Effective Time occurs. “Company Warrantholder” means Silicon Valley Bank (or any successor or permitted assignee or transferee of the applicable Company Warrant). “Company Warrants” means (i) the warrant to purchase 5,025 shares of Company Common Stock, dated May 8, 2017, at a price of $1.99 per share, (ii) the warrant to purchase 2,538 shares of Company Common Stock, dated June 30, 2018, at a price of $1.97 per share and (iii) the warrant to purchase 6,997 shares of Company Common Stock, dated December 14, 2018, at a price of $1.31 per share, in each case, held by the Company Warrantholder. “Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement, dated as of February 23, 2020 between the Company and Acquiror. “Consideration Recipient” means any Company Stockholder or Company Optionholder who receives a portion of the Total Consideration Value pursuant to the terms hereof. “Contract” means any written or oral contract, agreement, deed, instrument, commitment or undertaking of any nature (including online or click through terms, leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, letters of intent and purchase orders), including all amendments, supplements, exhibits and schedules thereto. “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks. “COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Legal Requirement, directive, guidelines or recommendations promulgated by any Governmental Entity, including the Centers for Disease Control and Prevention, the World Health Organization and the Occupational Safety and Health Administration, in each case, in connection with or in response to COVID-19. “Customer Data” means all data and content uploaded or otherwise provided by or on behalf of the Company’s customers to, or stored by the Company’s customers on, the Company’s products and services. “DGCL” means the General Corporation Law of the State of Delaware. “DLLCA” means the Delaware Limited Liability Company Act. “Dissenting Shares” means any shares of Company Stock that are issued and outstanding immediately prior to the Effective Time and in respect of which appraisal or dissenters’ rights shall have been perfected in accordance with the applicable provisions of the DGCL in connection with the First Merger. “Encumbrances” means, with respect to any property or asset, any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, restriction or other adverse claim of any kind in respect of such property or asset.

-8- US-DOCS\117747603 233678486 v12 “Environmental Law” means any applicable Legal Requirement or any agreement with any Governmental Entity or other person, relating to human health and safety, the environment or Hazardous Material. “Equityholder Matters” means any claim by any current, former or purported securityholder of the Company, or any other Person, asserting, alleging or seeking to assert rights with respect to Company Stock, Company Options, Company Warrants or any other shares of capital stock or options, warrants, securities or rights that are convertible into, exercisable for or exchangeable for Company Stock or other shares of capital stock, including any claim asserted, based upon or related to (i) the ownership or rights to ownership of any shares of capital stock (including Company Stock), options (including Company Options), warrants (including Company Warrants), securities, equity interests or equity-linked rights, instruments, arrangements, understandings or Contracts, (ii) any rights of a securityholder of the Company, including any rights to securities, anti-dilution protection, preemptive rights, rights of first offer or first refusal, or rights to notice or to vote and any claim that any formulas, definitions or provisions related to the payment of the Total Consideration Value or application thereof are incorrect, (iii) any rights under the Charter Documents or indemnification agreement with the Company, (iv) any claim that such Person’s securities were wrongfully issued or repurchased by the Company, (v) any appraisal or dissenters’ rights, including any Dissenting Share Payments, (vi) any claim, whether derivative or otherwise, against any director or officer of the Company relating to actions taken by the Company prior to the Closing (including in connection with the sale of the Company and any actual or alleged breach of fiduciary duties by any current or former directors or officers of the Company), (vii) any failure of the Consideration Spreadsheet to be true and correct in all respects, except in each case for the right following the Closing of a Company Equityholder to receive such Company Equityholder’s portion of the Total Consideration Value in accordance with the terms and conditions hereof, (viii) any claim by a securityholder of the Company who does not execute a Letter of Transmittal, the Stockholder Joinder and Release Agreement, the Optionholder Release Agreement or any other document reasonably required by Acquiror pursuant to Section 1.10(c)(i), as applicable, that such securityholder of the Company is entitled to receive Per Share Cash Consideration, Per Share Stock Consideration, Option Payments or any other payments relating to Company Stock or other equity interests of the Company issued and outstanding immediately prior to the Effective Time (including the Company Options and Company Warrants) pursuant to this Agreement without executing such documents, or (ix) any claim against Acquiror, Merger Subs or any of their Affiliates by a Company Equityholder based on any act or failure to act, or any alleged act or failure to act, of the Securityholders’ Agent (including fraud, gross negligence, willful misconduct or bad faith) in breach of its obligations hereunder, including any failure or alleged failure to distribute property all or any portion of the consideration payable hereunder. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any entity (whether or not incorporated) other than the Company that is (or at any relevant time was) a member of a “controlled group of corporations” with, under common control with, or a member of an “affiliated service group” with, the Company under Section 414(b), (c), (m) or (o) of the Code. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Expense Fund Amount” means $500,000. “Fully-Diluted Company Stock” means the sum (without duplication) of (i) the aggregate number of shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time, after giving effect to any exercises of Company Options and Company Warrants, plus (ii) the aggregate number of shares of Company Stock, calculated on an as converted to Company Common

-9- US-DOCS\117747603 233678486 v12 Stock basis, that are issuable upon full exercise, exchange or conversion of all vested Company Options, Company Preferred Stock and any other securities or rights (including any commitments to grant convertible securities of the Company set forth in any offer letter or other agreement (whether written or oral) or otherwise) that are convertible into, exercisable for or exchangeable for, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time. “Fully-Diluted Percentage” means, as to each Company Equityholder, the quotient obtained by dividing (i) the aggregate number of Fully-Diluted Company Stock which such Company Equityholder holds as of immediately prior to the Effective Time by (ii) the aggregate number of Fully- Diluted Company Stock held by all Company Equityholders as of immediately prior to the Effective Time. “Fundamental Representations” means the representations and warranties set forth in clauses (a) and (b) of Section 2.1, Section 2.2, Section 2.3, clauses (a) and (c) of Section 2.4, Section 2.13 and Section 2.15 of this Agreement. “GAAP” means United States generally accepted accounting principles. “Governmental Entity” means any supranational, national, state, municipal, supranational (including without limitation the European Union and its institutions, departments, agencies and instrumentalities), local or foreign government, or any court, tribunal, arbitrator, administrative agency, commission or other governmental official, authority or instrumentality, in each case whether domestic or foreign, any stock exchange or similar self-regulatory organization or any quasi-governmental or private body exercising any regulatory, Taxing or other governmental or quasi-governmental authority. “Harvard License” means that certain license agreement, dated as of September 9, 2016, between the Company and President and Fellows of Harvard College, as amended to date. “Hazardous Material” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including petroleum, its derivatives, byproducts and other hydrocarbons, and any substance, waste or material regulated under any Environmental Law. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, enacted as Title XIII of the American Recovery and Reinvestment Act of 2009, Public Law 111-5, and their implementing Legal Requirements including 45 C.F.R. Parts 160, 162 and 164. “Holdback Amount” means $35,000,000. “Holdback Cash” means 10% of the Aggregate Option Payments. “Holdback Fund” means the Holdback Cash and the Holdback Shares. “Holdback Shares” means the number of shares of Acquiror Stock equal to the quotient obtained by dividing (A) (i) the Holdback Amount minus (ii) the Holdback Cash by (B) the Acquiror Stock Price. “Indemnifiable Damages” means claims, losses, Liabilities, penalties, damages, interest, awards, judgments, Taxes, fees, costs and expenses, including reasonable costs of investigation and defense and reasonable fees and expenses of lawyers, experts and other professionals; provided, that “Indemnifiable

-10- US-DOCS\117747603 233678486 v12 Damages” shall not include any exemplary or punitive damages (except to the extent paid or payable by an Indemnified Person to a third party in connection with a Third Party Claim). “Indemnifying Persons” means the Company Equityholders as of immediately prior to the Effective Time, but excluding the Unaccredited Investors. “Intellectual Property Rights” means and includes all past, present, and future rights of the following types, whether registered or unregistered, which may exist or be created under the laws of any jurisdiction in the world: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights, design rights, and moral rights; (ii) trademark, trade name, brand names, brand marks, corporate names, service name, trade dress and service mark rights, logos, slogans, hash tags, social media pages and similar means of identification and similar rights, including all goodwill associated with the foregoing; (iii) trade secret rights and other rights in Know-How and confidential or proprietary information (including any business plans, technical data, invention disclosures, customer data, financial information, pricing and cost information or other similar information); (iv) United States and foreign Patents and any counterparts worldwide claiming priority therefrom, and all rights in and to any of the foregoing; (v) rights in databases and data collections (including knowledge databases, customer lists and customer databases); (vi) any other proprietary rights in Technology of every kind and nature; and (vii) all past, present and future claims and causes of action arising out of or related to infringement or misappropriation of any of the foregoing. “International Employee Plan” means each Company Employee Plan that is subject to the laws of any jurisdiction outside the United States or provides compensation or benefits to any Employee who performs services outside the United States. “IP Ownership Representations” means the representations and warranties set forth in Sections 2.8(b) and (c) of this Agreement. “IT Systems” means the hardware, software, data, databases, data communication lines, network and telecommunications equipment, Internet-related information technology infrastructure, wide area network and other information technology equipment, owned, leased or licensed by the Company. “Key Employees” means each of Richard Terry, Evan Daugharthy and Benjamin Pruitt. “Know-How” means any and all trade secrets and other proprietary or confidential information, ideas, know-how, inventions, proprietary processes, data, models and methodologies, including (a) research and development data, such as medicinal chemistry data, preclinical data, pharmacology data, biological data, chemistry data (including analytical, product characterization, manufacturing, and stability data), toxicology data, safety data, clinical data (including investigator reports (both preliminary and final), statistical analyses, expert opinions and reports, safety and other electronic databases), analytical and quality control data and stability data, in each case together with supporting data, (b) practices, methods, techniques, processes, specifications, formulations, formulae and manufacturing information and (c) information regarding research materials and reagents and compositions of matter. “knowledge” means, with respect to the Company, (i) the actual knowledge of any of the Persons listed on Schedule 1.1(b), and (ii) such knowledge that such individuals would reasonably be expected to have after conducting a due and diligent inquiry of such Person’s direct reports in respect of the applicable subject matter. “Legal Requirements” means any federal, state, foreign, local, municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, order, writ, injunction,

-11- US-DOCS\117747603 233678486 v12 decree, award, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity of competent jurisdiction. “Liability” or “Liabilities” means, with respect to any Person, all liabilities of any kind (whether known or unknown, contingent, accrued, due or to become due, secured or unsecured, matured or otherwise), including but not limited to accounts payable, royalties payable, and other reserves, bonuses, vacation, employee compensation and expense obligations and all other liabilities of such Person or any of its subsidiaries, regardless of whether such liabilities are required to be reflected on a balance sheet in accordance with GAAP. “made available” means, with respect to any material, that a copy of such material has been posted and made accessible to Acquiror on or before 9:00 p.m. California time on the date that is two (2) Business Days prior to the Agreement Date to the electronic data room maintained by the Company in connection with the transactions contemplated hereby. “Malware” means any virus, Trojan horse, time bomb, key-lock, spyware, worm, malicious code or other software program designed to or able to, without the authorization of the Company, disrupt, disable, harm, interfere with the operation of or install itself within or on any software, computer data, network memory or hardware. “Material Adverse Effect” means, with respect to any entity, any change, fact, circumstance, condition, event or effect that is, or would reasonably be expected to (x) be, materially adverse to the business, operations, assets (whether tangible or intangible), Liabilities, financial condition, or results of operations of such entity taken as a whole with its subsidiaries, or (y) materially delay, condition or impede the transactions contemplated by this Agreement; provided, however, that, solely with respect to clause (x) above, none of clauses (i) through (iv) shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect unless the entity is disproportionately affected thereby compared to others in the same industry: (i) any change generally affecting the economy in the United States or any other geographic region in which the Company’s business is conducted; (ii) general financial, credit or capital market conditions or any changes therein; (iii) acts of war (whether or not declared), armed hostility, sabotage or terrorism or other international or national calamity; (iv) any earthquakes, hurricanes, floods or other natural disasters; (v) the failure by the Company to meet any projections, estimates or budgets for any period prior to, on or after the date of this Agreement (but excluding any effect, event, development, occurrence or change underlying such failure to the extent such effect, event, development, occurrence or change would otherwise constitute a Material Adverse Effect); (vi) the announcement or pendency of the transactions contemplated by this Agreement or (vii) any action taken which is expressly required pursuant to this Agreement. “Nasdaq” means the Nasdaq Global Select Market. “Needed Auditor Consent” means the consent of the Company’s independent auditing firm to the filing of the Company’s Audited 2019 Financials as part of the Acquiror’s Current Report on Form 8-K with the SEC reporting the completion of the Mergers. “Open Source Materials” means Software or other material that is distributed as “free software,” “open source software” or under similar licensing or distribution terms (including but not limited to the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community

-12- US-DOCS\117747603 233678486 v12 Source License (SCSL) the Sun Industry Standards License (SISL), Open Source Initiative, and the Apache License). “Patents” means any and all issued patents and pending patent applications (including utility models, design patents, certificates of invention and applications for certificates of invention and priority rights) in any country or patent-granting region, including all provisional applications, international (PCT) applications, substitutions, continuations, continuations in part, divisionals, renewals, reissues, re- examinations and extensions (including supplementary protection certificates) thereof. “Per Share Aggregate Consideration” means the quotient obtained by dividing (A) the Total Consideration Value by (B) the Fully-Diluted Company Stock. “Per Share Cash Consideration” means, in respect of each share of Company Stock held by an Accredited Investor, the quotient obtained by dividing (A) the Available Cash Consideration by (B) the aggregate number of outstanding shares of Company Stock held by an Accredited Investor as of immediately prior to the Closing (calculated on an as converted to Company Common Stock basis). “Per Share Closing Cash Consideration” means, in respect of each share of Company Stock held by an Accredited Investor, the Per Share Cash Consideration minus the Per Share Expense Fund Amount. “Per Share Closing Stock Consideration” means, in respect of each share of Company Stock held by an Accredited Investor, the Per Share Stock Consideration minus the Per Share Holdback Stock. “Per Share Expense Fund Amount” means, in respect of each share of Company Stock, an amount of cash equal to the quotient obtained by dividing (A) the Expense Fund Amount by (B) the difference between the Fully-Diluted Company Stock and the shares of Company Stock owned by Unaccredited Investors (calculated on an as converted to Company Common Stock basis). “Per Share Holdback Stock” means, in respect of each share of Company Stock held by an Accredited Investor, a number of shares of Acquiror Stock equal to the quotient obtained by dividing (A) the Holdback Shares by (B) the aggregate number of outstanding shares of Company Stock held by Accredited Investors as of immediately prior to the Closing (calculated on an as converted to Company Common Stock basis). “Per Share Holdback Cash” means, in respect of each share of Company Stock underlying a vested Company Option, the quotient obtained by dividing (A) the Holdback Cash by (B) the aggregate number of shares of Company Stock, calculated on an as converted to Company Common Stock basis, that are issuable upon full exercise, exchange or conversion of all vested Company Options. “Per Share Stock Consideration” means, in respect of each share of Company Stock held by an Accredited Investor, a number of shares of Acquiror Stock equal to the quotient obtained by dividing (A) the Aggregate Share Consideration by (B) the aggregate number of outstanding shares of Company Stock held by Accredited Investors as of immediately prior to the Closing (calculated on an as converted to Company Common Stock basis). “Permitted Encumbrances” means (a) statutory liens for current Taxes not yet due and payable and (b) mechanics’, workmen’s, repairmen’s, warehousemen’s, carriers’ or other like Encumbrances arising or incurred in the ordinary course of business or by operation of law if the underlying obligations are not yet due and payable.

-13- US-DOCS\117747603 233678486 v12 “Person” means any natural person, company, corporation, limited liability company, general partnership, limited partnership, trust, proprietorship, joint venture, association, business organization or Governmental Entity. “Personal Data” means any data or information, in the Company’s possession, custody or control, that constitutes “personal data,” “personally identifiable information” or “personal information” or similar term under governing Legal Requirements, including a natural Person’s health-related or genetic information. “Personal Intellectual Property” means any and all Intellectual Property Rights and Technology owned or controlled by a Person. “PPP Debt” means that certain note in the original principal amount of $1,091,647 borrowed by the Company from Silicon Valley Bank under the Paycheck Protection Program under the CARES Act. “Pre-Closing Taxes” means any Taxes of the Company relating or attributable to any Pre- Closing Tax Period (without regard to whether such Taxes are due and payable as of the Closing Date) and any Tax of a Person other than the Company for which the Company is liable under Treasury Regulations Section 1.1502-6 (or any similar provision of any Legal Requirement) by reason of its membership in a consolidated, combined, affiliated, unitary or similar group for Tax purposes prior to the Closing; provided that, the term Pre-Closing Taxes will exclude (1) any Taxes resulting from any transactions at the direction of Acquiror occurring on the Closing Date after the Closing outside the ordinary course of business (other than as contemplated by this Agreement or any related Contract), (2) any Taxes to the extent included as a liability in the calculation of Closing Company Debt, Closing Cash, Unpaid Transaction Expenses and Closing Working Capital, each as finally determined pursuant to Section 1.9(b), and (3) any Transfer Taxes to the extent to be borne by Acquiror under Section 6.5(h). “Pre-Closing Tax Period” means (i) any taxable period ending on or before the Closing Date and (ii) with respect to a Straddle Period, any portion thereof ending on and including the Closing Date. “Pro Rata Share” means, as to each Indemnifying Person who has properly submitted Exchange Documents and an Optionholder Release Agreement (each, to the extent applicable), the quotient obtained by dividing (i) the aggregate amount of Total Consideration Value which such Indemnifying Person is entitled to receive in respect of such Indemnifying Person’s shares of Company Stock and Company Options pursuant to Section 1.8 by (ii) the aggregate amount of Total Consideration Value which all Indemnifying Persons who have properly submitted Exchange Documents and an Optionholder Release Agreement (each, to the extent applicable) are entitled to receive in respect of their shares of Company Stock and Company Options pursuant to Section 1.8 (assuming for such purposes that the full Holdback Fund and the full Expense Fund Amount are, paid to the Indemnifying Persons, without interest). For purposes of the foregoing, the Acquiror Stock will be valued at the Acquiror Stock Price. “Property Taxes” means all real property Taxes, personal property Taxes and similar ad valorem Taxes. “Proportionate Holdback Contribution” means, (A) as to each Accredited Investor, the quotient obtained by dividing (i) the aggregate number of Holdback Shares held back from the consideration otherwise payable to such Accredited Investor hereunder by (ii) the aggregate number of all Holdback Shares, as set forth on the Consideration Spreadsheet and (B) as to each Company Optionholder, the quotient obtained by dividing (i) the portion of the Holdback Cash held back from the consideration

-14- US-DOCS\117747603 233678486 v12 otherwise payable to such Company Optionholder hereunder by (ii) the aggregate amount of the Holdback Cash. With respect to the Company Stockholders and Company Optionholders, the Proportionate Holdback Contribution shall also be determined based upon the relative contributions into the Holdback Fund by those two groups. For the avoidance of doubt, each Unaccredited Investor’s Proportionate Holdback Contribution shall be equal to zero. “R&D Employees” means each of the individuals set forth on Schedule 1.1(c). “Registered IP” means all Intellectual Property Rights, regardless of jurisdiction, that are registered, filed, or issued under the authority of any Governmental Entity, including all Patents, copyright registrations, trademark registrations, domain names and domain name registrations, and all applications for any of the foregoing. “Registrable Securities” means the shares of Acquiror Stock issued in connection with the Closing pursuant to this Agreement as part of the Aggregate Share Consideration; provided, however, that shares of Acquiror Stock shall cease to be Registrable Securities hereunder if and when (i) such Registrable Securities have been sold, transferred or otherwise disposed of pursuant to an effective registration statement registering such Registrable Securities (or the resale thereof) under the Securities Act, (ii) such Registrable Securities have been sold, transferred or otherwise disposed of pursuant to Rule 144 of the Securities Act (“Rule 144”) or (iii) with respect to the Registrable Securities held by a particular Company Equityholder, such Company Equityholder has held such Registrable Securities for at least 6 months and holds a number of Registrable Securities less than the number of Acquiror Stock that can be sold by such Company Equityholder in a single 90-day period pursuant to Rule 144 (including Rule 144(e)). “Related Person” means a director, officer, employee, Affiliate (which for purposes of this definition shall include any stockholder of the Company that owns more than 5% of the Company Common Stock) or “associate” or members of any of their “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of the Company. “Representatives” means a Person’s Affiliates, officers, directors, employees, stockholders, agents, attorneys, accountants, advisors, lenders and other authorized representatives. “Required Stockholder Approval” means the affirmative vote to adopt this Agreement and approve the Mergers and the other transactions contemplated hereby of (i) the holders of at least sixty percent (60%) of the shares of Company Preferred Stock, voting together as a single class and (ii) the holders of at least a majority of the shares of Company Stock, voting together on an as converted to Company Common Stock basis. “Securities Act” means the Securities Act of 1933, as amended. “Software” means any and all computer programs, operating systems, applications systems, firmware or software code of any nature, in any form, including source code and executable or object code, whether operational or under development, and any derivations, updates, enhancements and customizations of any of the foregoing, and any related processes, know-how, APIs, user interfaces, command structures, menus, buttons and icons, flow-charts, and related documentation, operating procedures, methods, tools, developers’ kits, utilities, developers’ notes, technical manuals, user manuals and other documentation thereof, including comments and annotations related thereto, whether in machine- readable form, programming language or any other language or symbols and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature.

-15- US-DOCS\117747603 233678486 v12 “Standard Software” means any non-customized software that (i) is licensed solely in executable or object code form pursuant to a nonexclusive, internal use software license, (ii) is not incorporated into or used directly in the design, development, manufacturing or distribution of any Company Products, and (iii) is generally available on standard terms with annual license, maintenance, support and other fees of less than $25,000. “Straddle Period” means any Tax period beginning before or on the Closing Date and ending after the Closing Date. “Subsidiary” means with respect to any entity, that such entity shall be deemed to be a “Subsidiary” of another Person if such other Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of other interests in such entity that is sufficient to enable such Person to elect at least a majority of the members of such entity’s board of directors or other governing body or (b) at least a majority of the outstanding equity interests of such entity. “Target Working Capital” means $0. “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means (a) any net income, alternative or add-on minimum tax, gross income, estimated, gross receipts, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or equivalent), escheat, unclaimed property, employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), environmental or windfall profit tax, custom duty or other tax, or other like assessment, fee or charge, together with any interest or any penalty, addition to tax or additional amount (whether disputed or not), imposed by any Governmental Entity (each, a “Tax Authority”), and (b) any Liability for the payment of any amounts of the type described in clause (a) of this sentence as a result of being a member of an affiliated, consolidated, combined, unitary, aggregate or similar group (including any arrangement for group or consortium relief or similar arrangement) for any Taxable period. “Tax Return” means any return, statement, report or form (including estimated Tax returns and reports, withholding Tax returns and reports, and information returns and reports), including amendments thereof and attachments and schedules thereto, filed or required to be filed with any Governmental Entity with respect to Taxes. “Technology” means and includes algorithms, APIs, apparatus, diagrams, discoveries, ideas, inventions (whether or not patentable), invention disclosures, Know-How, methods, reagents, buffers, compositions, compounds, substances, formulae, protein sequences and any derivatives thereof, markers, and probes, network configurations and architectures, processes, confidential or proprietary information, protocols, schematics, specifications, technical data, Software, subroutines, techniques, user interfaces, web sites, works of authorship, documentation (including instruction manuals, samples, studies, and summaries), databases and data collections, any other forms of technology, in each case whether or not embodied in any tangible form and including all tangible embodiments of any of the foregoing. “Total Consideration Value” means an amount equal to (A) $350,000,000, minus (B) the Estimated Closing Company Debt, minus (C) the amount of Estimated Unpaid Transaction Expenses, minus (D) the amount, if any, by which Estimated Closing Working Capital is less than Target Working Capital, plus (E) the amount of Estimated Closing Cash, plus (F) the Aggregate Exercise Amount. “Transaction Bonuses” means those certain bonuses to certain employees in the amounts set forth next to the individual’s name on Attachment 2.12(r) of the Company Disclosure Schedules, subject to (among other items as outlined in Section 2.12(c) of the Company Disclosure Schedule) the execution

-16- US-DOCS\117747603 233678486 v12 of a general release of claims (including a waiver of any promised equity awards) by the individuals identified on Section 2.12(c) of the Company Disclosure Schedules (the “Transaction Bonus Releases”). “Transaction Expenses” means all (i) third party fees, costs and expenses incurred by or on behalf of the Company in connection with the negotiation, execution, delivery and performance of this Agreement and the Company Related Agreements and the consummation of the Mergers and the other transactions contemplated hereby and thereby (including any strategic transaction process prior to the transactions contemplated hereby), whether or not billed or accrued as of the Closing Date (including any fees, costs and expenses of legal counsel and accountants, the maximum amount of fees, costs and expenses payable to or on behalf of (including with respect to any indemnification, contribution or similar obligations) financial advisors, investment bankers and brokers of the Company, online due diligence management system fees, costs and expenses and any such fees and expenses incurred by Company Stockholders or the Company employees if paid or to be paid for by the Company), (ii) Change in Control Payments, (iii) Transaction Payroll Taxes, (iv) fees, costs and expenses of the Securityholders’ Agent to the extent payable by the Company, whether before, at or after the Closing (other than those fees, costs or expenses to be covered by the Expense Fund Amount), (v) the costs of premiums for the Company D&O Tail Policy to be obtained pursuant to Section 6.7(c), and (vi) fifty percent (50%) of all Transfer Taxes. “Transaction Payroll Taxes” means any employment or payroll Taxes with respect to any Change in Control Payments or Option Payments, other bonuses or other compensatory payments in connection with the transactions contemplated by this Agreement, whether payable by Acquiror, the Company, the First-Step Surviving Corporation or the Surviving Entity. “Unaccredited Investor” means a Company Stockholder that is not an Accredited Investor. “Unpaid Transaction Expenses” means the aggregate amount of all Transaction Expenses that have not been paid by the Company as of the Closing. “Working Capital” means with respect to the Company (i) accounts receivable, prepaid expenses and other current assets of the Company (excluding Closing Cash and all Tax assets including deferred Tax assets), minus (ii) accounts payable, customer deposits, accrued liabilities and other current liabilities of the Company (excluding Closing Company Debt, Unpaid Transaction Expenses and deferred Tax liabilities), all as calculated in accordance with the Specified Accounting Principles. (b) Other capitalized terms defined elsewhere in this Agreement and not defined in this Section 1.1 shall have the meanings assigned to such terms in this Agreement. 1.2 The Mergers. At the Effective Time, on the terms and subject to the conditions set forth in this Agreement, the Certificate of Merger in the form attached hereto as Exhibit E-1 (the “Certificate of Merger”) and the applicable provisions of the DGCL, Sub I shall merge with and into the Company, the separate corporate existence of Sub I shall cease and the Company shall continue as the surviving corporation and shall become a wholly-owned subsidiary of Acquiror. The Company, as the surviving corporation after the First Merger, is hereinafter sometimes referred to as the “First-Step Surviving Corporation.” At the Second Effective Time, Acquiror shall cause the First-Step Surviving Corporation to merge with and into Sub II in accordance with the DGCL and the DLLCA, whereupon the separate corporate existence of the First-Step Surviving Corporation shall cease, and Sub II shall be the surviving entity. The surviving entity after the Second Merger is sometimes referred to hereinafter as the “Surviving Entity.”

-17- US-DOCS\117747603 233678486 v12 1.3 Closing. Unless this Agreement is earlier terminated pursuant to Section 8.1 hereof, the closing of the First Merger (the “Closing”) shall take place as promptly as practicable after the execution and delivery hereof by the parties hereto, and following satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article VII hereof (except for those conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025; provided, however, that in no event shall the Closing take place prior to October 12, 2020. The date upon which the Closing occurs shall be referred to herein as the “Closing Date.” 1.4 Effective Time. (a) At the Closing, Sub I and the Company shall cause the Certificate of Merger to be filed with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the DGCL (the time of acceptance by the Secretary of State of the State of Delaware of such filing or such later time as may be agreed to by Acquiror and the Company in writing (and set forth in the Certificate of Merger) being referred to herein as the “Effective Time”). (b) Promptly after the Effective Time, Acquiror shall cause the Second Merger to be consummated by filing a certificate of merger in the form attached hereto as Exhibit E-2 (the “Second Certificate of Merger” ) with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the DGCL and the DLLCA (the time of acceptance by the Secretary of State of the State of Delaware of such filing or such later time as may be agreed to by Acquiror and the Company in writing (and set forth in the Second Certificate of Merger) being referred to herein as the “Second Effective Time”). 1.5 Effect of the Mergers. At the Effective Time, the effect of the First Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Sub I shall vest in the First-Step Surviving Corporation, and all debts, liabilities and duties of the Company and Sub I shall become debts, liabilities and duties of the First-Step Surviving Corporation. At the Second Effective Time, the effect of the Second Merger shall be as provided in this Agreement, the Second Certificate of Merger and under the applicable provisions of the DGCL and the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the property, rights, privileges, powers and franchises of Sub II and the First-Step Surviving Corporation shall vest in the Surviving Entity, and all debts, liabilities and duties of Sub II and the First-Step Surviving Corporation shall become the debts, liabilities and duties of the Surviving Entity. 1.6 Certificate of Incorporation and Bylaws. (a) First Merger. At the Effective Time, the certificate of incorporation of the First- Step Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the certificate of incorporation of Sub I as in effect immediately prior to the Effective Time, until thereafter amended in accordance with the DGCL and as provided in such certificate of incorporation; provided, however, that at the Effective Time, Article I of the certificate of incorporation of the First-Step Surviving Corporation shall be amended and restated in its entirety to read as follows: “The name of the corporation is ReadCoor, Inc.” At the Effective Time, the bylaws of the First-Step Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the bylaws of Sub I, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with the DGCL and as provided in the certificate of incorporation of the First-Step Surviving Corporation and such bylaws.

-18- US-DOCS\117747603 233678486 v12 (b) Second Merger. At the Second Effective Time, the certificate of formation of Sub II, as in effect immediately prior to the Second Effective Time, shall be the certificate of formation of the Surviving Entity at the Second Effective Time, until thereafter amended in accordance with the DLLCA and as provided in such certificate of formation; provided, however, that at the Effective Time, Article I of the certificate of formation of the Surviving Entity shall be amended and restated in its entirety to read as follows: “The name of the limited liability company is ReadCoor, LLC.” At the Second Effective Time, the limited liability company agreement of Sub II, as in effect immediately prior to the Second Effective Time, shall be the limited liability company agreement of the Surviving Entity at the Second Effective Time. 1.7 Directors and Officers. (a) Directors of First-Step Surviving Corporation. Unless otherwise determined by Acquiror prior to the Effective Time, the directors of Sub I immediately prior to the Effective Time shall be the directors of the First-Step Surviving Corporation immediately after the Effective Time, each to hold the office of a director of the First-Step Surviving Corporation in accordance with the provisions of the DGCL and the certificate of incorporation and bylaws of the First-Step Surviving Corporation until their successors are duly elected and qualified. (b) Officers of First-Step Surviving Corporation. Unless otherwise determined by Acquiror prior to the Effective Time, the officers of Sub I immediately prior to the Effective Time shall be the officers of the First-Step Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the bylaws of the First-Step Surviving Corporation. (c) Managing Member and Officers of the Surviving Entity. Acquiror shall be the Managing Member (as defined in the limited liability company agreement of the Surviving Entity) of the Surviving Entity. The officers of Sub II immediately prior to the Second Effective Time shall be the officers of the Surviving Entity immediately after the Second Effective Time, each to hold office in accordance with the provisions of the limited liability company agreement of the Surviving Entity. 1.8 Effect on Company Stock, Company Options and Company Warrants. (a) Company Stock. At the Effective Time, by virtue of the First Merger and without any action on the part of Merger Subs, the Company or the Company Stockholders, subject to Section 1.10(c), Section 1.12 and Article IX, each share of Company Stock (excluding Dissenting Shares and Excluded Shares) issued and outstanding as of immediately prior to the Effective Time shall be cancelled and extinguished, and each holder of such share of Company Stock shall cease to have any rights with respect thereto, and shall be converted automatically into the right to receive, upon the terms set forth in this Section 1.8(a) and throughout this Agreement (including the holdback and indemnification provisions set forth in this Agreement): (A) if the holder of such share of Company Stock is an Accredited Investor, (1) an amount in cash equal to the Per Share Closing Cash Consideration, (2) the Per Share Closing Stock Consideration, (3) the contingent right to receive the Per Share Holdback Stock if, and to the extent, the Holdback Shares become distributable to former holders of Company Stock in accordance with, and subject to, the terms and conditions of this Agreement, and (4) the contingent right to receive the Per Share Expense Fund Amount if, and to the extent, such amounts become distributable to former holders of such shares of Company Stock in accordance with, and subject to, the terms and conditions of this Agreement; and (B) if the holder of such share of Company Stock is an Unaccredited Investor, an amount in cash equal to the Per Share Aggregate Consideration.

-19- US-DOCS\117747603 233678486 v12 (b) Company Options. (i) On the terms and subject to the conditions set forth in this Agreement, effective as of the Effective Time, each vested Company Option that is outstanding and unexercised as of immediately prior to the Effective Time shall, by virtue of the First Merger, be immediately cancelled and extinguished and shall be converted automatically into the right to receive a cash payment, less any required withholding as contemplated by Section 1.12 below and subject to the terms set forth in this Section 1.8(b) and throughout this Agreement, equal to (A) (1) the product of (x) the number of shares of Company Common Stock subject to such Company Option that are vested and exercisable immediately prior to the Effective Time multiplied by (y) the excess, if any, of the Per Share Aggregate Consideration over the applicable per share exercise price of such vested Company Option, minus (2) the sum of the Per Share Expense Fund Amount and the Per Share Holdback Cash (each such payment, a “Closing Option Payment”, and all such payments, the “Closing Option Payments”) and (B) the contingent right to the Per Share Expense Fund Amount and the Per Share Holdback Cash to the extent such amounts become distributable to contributing Company Equityholders in accordance with, and subject to, the terms and conditions of this Agreement (any payments made under this clause (B), together with the Closing Option Payments, the “Option Payments”); provided, that no Option Payments shall made with respect to a vested Company Option until Acquiror has received an Optionholder Release Agreement executed by the holder of such vested Company Option. Notwithstanding the foregoing, each Company Option that is either (x) unvested as of the Effective Time or (y) outstanding and unexercised, whether or not vested, as of the Effective Time with a per share exercise price that is equal to or greater than the Per Share Aggregate Consideration, will, in each case, as of the Effective Time, be canceled without the payment of any consideration therefor. (ii) Acquiror or the Surviving Entity shall pay to each holder of a vested Company Option, in exchange therefor, the Option Payments in respect of such vested Company Option, in the form of cash, pursuant to this Section 1.8(b). Any Closing Option Payment to be made by the Acquiror or Surviving Entity to any former Company Optionholder pursuant to this Section 1.8(b) shall be made (A) for all such persons who are current or former employees of the Company, through payroll and (B) for all other such persons, by the Exchange Agent, in each case as promptly as reasonably practicable following the Closing Date (subject to receipt of an executed Optionholder Release Agreement and, in the case of clause (B), a properly completed and executed IRS Form W-8 or W-9 (and any required attachments thereto)). (iii) Prior to the Effective Time, and subject to the review and reasonable comment by Acquiror, the Company shall take all actions reasonably necessary to effect the transactions contemplated by this Section 1.8(b) under the Company Stock Plan, all Company Option agreements, or any other plan or arrangement of the Company, and any applicable Legal Requirements, including, to the extent reasonably necessary, adopting all resolutions, giving all notices, obtaining consents from each holder of such Company Options and taking any other actions which are reasonably necessary to effectuate this Section 1.8(b). At the Effective Time, the Company agrees to effect the termination of the Company Stock Plan, subject to the review and reasonable comment by Acquiror. (c) Company Warrants. The Company Warrants shall not be assumed by Acquiror in the Mergers. Prior to the Effective Time, and subject to the review of Acquiror, the Company shall take all actions reasonably necessary to cause the Company Warrants to be terminated or exercised in accordance with the terms of the Company Warrants as of immediately prior to the Effective Time. The Company shall provide written notice of the First Merger to the Company Warrantholder in accordance with the terms thereof prior to the Effective Time.

-20- US-DOCS\117747603 233678486 v12 (d) Capital Stock of Sub I. Each share of capital stock of Sub I that is issued and outstanding immediately prior to the Effective Time will, by virtue of the First Merger and without further action on the part of the sole stockholder of Sub I, be converted into and become one validly issued, fully paid and non-assessable share of Company Common Stock (and the shares of the Company into which the shares of Sub I capital stock are so converted shall be the only shares of the Company’s capital stock that are issued and outstanding immediately after the Effective Time). The certificate evidencing ownership of shares of Sub I capital stock will evidence ownership of such shares of Company Common Stock. (e) Treatment of Company Stock Owned by the Company and Acquiror. At the Effective Time, all shares of Company Stock that are held by the Company, Acquiror or any direct or indirect wholly owned subsidiary of Acquiror immediately prior to the Effective Time (collectively, the “Excluded Shares”) shall be cancelled and extinguished without any conversion thereof. (f) Calculation of Consideration. For purposes of calculating the aggregate amount of cash payable to each Company Stockholder and Company Optionholder and shares of Acquiror Stock issuable to each Company Stockholder pursuant to Section 1.8, including for purposes of calculating their respective portions of the Holdback Shares and Expense Fund Amount, if applicable pursuant to the terms of this Agreement, (i) the consideration payable in respect of shares of Company Stock held by each such Company Stockholder shall be calculated on a certificate-by-certificate basis, (ii) the consideration payable in respect of vested Company Options shall be calculated on a grant-by-grant basis, (iii) the amount of cash to be paid to each Company Stockholder or Company Optionholder for each Company share certificate or Company Option grant held by such Company Stockholder or Company Optionholder, as applicable, shall be rounded down to the nearest whole cent, and (iv) the number of shares of Acquiror Stock to be issued to each applicable Company Stockholder in exchange for each Company share certificate held by such Company Stockholder shall be rounded down to the nearest whole number. (g) Maximum Merger Consideration. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the aggregate consideration payable or distributable by Acquiror hereunder (assuming for these purposes that the Holdback Fund and the full Expense Fund Amount is paid to the Company Stockholders and Company Optionholders without interest) exceed the Total Consideration Value (with the shares of Acquiror Stock valued at the Acquiror Stock Price for purposes of this Section 1.8(g)). (h) Appraisal Rights. Notwithstanding anything contained herein to the contrary, any Dissenting Shares shall not be converted into the right to receive the consideration provided for in Section 1.8(a), but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to any such Dissenting Shares pursuant to the applicable provisions of the DGCL. Each holder of Dissenting Shares who, pursuant to the applicable provisions of the DGCL, becomes entitled to payment thereunder for such shares shall receive payment therefor in accordance with the applicable provisions of the DGCL (but only after the value therefor shall have been agreed upon or finally determined pursuant to such provisions). If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, then any such shares shall immediately be converted into the right to receive the consideration payable pursuant to Section 1.8(a), in respect of such shares as if such shares never had been Dissenting Shares, and Acquiror shall deliver to the holder thereof, at (or as promptly as reasonably practicable after) the applicable time or times specified in Section 1.10(c), following the satisfaction of the applicable conditions set forth in Section 1.10(c), the number of shares of Acquiror Stock and/or cash to which such holder would be entitled in respect thereof under this Section 1.8 as if such shares of Company Stock never had been Dissenting Shares. The Company shall give Acquiror prompt notice of any demands for appraisal or purchase received by the Company, withdrawals of such demands, and any other instruments served pursuant to the applicable provisions of the DGCL and received by the Company, and both prior to and following the Closing, Acquiror shall have the right to direct all negotiations and

-21- US-DOCS\117747603 233678486 v12 proceedings with respect to demands for appraisal or purchase under the applicable provisions of the DGCL. The Company shall not, except with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of Acquiror, or as otherwise required under the applicable provisions of the DGCL, voluntarily make any payment or offer to make any payment with respect to, or settle or offer to settle, any claim or demand in respect of any Dissenting Shares. Notwithstanding the foregoing, to the extent that Acquiror, the First-Step Surviving Corporation, the Surviving Entity or the Company (i) makes any payment or payments in respect of any Dissenting Shares in excess of the value of all the shares of Acquiror Stock and/or cash that otherwise would have been owed in respect of such shares in accordance with this Agreement or (ii) incurs any Indemnifiable Damages (including attorneys’ and consultants’ fees, costs and expenses and including any such fees, costs and expenses incurred in connection with investigating, defending against or settling any action or proceeding) in respect of any Dissenting Shares (excluding payments for such shares) ((i) and (ii) together “Dissenting Share Payments”), Acquiror shall be entitled to recover under the terms of Article IX hereof the amount of such Dissenting Share Payments. (i) Rights Not Transferable. The rights of the Consideration Recipients as of immediately prior to the Effective Time are personal to each such Consideration Recipient and shall not be transferable prior to the Effective Time for any reason other than by operation of law, will or the laws of descent and distribution. Any attempted transfer of such right by any holder thereof (otherwise than as permitted by the immediately preceding sentence) shall be null and void. 1.9 Closing Adjustment. (a) Pre-Closing Estimate. No later than three (3) Business Days prior to the Closing Date, the Company shall deliver to Acquiror a statement (the “Estimated Closing Statement”) including an unaudited balance sheet of the Company as of immediately prior to Closing and setting forth the Company’s good faith estimate of each of (i) Closing Company Debt, (ii) Closing Cash, (iii) Unpaid Transaction Expenses and (iv) Closing Working Capital, such Estimated Closing Statement to be prepared in accordance with (A) GAAP, using the same accounting principles and methods the Company has used to produce the Company Financial Statements (to the extent consistent with GAAP), and (B) the illustration set forth on Schedule 1.9(a) (to the extent consistent with clause (A)) (clauses (A) and (B), collectively, the “Specified Accounting Principles”). The Company shall deliver all relevant backup materials, schedules and the illustrations prepared in accordance with the Specified Accounting Principles, in detail reasonably acceptable to Acquiror, concurrently with the delivery of such Estimated Closing Statement. The Company shall consult with Acquiror and its accountants with respect to the preparation of the Estimated Closing Statement. Based on such estimates and prior to the Closing Date, Acquiror and the Company shall in good faith calculate estimates of (i) Closing Company Debt (“Estimated Closing Company Debt”), (ii) Closing Cash (“Estimated Closing Cash”), (iii) Unpaid Transaction Expenses (“Estimated Unpaid Transaction Expenses”) and (iv) Closing Working Capital (“Estimated Closing Working Capital”), which estimates shall be used to determine the Total Consideration Value for purposes of the Closing. (b) Post-Closing Adjustment. (i) As promptly as reasonably practicable, but in no event later than one hundred and twenty (120) calendar days following the Closing Date, Acquiror shall cause to be prepared in accordance with the Specified Accounting Principles and delivered to the Securityholders’ Agent an unaudited balance sheet of the Company as of immediately prior to the Closing (the “Closing Balance Sheet”) and a statement (the “Acquiror Closing Statement”) setting forth in reasonable detail its proposed calculations of the Adjustment Amount (including its proposed calculations of Closing Company Debt, Closing Cash, Unpaid Transaction Expenses and Closing Working Capital) the (“Acquiror Closing Date Calculations”) and attaching all relevant backup materials, schedules and the illustrations prepared in accordance with the Specified Accounting Principles, in detail reasonably acceptable to the

-22- US-DOCS\117747603 233678486 v12 Securityholders’ Agent. If Acquiror chooses not to deliver the Closing Balance Sheet and the Acquiror Closing Statement in accordance with the foregoing sentence, then the Adjustment Amount shall be deemed to equal zero. (ii) From and after the delivery of the Closing Balance Sheet and the Acquiror Closing Statement, Acquiror shall provide the Securityholders’ Agent and any accountants or advisors retained by the Securityholders’ Agent with reasonable access to the books and records of the Company for the purposes of: (A) enabling the Securityholders’ Agent and its accountants and advisors to calculate, and to review Acquiror’s calculation of, the Adjustment Amount as reflected in the Acquiror Closing Statement; and (B) identifying any dispute related to the calculation of the Adjustment Amount set forth in the Acquiror Closing Statement. (iii) If the Securityholders’ Agent disputes the Adjustment Amount set forth in the Acquiror Closing Statement, then the Securityholders’ Agent shall deliver a written notice (an “Adjustment Dispute Notice”) to Acquiror during the 30-day period commencing upon delivery to the Securityholders’ Agent of the Closing Balance Sheet and the Acquiror Closing Statement (the “Review Period”). The Adjustment Dispute Notice shall set forth, in reasonable detail, the principal basis for the dispute of such calculation and the Securityholders’ Agent’s determination of the Adjustment Amount (including its proposed detailed calculations of Closing Company Debt, Closing Cash, Unpaid Transaction Expenses and Closing Working Capital). (iv) If the Securityholders’ Agent does not deliver an Adjustment Dispute Notice to Acquiror prior to the expiration of the Review Period, the Adjustment Amount set forth in the Acquiror Closing Statement shall be deemed final and binding on Acquiror, the Securityholders’ Agent and the Company Equityholders as the Adjustment Amount for all purposes of this Agreement. (v) If the Securityholders’ Agent delivers an Adjustment Dispute Notice to Acquiror prior to the expiration of the Review Period, then the Securityholders’ Agent and Acquiror shall meet, confer and exchange any additional relevant information reasonably requested by the other party regarding the computation of the Adjustment Amount for a period of thirty (30) calendar days following the Review Period, and use commercially reasonable efforts to resolve by written agreement (the “Agreed Modifications”) any differences as to the Adjustment Amount. In the event Acquiror and the Securityholders’ Agent so resolve any such differences, the Adjustment Amount set forth in the Acquiror Closing Statement, as adjusted by the Agreed Modifications shall be final and binding as the Adjustment Amount for all purposes of this Agreement. If the Securityholders’ Agent and Acquiror are unable to reach agreement on the calculation of the Adjustment Amount within the thirty (30) calendar day period following the Review Period, then either the Securityholders’ Agent or Acquiror may submit the objections to Grant Thornton LLP or such other firm as mutually agreed to by Securityholders’ Agent and Acquiror (such firm, or any successor thereto, being referred to herein as the “Designated Accounting Firm”) after such thirtieth (30th) day. In resolving any disputed item, the Designated Accounting Firm (x) shall determine Closing Company Debt, Closing Cash, Unpaid Transaction Expenses and Closing Working Capital in accordance with the respective definitions thereof, (y) shall limit its review to matters still in dispute as specifically set forth in the Adjustment Dispute Notice (and only to the extent such matters are still in dispute) and (z) shall act as an expert and not as an arbitrator. The Designated Accounting Firm shall be directed by Acquiror and the Securityholders’ Agent to resolve the unresolved objections as promptly as reasonably practicable in accordance with the Specified Accounting Principles, and, in any event, within thirty (30) calendar days of such referral, and, upon reaching such determination, to deliver a copy of its calculations (the “Expert Calculations”) to the Securityholders’ Agent and Acquiror. In connection with the resolution of any such dispute by the Designated Accounting Firm, each of Acquiror, the Securityholders’ Agent and their respective advisors and accountants shall have a reasonable opportunity to meet with the Designated Accounting Firm to provide their respective views as to any disputed issues with respect to the calculation

-23- US-DOCS\117747603 233678486 v12 of the Adjustment Amount. The determination of the Adjustment Amount made by the Designated Accounting Firm shall be final and binding on Acquiror, the Securityholders’ Agent and the Company Equityholders for all purposes of this Agreement, absent manifest error. In calculating the Adjustment Amount, the Designated Accounting Firm shall be limited to addressing only the particular disputes referred to in the Adjustment Dispute Notice. The Expert Calculations (A) shall reflect in detail the differences, if any, between the calculation of the Adjustment Amount reflected in the Adjustment Dispute Notice and the calculation of the Adjustment Amount set forth in the Acquiror Closing Statement, and (B) with respect to any specific discrepancy or disagreement, shall be no greater than the higher amount calculated by Acquiror or the Securityholders’ Agent, as the case may be, and no lower than the lower amount calculated by Acquiror or the Securityholders’ Agent as the case may be. The fees and expenses of the Designated Accounting Firm shall be borne by Acquiror, on the one hand, and the Securityholders’ Agent, on behalf of the Company Equityholders, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Designated Accounting Firm, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by the Designated Accounting Firm at the time the determination is rendered on the merits of the matters submitted to the Designated Accounting Firm. (vi) If the Adjustment Amount, as finally determined in accordance with this Section 1.9, is a negative number, then such amount (the “Shortfall Amount”) owing to Acquiror shall be satisfied by forfeiture of the Holdback Fund in an amount equal to the Shortfall Amount (with the shares of Acquiror Stock valued at the Acquiror Stock Price for purposes of this Section 1.9); provided, however, that in the event that the Holdback Fund is insufficient to satisfy the Shortfall Amount, the Company Equityholders shall, in proportion to their respective Pro Rata Shares, pay to the Surviving Entity, with respect to foregoing the excess of such Shortfall Amount over the value of the Holdback Fund. For the avoidance of doubt, recovery against the Holdback Fund of any Shortfall Amount shall not reduce any Indemnified Person’s liability under Article IX. (vii) If the Adjustment Amount, as finally determined in accordance with this Section 1.9, is a positive number, then Acquiror shall promptly cause such additional amount of (A) cash or (B) shares of Acquiror Stock (as determined in the sole discretion of Acquiror and with the shares of Acquiror Stock valued at the Acquiror Stock Price for purposes of this Section 1.9) to be paid to the Company Equityholders in proportion to their respective Fully-Diluted Percentage. 1.10 Payment of Merger Consideration. (a) Exchange Agent. American Stock Transfer & Trust Company, L.L.C. or another Person selected by Acquiror that is reasonably acceptable to the Company, shall serve as the exchange agent (the “Exchange Agent”) for the First Merger. (b) Acquiror Closing Payments. (i) As promptly as practicable after the Closing (but in any event on the Closing Date), Acquiror shall deliver to the Exchange Agent the portion of the Aggregate Cash Consideration payable to the Company Stockholders pursuant to Section 1.8(a), less the Expense Fund Amount (which will be deposited with the Securityholders’ Agent pursuant to Section 1.10(b)(iv)). (ii) As promptly as practicable after the Closing (but in any event on the Closing Date), Acquiror shall deliver to the Exchange Agent the Aggregate Share Consideration payable to the Accredited Investors pursuant to Section 1.8(a), less the Holdback Shares.

-24- US-DOCS\117747603 233678486 v12 (iii) As promptly as practicable after the Closing (but in any event on the Closing Date), Acquiror shall issue (but not distribute) the Holdback Shares. The Holdback Shares, together with the Holdback Cash, shall be held by Acquiror and constitute partial security for the indemnification obligations of such Company Equityholders that are Indemnifying Persons pursuant to Article IX, and shall be held, distributed and/or restricted in accordance with the provisions of this Agreement. (iv) As promptly as practicable after the Closing (but in any event on the Closing Date), Acquiror shall deposit the Expense Fund Amount with the Securityholders’ Agent. The Expense Fund Amount shall be withheld from the cash consideration payable to the Company Stockholders pursuant to Section 1.8(a). Upon deposit of the Expense Fund Amount with the Securityholders’ Agent in accordance with the above, Acquiror shall be deemed to have contributed each Company Stockholders’ applicable portion of the Expense Fund Amount as determined in accordance with Section 1.8(a). (v) As promptly as practicable after the Closing (but in any event on the Closing Date), Acquiror will pay, on behalf of the Company, all amounts required to be paid under (A) the payoff letters delivered pursuant to Section 6.2 in order to fully discharge the Company Debt owed to Persons thereunder and (B) invoices delivered pursuant to Section 6.2 in order to fully discharge the amounts owed to Persons thereunder, in each case, by wire transfer of immediately available funds to the accounts designated in such payoff letters and invoices. (c) Exchange Procedures. (i) As soon as commercially practicable after the Effective Time, Acquiror or the Exchange Agent shall mail to each Company Stockholder a letter of transmittal in substantially the form attached hereto as Exhibit F (with such changes as may be agreed to by Acquiror and the Company prior to the Closing for purposes of implementing the designations contemplated by Section 6.5(i), the “Letter of Transmittal”) at the address set forth opposite such Company Stockholder’s name in the Consideration Spreadsheet with instructions for use in acknowledging that electronically held certificates representing such Company Stockholder’s shares of Company Stock (“Electronic Company Stock Certificate(s)”) will be cancelled in connection with Closing in exchange for the consideration payable in accordance with Section 1.8(a). After receipt by a Company Stockholder of such (A) Letter of Transmittal and (B) Stockholder Joinder and Release Agreement ((A) and (B) together, and including any required deliveries to the Exchange Agent in accordance with the instructions in the Letter of Transmittal, the “Exchange Documents”), such Company Stockholder will be required to acknowledge cancellation of his, her or its Electronic Company Stock Certificates and deliver to the Exchange Agent (as specified in the Letter of Transmittal) duly completed and validly executed Exchange Documents. (ii) Upon acknowledgement by the Company Stockholder of cancellation of its Electronic Company Stock Certificates and delivery to the Exchange Agent of the Exchange Documents, each duly completed and validly executed in accordance with the instructions thereto, Acquiror shall cause the Exchange Agent to pay to the holder of such Electronic Company Stock Certificates the cash and shares of Acquiror Stock (which shall be in book entry form) such holder is then entitled to receive pursuant to Section 1.8(a). Until so acknowledged, after the Effective Time, the shares of Company Stock held by such Company Stockholder immediately prior to the Effective Time shall, for all corporate purposes, evidence only the ownership of the right to receive the shares of Acquiror Stock and/or cash into which such shares of Company Stock shall have been converted pursuant to the terms of this Agreement. Subject to Section 1.10(d), no portion of the Total Consideration Value will be paid to the holder of any unacknowledged Electronic Company Stock Certificate with respect to shares of Company Stock formerly represented thereby until the holder of record of such Electronic Company Stock Certificate shall

-25- US-DOCS\117747603 233678486 v12 acknowledge cancellation of such Electronic Company Stock Certificate and deliver to the Exchange Agent validly executed Exchange Documents pursuant hereto. (iii) Notwithstanding the foregoing, Acquiror shall, upon the reasonable request of the Exchange Agent, provide reasonable cooperation to the Exchange Agent in order for the Exchange Agent to deliver to the individuals and entities listed on Exhibit L (the “Closing Date Payees”), by wire transfer of immediately available funds (with respect to such Closing Date Payee’s cash consideration), no later than one (1) Business Day following the Closing, the cash consideration and shares of Acquiror Stock to be paid to such Closing Date Payee in connection with the Closing in accordance with the Consideration Spreadsheet, provided, that (x) the Closing Date Payees shall have delivered their Exchange Documents to the Exchange Agent not later than two (2) days prior to Closing and (y) the Consideration Spreadsheet is finalized not later than two (2) days prior to Closing. (d) No Further Ownership Rights in the Company Stock. All consideration paid or payable following the surrender for exchange of shares of Company Stock in accordance with the terms hereof shall be so paid or payable in full satisfaction of all rights pertaining to such shares of Company Stock, and there shall be no further registration of transfers on the records of the Company of shares of Company Stock which were issued and outstanding immediately prior to the Effective Time. (e) Exchange Agent to Return Merger Consideration. At any time following the last day of the twelfth month following the Effective Time, Acquiror shall be entitled to require the Exchange Agent to deliver to Acquiror or its designated successor or assign all amounts that have not been disbursed to the holders of Electronic Company Stock Certificates pursuant to Section 1.10(c), and thereafter the holders of Electronic Company Stock Certificates shall be entitled to look only to Acquiror or the Surviving Entity (subject to the terms of Section 1.10(f)) only as general creditors thereof with respect to any and all cash amounts and shares of Acquiror Stock that may be payable to such holders of Electronic Company Stock Certificates pursuant to Section 1.8 and Section 1.10(c) upon the acknowledgment of cancellation of such Electronic Company Stock Certificates and duly executed Exchange Documents in the manner set forth in Section 1.10(c). No interest shall be payable for the cash amounts and shares of Acquiror Stock delivered to Acquiror pursuant to the provisions of this Section 1.10(e) and which are subsequently delivered to the holders of Electronic Company Stock Certificates. (f) No Liability. None of Acquiror, the Company, the First-Step Surviving Corporation, the Surviving Entity or the Exchange Agent shall be liable to any Consideration Recipient for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. (g) Transfers of Ownership. If any shares of Acquiror Stock or cash amounts are to be disbursed pursuant to Section 1.8 and this Section 1.10 to a Person other than the Person whose name is reflected on the Electronic Company Stock Certificate surrendered in exchange therefor, it will be a condition of the issuance or delivery thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Acquiror or any agent designated by it any transfer or other taxes required by reason of the payment of any portion of the Total Consideration Value in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Acquiror or any agent designated by it that such tax has been paid or is not payable. 1.11 Tax Consequences. (a) Acquiror, the Merger Subs and the Company each intend that the Mergers, taken together, constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”). Each of Acquiror, the Merger Subs,

-26- US-DOCS\117747603 233678486 v12 the Company and their respective Affiliates and Representatives (including Securityholders’ Agent) shall file all Tax Returns in a manner consistent with the Intended Tax Treatment, except as otherwise required by Legal Requirements. The Company acknowledges that the Company and the securityholders of the Company are relying solely on their own Tax advisors in connection with this Agreement, the Mergers and the other transactions and agreements contemplated hereby. (b) This Agreement is intended to constitute, and the parties hereby adopt this Agreement as, a “plan of reorganization” within the meaning Treasury Regulation Sections 1.368-2(g) and 1.368-3. (c) After the Closing, Acquiror shall use commercially reasonable efforts not to take any action that would reasonably be expected to impede the Mergers from qualifying for the Intended Tax Treatment. 1.12 Withholding Rights. Acquiror, the First-Step Surviving Corporation, the Surviving Entity, any Affiliate of any of the foregoing, and the Exchange Agent (each, a “Withholding Agent”) shall be entitled to deduct and withhold from any payments deliverable under this Agreement to any Person, such amounts as are required to be deducted and withheld with respect to any such payments under the Code or any provision of applicable Legal Requirements relating to Taxes. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the Person in respect of which such deduction and withholding was made. Amounts so deducted and withheld shall be remitted to the appropriate Tax Authority in accordance with applicable Legal Requirements. ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY Subject to the disclosures set forth in the disclosure schedule of the Company delivered to Acquiror concurrently with the parties’ execution of this Agreement (the “Company Disclosure Schedule”) (it being understood and hereby agreed that (i) the disclosures set forth in the Company Disclosure Schedule shall be organized under separate section and subsection references that correspond to the sections and subsections of this Article II to which such disclosure relates, (ii) the disclosure set forth in a particular section or subsection of the Company Disclosure Schedule shall qualify (A) the representations and warranties set forth in the corresponding section or subsections of this Article II and (B) such other representations and warranties set forth in this Article II if, and solely to the extent that, upon a reading of the disclosure, without any independent knowledge of the subject matter thereof or the contents of any documents referenced therein, such disclosure is clearly applicable to such other representations and warranties, and (iii) the disclosures set forth in the Company Disclosure Schedule shall, except as otherwise set forth therein, be deemed to be representations and warranties made by the Company to Acquiror under this Article II), the Company makes the following representations and warranties to Acquiror and Merger Subs as of the Agreement Date and as of the Closing Date (except to the extent such representations and warranties refer to a specific date and then as of such date only): 2.1 Organization, Good Standing, Corporate Power and Qualification. (a) The Company is duly incorporated and organized, and is validly existing in good standing, under the laws of the jurisdiction of its formation. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (whether owned, leased or licensed) or the nature of its business make such qualification necessary, except for any such jurisdiction

-27- US-DOCS\117747603 233678486 v12 where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company has and, since its inception has had, no Subsidiaries, and the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity. The Company is not a participant in any joint venture, partnership, domination and/or profit and loss transfer agreement or similar arrangement. The Company has not agreed and is not obligated to, directly or indirectly, make any future investment in or capital contribution or advance to any Person. (b) The Company has made available to Acquiror true, correct and complete copies of (i) its certificate of incorporation, as amended to date (the “Certificate of Incorporation”), and of its bylaws, as amended to date, each in full force and effect on the Agreement Date (collectively, the “Charter Documents”) and (ii) the equity ownership records of the Company. The Company has not approved any amendment to any of the Charter Documents. There has not been any violation of any of the provisions of the Charter Documents and the Company has not taken any action that is inconsistent with any resolution adopted by the equityholders of the Company, any governing body of the Company or any committee thereof in any material respect. (c) Section 2.1(c) of the Company Disclosure Schedule lists the directors and officers of the Company as of the Agreement Date, separately noting which of such directors and officers has any rights to indemnification from the Company and the scope and duration of such rights and also separately lists any other employee or other agent of the Company with rights to indemnification from the Company. No indemnification claims have ever been asserted by any current or former director or officer of the Company. (d) Section 2.1(d) of the Company Disclosure Schedule lists every state or foreign jurisdiction in which the Company has Employees or facilities or otherwise conducts its business (specifying the existence of Employees or facilities or the conduct of business in each such state or foreign jurisdiction). The operations now being conducted by the Company are not now and have never been conducted by the Company under any other name. 2.2 Capitalization. (a) The authorized capital stock of the Company consists solely of (i) 6,100,000 shares of Company Common Stock, (ii) 1,668,179 shares of Company Series A Preferred Stock and (iii) 1,902,306 shares of Company Series B Preferred Stock, of which 1,073,148 shares of Company Common Stock, 1,668,179 shares of Company Series A Preferred Stock and 1,886,325 shares of Company Series B Preferred Stock are issued and outstanding as of the Agreement Date. (b) As of the Agreement Date, the Company Stock is held by the Persons in the amounts set forth in Section 2.2(b) of the Company Disclosure Schedule which further sets forth for each such Person (i) the number, class and series of shares held by such Person, (ii) the percentage held by such Person relative to each class and series of shares such Person holds and the total Company Common Stock and Company Preferred Stock, and (iii) the applicable electronic certificate(s) representing such shares. All shares of Company Stock are electronically certificated through the Company’s transfer agent, eShares, Inc., d/b/a Carta, Inc., and no physical stock certificates representing shares of Company Stock remain in existence. Except as set forth in Section 2.2(b) of the Company Disclosure Schedule, the Company has no other capital stock authorized, issued or outstanding. (c) Except for the Company Stock Plan, the Company has not ever adopted, sponsored or maintained any stock option plan or any other plan or agreement providing for equity compensation to any Person. The Company has reserved 1,103,759 shares of Company Common Stock for issuance to

-28- US-DOCS\117747603 233678486 v12 employees, non-employee directors, advisors and consultants pursuant to the Company Stock Plan, of which (i) 682,977 shares are issuable upon the exercise of outstanding, unexercised options granted under the Company Stock Plan (ii) 65,258 shares have been issued upon the exercise of options granted under the Company Stock Plan, and (iii) 355,524 shares remain available for future grant under the Company Stock Plan. Section 2.2(c) of the Company Disclosure Schedule sets forth, as of the Agreement Date, for each outstanding Company Option, the name of the holder of such option, the type and number of shares of Company Common Stock issuable upon the exercise of such option, the date of grant, the exercise price of such option, the extent vested to date and whether (and to what extent) the vesting of such option is subject to acceleration as a result of the transactions contemplated by this Agreement (assuming the waiver of such holder of any acceleration right were not obtained) and whether such option is a nonstatutory option or qualifies as an “incentive stock” option as defined in Section 422 of the Code and whether such option is subject to Section 409A of the Code and guidance and regulations promulgated thereunder. True and complete copies of all forms of agreements and instruments relating to or issued under the Company Stock Plan (and any individual agreement and instruments that deviate from such form in any material respect), and all forms of stock option agreements, grant documents and other instruments evidencing Company Options and rights under the Company Stock Plan (and any individual agreement and instruments that deviate from such form in any material respect) have been made available to Acquiror, and such agreements, documents and instruments have not been amended, modified or supplemented other than as provided in this Agreement, and there are no agreements to amend, modify or supplement such agreements or instruments from the agreements made available to Acquiror. (d) All issued and outstanding shares of Company Stock, all Company Options and Company Warrants were issued in all material respects in compliance with all applicable Legal Requirements and all requirements set forth in applicable Contracts and the Company Stock Plan. The outstanding shares of Company Stock have been duly authorized and validly issued and are fully paid and nonassessable and the issuances thereof have been approved by all requisite Company Stockholder action. No holder of shares of Company Stock holds any shares of Company Stock that are subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code with respect to which a valid election under Section 83(b) of the Code has not been made. Copies of each election made under Section 83(b) of the Code in respect of any such Company Stock have been made available to Acquiror. (e) Except as set forth in Section 2.2(b) and Section 2.2(c) of the Company Disclosure Schedule, (i) there are no securities, options, warrants, restricted stock, stock appreciation rights, restricted stock units, phantom stock, calls, rights, Contracts, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities or securities convertible into, or linked to or exchangeable for equity interests or voting securities of the Company or obligating the Company to issue, grant, extend or enter into any such security, option, warrant, call, right, Contract, commitment, agreement, arrangement or undertaking, (ii) there are no proxy or stockholder agreements or agreement for the purchase or acquisition from the Company of any equity securities of the Company or any securities convertible into or ultimately exchangeable or exercisable for any equity securities of the Company, (iii) the Company has not made any promises or entered into any Contracts to grant equity incentives to any officer, advisor or Employee of the Company that remain unsatisfied as of the Agreement Date and (iv) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company. No equity securities of the Company (i) are subject to any Encumbrances, co-sale rights, “drag-along rights”, preemptive rights, rights of first refusal or other rights to purchase, register or transfer such stock (whether in favor of the Company or any other Person) or (ii) were issued in violation of any Encumbrances, co-sale rights, “drag-along rights”, preemptive rights, rights of first refusal or other rights to purchase, register or transfer such stock (whether in favor of the Company or any other Person). The Company has no liability for dividends accrued or declared but unpaid. To the Company’s knowledge, no Consideration Recipient

-29- US-DOCS\117747603 233678486 v12 has entered into any agreement with respect to the voting of equity securities of the Company or relating to the allocation of the Total Consideration Value in a manner that is inconsistent with the terms of this Agreement. As a result of the First Merger, upon the Effective Time, Acquiror will be the sole record and beneficial holder of all issued and outstanding Company Stock and all rights to acquire or receive any shares of Company Stock, whether or not such shares of Company Stock are outstanding. (f) Section 2.2(f) of the Company Disclosure Schedule sets forth, as of the Agreement Date for each Company Warrant, the name of the current Company Warrantholder, the number of shares and type of Company Stock subject to such Company Warrant, the date of grant, the exercise price per share, the expiration date of such Company Warrant and the number of shares and type of Company Stock to be issued as of immediately prior to the Closing pursuant to Section 1.6(b) of such Company Warrant. A true, correct and complete copy of each Company Warrant has been provided to Acquiror, and the Company Warrants have not been amended or supplemented since being provided to Acquiror, and there are no Contracts providing for the amendment or supplement of the Company Warrants. The terms of the Company Warrants permit the treatment of the Company Warrants as provided herein, without notice to, or the consent or approval of, the Company Warrantholder or any other Person. The First Merger shall constitute a “Cash/Public Acquisition” under the terms of each Company Warrant. (g) There are no bonds, debentures, notes or other Company Debt (i) granting its holder the right to vote on any matters on which any Company Equityholder may vote (or that is convertible into, or exchangeable for, securities having such right) or (ii) the value of which is in any way based upon or derived from capital or voting stock of the Company or any of the Subsidiaries, is issued or outstanding as of the Agreement Date (collectively, “Company Voting Debt”). 2.3 Due Authorization. The Company has all requisite corporate power and authority to enter into this Agreement and all other agreements required to be entered into and performed by the Company under this Agreement (the “Company Related Agreements”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Company Related Agreements, the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required on the part of the Company to authorize the execution, delivery and performance by the Company of this Agreement and the Company Related Agreements and the consummation of the transactions contemplated hereby and thereby, subject only to receipt of the Required Stockholder Approval. The Required Stockholder Approval is the only vote or consent of Company Stockholders required to adopt this Agreement and approve the First Merger and the other transactions contemplated hereby and by the Company Related Agreements under applicable Legal Requirements, the Charter Documents and any other Contract to which the Company is a party. The Company Board has unanimously (a) declared this Agreement and the transactions contemplated hereby and the documents referenced herein, including the Mergers, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of the Company and the Company Stockholders, (b) approved this Agreement in accordance with the DGCL and (c) adopted a resolution directing that the adoption of this Agreement be submitted to the Company Stockholders for consideration and making the Company Board Recommendation. This Agreement and each of the Company Related Agreements has been, or upon execution and delivery thereof will be, duly executed and delivered by the Company and constitutes, or will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject only to the effect, if any, of (i) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies. As of the date of this Agreement and as of the Closing Date, the Company is not, and will not be, a “person” (as defined in 16

-30- US-DOCS\117747603 233678486 v12 C.F.R. § 801.1(a)(1)) with $18.8 million or more of total assets or annual net sales, in each case, as determined in accordance with 16 C.F.R. § 801.11. 2.4 No Conflict. The execution and delivery by the Company of this Agreement and the Company Related Agreements, the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to any payment obligation, right of termination, cancellation, modification or acceleration of any benefit or obligation or loss of any benefit under (any such event, a “Conflict”) (a) any provision of the Charter Documents, as amended, (b) any Contract to which the Company is a party or by which any of its properties or assets (whether tangible or intangible) are bound, except for any such Conflicts as would not, individually or in the aggregate, reasonably be expected to be material, or (c) any Legal Requirement applicable to the Company or any of its properties or assets (whether tangible or intangible). Section 2.4 of the Company Disclosure Schedule sets forth all necessary consents, notices, waivers and approvals of parties to any Contracts required to be disclosed pursuant to clause (b) of the preceding sentence as are required thereunder in connection with the Mergers, or for any such Contract to remain in full force and effect without limitation, modification or alteration after the Effective Time and the Second Effective Time. Following the Effective Time, the First-Step Surviving Corporation, and following the Second Effective Time, the Surviving Entity, will be permitted to exercise all of the rights of the Company under the Contracts referenced in clause (b) above to which the Company is a party without any restrictions, limitations or the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay pursuant to the terms of such Contracts had the transactions contemplated by this Agreement not occurred. 2.5 Governmental Consents. Except for the filing of the Certificate of Merger, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement or the Company Related Agreements and to consummate the transactions contemplated hereby and thereby. 2.6 Litigation. There is no, and there has not been in the past, any private or governmental action, suit, proceeding, claim, audit, arbitration or investigation of any nature (“Action”) (a) currently pending, or, to the Company’s knowledge, threatened, against the Company or any of its properties or assets, (b) to the Company’s knowledge, pending or threatened against any director, officer or employee of the Company (in their respective capacities as such or relating to their employment or services with the Company), or (c) to the Company’s knowledge, pending or threatened that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Mergers or any of the other transactions contemplated hereunder, nor to the knowledge of the Company is there any reasonable basis for any Action of the types described in clauses (a)-(c) above. The Company is not a party or subject to the provisions of, any order, writ, injunction, judgment or decree of any Governmental Entity. There is no Action by the Company currently pending or which the Company intends to initiate. No Governmental Entity has at any time challenged or questioned the legal right of the Company to conduct its operations as presently or previously conducted or as currently contemplated to be conducted. The Company has submitted each pending or threatened Action for which there is insurance coverage to its applicable insurance carrier. 2.7 Restrictions on Business Activities. There is no Contract to which the Company is a party, or any judgment, injunction, order or decree binding upon the Company or any of its Affiliates, which has or would reasonably be expected to have, whether before or after the Effective Time, the effect of prohibiting or impairing any current business practice of the Company, any acquisition of property by the Company or the conduct of business by the Company. Without limiting the generality of the foregoing, the

-31- US-DOCS\117747603 233678486 v12 Company has not entered into any Contract under which the Company or its Affiliates is restricted from selling, licensing, manufacturing, delivering or otherwise distributing or commercializing any Company Owned Intellectual Property or Company Products or from providing services to any class of customers, or any potential customers or any potential class of customers, in any geographic area, during any period of time, or in any segment of the market, including by means of any grant of exclusivity, or from hiring or soliciting potential employees, consultants or independent contractors. 2.8 Intellectual Property. (a) Company Products. Section 2.8(a) of the Company Disclosure Schedule sets forth an accurate and complete list and description as of the date of this Agreement of each Company Product. (b) Title to Company Owned Intellectual Property. All Company Owned Intellectual Property is owned exclusively by the Company, or licensed exclusively to, the Company, free and clear of all Encumbrances other than Permitted Encumbrances. The Company has the exclusive right to bring a claim or suit against a Person for infringement or misappropriation of the Company Owned Intellectual Property. The Company has not granted any Person any right to control the prosecution or maintain any of the Company Registered IP. The Company has not granted any Person any right to control, or commence, defend or otherwise control any proceeding with respect to (i) any Company Owned Intellectual Property or (ii) any Company Licensed Intellectual Property for which the Company has been granted the right to control prosecution, registration or any actions with respect thereto. With the exception of those set forth in Section 2.8(b) of the Company Disclosure Schedule, the Company has not assigned, sold, or otherwise transferred, or agreed to assign, sell or otherwise transfer ownership of any Intellectual Property Rights or Technology to any Person that are or were Company Owned Intellectual Property, other than those that are de minimis to the Company. The Company has not granted any exclusive license to any Person with respect to any Intellectual Property Rights or Technology that are or were Company Owned Intellectual Property that are not de minimis to the Company. The Company has not granted any non-exclusive license to any Person with respect to any Intellectual Property Rights or Technology that are or were Company Owned Intellectual Property, other than the Outbound License Agreements listed in Section 2.8(m) of the Company Disclosure Schedule. No Person has or retained joint ownership of any Intellectual Property Rights that are or were Company Owned Intellectual Property. The Company has no obligation to disclose to or share with the general public, or permit the general public access to, any Intellectual Property Rights that are or were Company Owned Intellectual Property, in each case, other than those that are de minimis to the Company. No Person has any ownership or retained right or exclusive license under Intellectual Property Rights or Technology that constitute derivative works of, or modifications or improvements to, the Company Owned Intellectual Property, other than those that are de minimis to the Company. The Company has not granted any licensees any rights to sublicense any Intellectual Property Rights included in the Company Owned Intellectual Property. (c) Prior Rights. All rights in, to and under all Intellectual Property Rights and Technology created by or on behalf of the Company’s agents, employees or founders for or on behalf of or in contemplation of the Company (i) prior to the inception of the Company or (ii) prior to their commencement of employment with the Company have been duly and validly assigned to the Company, and the Company has no reason to believe that any such Person is unwilling to provide the Company, the Surviving Entity or Acquiror with such cooperation as may reasonably be required to complete and prosecute all appropriate U.S. and foreign patent and copyright filings related thereto. (d) Company Registered IP. Section 2.8(d) of the Company Disclosure Schedule lists a true and complete list of all Registered IP owned or purported to be owned by, filed in the name of, or licensed exclusively to the Company (“Company Registered IP”), indicating for each item: (i) the filing date, the date of registration and the status, the jurisdiction in which such item of Company Registered IP

-32- US-DOCS\117747603 233678486 v12 has been registered or filed and the applicable application, registration, or serial or other similar identification number and (ii) the name of the record owner and any other Person that has an ownership interest in such item of Company Registered IP and the nature of such ownership interest. The Company Disclosure Schedule also lists a true and complete list of all material unregistered trademarks. All Company Products covered by a Patent, trademark or copyright included in the Company Intellectual Property have been marked with the notice (applicable as of the date hereof) in all nations where the Company has sold or offered the Company Products for sale. The Company has provided to Acquiror complete and accurate copies of all applications, correspondence, and other material documents filed with, or submitted to, the U.S. Patent and Trademark Office related to each item of Company Registered IP. Each of the Patents owned or purported to be owned by Company included in the Company Registered IP properly identifies each and every inventor of the claims thereof as determined in accordance with the applicable laws of the jurisdiction in which such Patent is issued or pending. (e) Validity. Each item of Company Registered IP is and at all times has been in compliance with all Legal Requirements (including payment of filing, examination and maintenance fees and proofs of use), is valid, subsisting and enforceable, and there are no facts or circumstances known to the Company that would render any Company Registered IP invalid or unenforceable. No application for, or registration with respect to, any type of Company Registered IP filed by or on behalf that is material to the business of the Company has been abandoned, allowed to lapse, or rejected. The Company and its patent counsel have complied with their duty of candor and disclosure and have made no material misrepresentations in the filings submitted to the applicable Governmental Entities with respect to all Patents included in the Company Registered IP. No interference, opposition, reissue, reexamination, inter partes review, post grant review or other proceeding is or has been pending, or to the knowledge of the Company, threatened, in which the scope, validity, inventorship, ownership or enforceability of any Company Registered IP is being or has been or could reasonably be expected to be, contested or challenged (other than rejections, objections or other similar challenges in any office actions made by the applicable intellectual property office in the ordinary course of the prosecution of applications for registration). No trademark owned or controlled by the Company conflicts or interferes with any trademark owned, used, and applied for by any other Person. No event or circumstance (including a failure to exercise adequate quality controls and an assignment in gross without accompanying goodwill) has occurred or exists that has resulted in, or could reasonably be expected to result in, the abandonment of any material trademark (whether registered or unregistered) owned, used, or applied for by the Company. None of the goodwill associated with or inherent in any trademark (whether registered or unregistered) in which the Company has or purports to have an ownership interest has been impaired. Except as set forth in Section 2.8(e) of the Company Disclosure Schedule, there are no actions that are required to be taken by the Company within 180 days of the date hereof, including the payment of any registration, maintenance or renewal fees or the filing of or response to any documents, applications or certificates, for the purposes of obtaining, perfecting, maintaining, or renewing any Company Registered IP. The Company has not taken or failed to take any action that could be reasonably expected to result in the abandonment, invalidity, cancellation, forfeiture, relinquishing, invalidation or unenforceability of any of the material Company Registered IP, except that the foregoing shall apply to all Company Registered IP filed or applied for since January 1, 2018. (f) [Reserved]. (g) Private Grants. At no time during the conception of or reduction to practice of any of the Company Owned Intellectual Property was any founder, developer, inventor or other contributor to such Company Owned Intellectual Property (i) operating under any grants from any private source or performing research sponsored by any private source, (ii) subject to any employment agreement or invention assignment or nondisclosure agreement in connection with such private source, in each case (i) and (ii), that could adversely affect, restrict or in any manner encumber the Company’s rights in such Company Owned Intellectual Property.

-33- US-DOCS\117747603 233678486 v12 (h) Government Funding. Except as otherwise set forth in Section 2.8(h) of the Company Disclosure Schedule, no funding, facilities, personnel or resources of any Governmental Entity, university, college, other educational or research institution, non-profit organization, multi-national, bi- national or international organization or research center were used, directly or indirectly, to develop or create, in whole or in part, any Company Owned Intellectual Property or in connection with the discovery, design, identification, research or development of any Company Products. Except as expressly disclosed in Section 2.8(h) of the Company Disclosure Schedule with respect to any Company Owned Intellectual Property that is exclusively licensed by any such entity to the Company or its Affiliates, rather than owned by, the Company, no such entity or institution (i) owns or otherwise holds, or has the right to obtain, any rights to any Company Owned Intellectual Property, (ii) has imposed or purported to impose, or has the right, whether contingent or otherwise, to impose, any obligations or restrictions on the Company (or, following the Closing, on Acquiror) with respect to the licensing or granting of any Company Owned Intellectual Property or the manufacture or commercialization of any product incorporating, combining or using Company Intellectual Property, or (iii) is or may become entitled to receive any royalties or other payments from the Company (or, following the Closing, Acquiror). (i) Invention Assignment and Confidentiality Agreement. In each case in which the Company has acquired or purported to acquire ownership of any Intellectual Property Rights or Technology from any Person, including as a result of engaging any consultant, advisor, employee or independent contractor to independently or jointly develop any Intellectual Property Rights or Technology for or on behalf of the Company (each an “Author”), the Company has obtained unencumbered and unrestricted exclusive ownership of, by operation of law or by a valid and enforceable written assignment sufficient to irrevocably transfer all of, such Intellectual Property Rights or Technology, and has obtained from such Authors the waiver of all non-assignable rights, including any moral rights. Without limiting the foregoing, the Company has obtained written and enforceable proprietary information and invention disclosure and Intellectual Property Rights assignments from all current and former Authors. Copies of the Company’s standard form of agreement containing any assignment or license of Intellectual Property Rights (the “Employee Proprietary Information Agreement”) and the Company’s standard forms of professional services, outsourced development, consulting, or independent contractor agreements containing any assignment or license of Intellectual Property Rights (the “Consultant Proprietary Information Agreements”) have been made available to Acquiror. Section 2.8(i) of the Company Disclosure Schedule accurately identifies as of the Agreement Date each Contract containing any assignment or license of Intellectual Property Rights that deviates in any material respect from the corresponding standard form agreement provided to Acquiror. (j) No Violation. No current or former employee, consultant, advisor or independent contractor of the Company: (i) is in violation of any term or covenant of any Contract relating to employment, invention disclosure, invention assignment, non-disclosure or non-competition or any other Contract with any other party by virtue of such employee’s, consultant’s, advisor’s or independent contractor’s being employed by, or performing services for, the Company or using trade secrets or proprietary information of others without permission; or (ii) has developed any Technology for the Company that is subject to any Contract under which such employee, consultant, advisor or independent contractor has assigned or otherwise granted to any Person any rights (including Intellectual Property Rights) in or to such Technology. (k) Confidential Information. The Company has taken all reasonable steps to protect and preserve the confidentiality of all confidential or non-public information and trade secrets of the Company or provided by any Person to the Company and the Company’s material confidential Know-How, including all proprietary information that the Company holds, or purports to hold, as a trade secret (“Confidential Information”). All current and former employees and contractors of the Company and any other Person having (or who have had) access to Confidential Information have executed and delivered to

-34- US-DOCS\117747603 233678486 v12 the Company a written legally binding agreement sufficient to protect such Confidential Information. To the knowledge of the Company, (i) the Company has not disclosed or otherwise made available or accessible any of its material Know-How intended to be maintained as confidential to any Person who is not subject to a written agreement to maintain the confidentiality of such Know-How and (ii) there has not been any disclosure of or access to any material Know-How of the Company (including any such information of any other Person disclosed in confidence to the Company) to any Person in a manner that has resulted or is likely to result in the loss of trade secret or other rights in and to such information. (l) Non-Infringement. The Company has not brought any Action against any Person for infringement, misappropriation or violation of any Intellectual Property Rights. To the knowledge of the Company, there has not been and there is no unauthorized use, unauthorized disclosure, infringement, misappropriation or violation of any Company Intellectual Property by any Person. The Company Products, and the operation of the business of the Company including the design, development, manufacture, coding, use, sale, provision, offer to sell and distribution of any Company Products, has not and is not infringing, misappropriating or violating the Intellectual Property Rights or any other rights of any Person or constitute unfair competition or trade practices under the Legal Requirements of any jurisdiction. No Action has been brought or asserted in writing against the Company by, and the Company has not received written notice, including indemnification claims, from any Person (nor, to the knowledge of the Company, is there any basis therefor), (i) challenging the Company Intellectual Property, (ii) inviting the Company to license any Intellectual Property Rights of any Person, or (iii) claiming that any Company Product or the operation of the Company’s business, infringes, misappropriates or violates the Intellectual Property Rights of any Person or constitute unfair competition or trade practices under the Legal Requirements of any jurisdiction (nor, to the knowledge of the Company, is there any basis therefor). There are no orders, writs, injunctions or decrees to which the Company, or to the Company’s knowledge, any other Person, is subject with respect to any Company Intellectual Property. There are no covenants not to sue, consents, settlement agreements, judgments, orders or similar obligations that do or may: (x) restrict the rights of the Company to use, transfer, license or enforce any of its Technology or Company Intellectual Property, (y) restrict the conduct of the business of, including any payments by or conditions on, the Company in order to accommodate Personal Intellectual Property, or (z) grant any Person any right with respect to any Company Intellectual Property. The Company has not received any opinion of counsel that the conduct of the business of the Company or the practice or other exploitation of any Company Intellectual Property, has infringed, misappropriated, diluted or otherwise violated, or will infringe, misappropriate, dilute or otherwise violate, any Intellectual Property Rights of any other Person. (m) Licenses; Agreements. Section 2.8(m)(i) of the Company Disclosure Schedule sets forth a complete and accurate list of all Contracts under which the Company grants or has granted to a Person any rights or license under or with respect to any Company Owned Intellectual Property (each an “Outbound License Agreement”). Except for Outbound License Agreements made available to Acquiror, the Company has not granted any options, licenses or agreements of any kind relating to any Company Owned Intellectual Property, including any covenant or other provision that in any way limits or restricts the ability of the Company to use, assert, enforce, or otherwise exploit any Company Owned Intellectual Property anywhere in the world. Section 2.8(m)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list of all Contracts under which a Person grants to the Company any rights or licenses under or with respect to any Intellectual Property Rights or Technology incorporated, combined or used in (i) the sale, manufacture, import, development, commercialization or any other exploitation of Company Products, or (ii) the operation of the Company’s business (each, an “Inbound License Agreement”), other than licenses of Standard Software and Open Source Materials. (n) Company Intellectual Property Agreements. All Company Intellectual Property Agreements are in full force and effect. With respect to the Company Intellectual Property Agreements:

-35- US-DOCS\117747603 233678486 v12 (i) The Company is not (and, except as set forth in Section 2.4 of the Company Disclosure Schedule, will not be as a result of the execution and delivery or effectiveness of this Agreement or the performance of the Company’s obligations under this Agreement), and, to the knowledge of the Company, no other parties are, in breach of any Company Intellectual Property Agreement; (ii) Except as set forth in Section 2.4 of the Company Disclosure Schedule, at the Effective Time, Acquiror and the First-Step Surviving Corporation (as a wholly-owned subsidiary of Acquiror), and following the Second Effective Time, the Surviving Entity (as a wholly-owned subsidiary of Acquiror) will be permitted to exercise all of the Company’s rights under the Company Intellectual Property Agreements to the same extent the Company would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay; (iii) There are no disputes regarding the scope of any Company Intellectual Property Agreements, or performance under any Company Intellectual Property Agreements including with respect to any payments to be made or received by the Company thereunder; (iv) No Company Intellectual Property Agreement requires the Company to return or refund any amounts paid to it, or grant any credit to any Person, or pay any liquidated damages or penalties in the event of any breach of any warranty or any failure of the Company to perform under such Company Intellectual Property Agreement; and (v) No Person that has licensed Intellectual Property Rights to the Company has retained ownership of, or license rights under, any Intellectual Property Rights in or to improvements or derivative works made by the Company in or to such Personal Intellectual Property, other than those that are de minimis to the Company. (o) Source Code. The Company has not disclosed, delivered, licensed or made available to any Person or agreed or obligated itself to disclose, deliver, license or make available to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Company Source Code, other than disclosures to employees and independent contractors who are individuals not companies involved in the development of Company Products under binding written agreements that prohibit use or disclosure except in the performance of services for the Company. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure, delivery or license by the Company of any Company Source Code, other than disclosures to employees and individual independent contractors involved in the development of Company Products under binding written agreements that prohibit use or disclosure except in the performance of services for the Company. Without limiting the foregoing, neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will result in a release from escrow or other delivery to a Person of any Company Source Code. (p) Software; Bugs. The Software constituting Company Owned Intellectual Property and used in the provision of Company Products does not contain any disabling mechanisms or protection features which are designed to disrupt, disable, harm or otherwise impede in any manner the operation of, or provide unauthorized access to, a computer system or network or other device on which such Software is stored or installed or damage or destroy any data or file without the user’s consent. The Company has implemented procedures that are both reasonable and consistent with standard industry practices designed to ensure that Company Products and other software constituting Company Owned Intellectual Property are free from viruses, disabling or other malicious codes. Such Company Products and other software constituting Company Owned Intellectual Property do not contain any bugs which materially and adversely

-36- US-DOCS\117747603 233678486 v12 affect, or may reasonably be expected to adversely affect, the value, functionality or fitness for the intended purpose of such Company Products and other software constituting Company Owned Intellectual Property. No such Software fails to comply in any material respect with any applicable warranty or other contractual commitment relating to the use, functionality, or performance of such Company Product or any product or system containing or used in conjunction with such Company Product. (q) Open Source Software Use. Section 2.8(q)(i) of the Company Disclosure Schedule lists all Open Source Materials included in, combined with, or used in the delivery of, any Company Product or other Company Owned Intellectual Property, as the case may be, and identifies each relevant license for such Open Source Materials and describes whether the Open Source Materials were modified and/or distributed by the Company. Section 2.8(q)(ii) of the Company Disclosure Schedule lists any Company Product or other Company Owned Intellectual Property that has been distributed or made available under any “free software,” “open source software” or similar licensing or distribution terms. (r) Open Source Software Compliance. With respect to Open Source Materials that are or have been used by the Company in any way, the Company has been and is in compliance in all material respects with the terms and conditions of all applicable licenses for the Open Source Materials, including attribution and copyright notice requirements. Except as set forth in Section 2.8(r) of the Company Disclosure Schedule, the Company has not used any Open Source Materials in a manner that (i) requires, or conditions the use or distribution of such Open Source Materials or portion thereof on, (A) the disclosure, licensing, or distribution of any source code for a Company Product or Company Owned Intellectual Property or any portion thereof, (B) the granting to licensees of the right to reverse engineer or make derivative works or other modifications to such Company Products or Company Owned Intellectual Property or portions thereof, (C) licensing or otherwise distributing or making available a Company Product or Company Owned Intellectual Property or any portion thereof for a nominal or otherwise limited fee or charge or (D) granting any Intellectual Property Rights owned by the Company to any licensee or other third party, or (ii) imposes any limitation, restriction, or condition on the right or ability of the Company to use, license, distribute or charge for any Company Product or Company Owned Intellectual Property or any Technology or Intellectual Property Rights therein. (s) Standards Bodies. The Company has not ever been a member or promoter of, or a contributor to, any industry standards body or similar organization that could require or obligate the Company to grant or offer to any other Person any license or right to or otherwise impair the Company’s control of any Company Owned Intellectual Property or require or obligate the Acquiror or any of its Affiliates to grant or offer to grant to any other Person any license or right to or otherwise impair the Acquiror’s or any such Affiliate’s control of any Company Owned Intellectual Property. (t) Sufficiency. The Company owns or otherwise has, and, except as set forth in Section 2.4 of the Company Disclosure Schedule, immediately after the Closing Acquiror will have, the right to use all Intellectual Property Rights and Technology used in or necessary for the conduct of the business of the Company as currently conducted or as currently proposed to be conducted, including the design, development, manufacture, coding, license, sale, provision, maintenance and support, and use of all Company Products currently under development or in production. Except as set forth in Section 2.4 of the Company Disclosure Schedule, the Company will continue to own, license or have the right to use such Technology and Intellectual Property Rights immediately following the Closing Date to the same extent as prior to the Closing Date. The Company Owned Intellectual Property, together with any Intellectual Property Rights licensed pursuant to the Inbound License Agreements, constitutes all of the Intellectual Property Rights and Technology used in or necessary for the conduct of the business of the Company as currently conducted, or as currently proposed to be conducted.

-37- US-DOCS\117747603 233678486 v12 (u) Effect of Transaction. Neither the execution, delivery, and performance of this Agreement nor the consummation of any of the transactions or agreements contemplated by this Agreement will, with or without notice or the lapse of time, result in, or give any other Person the right or option to cause or declare, (i) a loss or impairment of, or Encumbrance on, payment of additional amounts with respect to, a reduction of any amounts payable to the Company with respect to, any Company Owned Intellectual Property; (ii) except as set forth in Section 2.4 of the Company Disclosure Schedule, a breach of, termination of, or acceleration or modification of any right or obligation under any Company Intellectual Property Agreement; (iii) the release, disclosure, or delivery of any Company Owned Intellectual Property by or to any escrow agent or other Person; (iv) the grant, assignment, or transfer to any other Person of any license or other right or interest under, to, or in any Technology or Intellectual Property Right; or (v) Acquiror or any of its Affiliates being bound by or subject to any exclusivity obligations, non-compete or other restrictions on the operation or scope of their respective businesses, or to any obligation to grant any rights in or to any of Acquiror’s or its Affiliates’ Technology or Intellectual Property Rights. No current or former partner, director, stockholder, officer (or equivalent thereof), or employee of the Company will, after giving effect to the transactions contemplated hereby, own, license, or retain any rights in any of the Intellectual Property Rights owned, used, or held for use (including for defensive purposes) by the Company. (v) Privacy. To the extent required by applicable Legal Requirements, privacy and cookie notices and policies regarding the collection, retention, use and distribution of the Personal Data of individuals, including from visitors to the Company’s website and users of the services offered via its website, are and have been accessible to individuals in the past 24 months prior to the Agreement Date (collectively, the “Privacy Notice”). The Company has, in all material respects, accurately described in the Privacy Notice the Company’s use of cookies, web beacons and other online tracking technologies. All versions of the Privacy Notice and the Company’s collection, retention, use, disclosure and distribution of Personal Data comply in all material respects with all applicable Legal Requirements. In all material respects, the Company (i) complies and has complied for the past 24 months prior to the Agreement Date with the Privacy Notice as applicable to any given set of Personal Data collected by the Company from individuals and (ii) complies and has complied for the past 24 months prior to the Agreement Date with all applicable Legal Requirements governing the security, collection, retention, use, disclosure and processing of Personal Data (such as, to the extent applicable, Regulation 2016/679 of the European Parliament and the Council (the General Data Protection Regulation, or “GDPR”)). The Company has not received any written or, to the knowledge of the Company, oral claims, notices or complaints regarding the Company’s information practices, excluding inquiries from employees regarding same, or the disclosure, retention or misuse of any Personal Data in its possession custody or control. To the knowledge of the Company, there has been no formal audit, proceeding, investigation or claim against the Company by any private party or any regulatory or other governmental body or official, foreign or domestic, regarding the collection, use, retention, storage, security, transfer, disposal, disclosure or other processing of Personal Data by or for the Company. In the past 24 months prior to the Agreement Date, the Company has complied in all material respects with all of its contractual obligations governing its use, collection, retention, storage, disclosure, transfer, disposal, and other processing of any Personal Data in its possession, custody or control. (w) Security Agreements. To the extent required by applicable Legal Requirements, the Company has confidentiality agreements in place with all Persons whose relationship with the Company involves the collection, use, disclosure, storage, or processing of Personal Data on behalf of the Company, which agreements require such Persons to protect such Personal Data in a manner consistent with the Company’s obligations in the Privacy Notice and in compliance with applicable Legal Requirements. Neither the execution, delivery nor performance of this Agreement, nor the consummation of any of the transactions contemplated by this Agreement will result in any material violation of any Privacy Notice or any applicable Legal Requirement. The Company has commercially reasonable safeguards in place designed to protect Personal Data in the Company’s possession or control from unauthorized access by

-38- US-DOCS\117747603 233678486 v12 third Persons, including the Company’s employees and contractors. To the Company’s knowledge, no Person has made any material illegal or unauthorized use of Personal Data that was collected by or on behalf of the Company and is in the possession or control of the Company. (x) The IT Systems (i) are in good repair and operating condition and are adequate and suitable (including with respect to working condition, security, performance and capacity) for the purposes for which they are being used or held for use and (ii) do not contain any Malware that would reasonably be expected to interfere with the ability of the Company to conduct its business. The Company has implemented, maintains, and complies with commercially reasonable business continuity and backup and disaster recovery plans and security plans, procedures and facilities with respect to the IT Systems. In the past 24 months prior to the Agreement Date, the Company has implemented and maintained, security and other measures, such as administrative, technical and physical safeguards, designed to protect the IT Systems used by the Company to store, process or transmit Company Owned Intellectual Property, Confidential Information, Customer Data, or Personal Data (each in the Company’s possession, custody or control) collected from individuals from loss, theft, or unauthorized or illegal access, use, disclosure or modification. Such safeguards, in all material respects, meet all applicable Legal Requirements (including any encryption requirements imposed by such Legal Requirements). There have been no material security breaches or instances of unauthorized access, disclosure, use, destruction or loss of confidentiality, integrity, availability of (i) any IT Systems utilized in the operation of the business of the Company, (ii) the Confidential Information, (iii) the Customer Data, or (iv) any Personal Data in the Company’s possession, custody or control. 2.9 Compliance with Legal Requirements and Documents; Permits. The Company is not, and has never been, in violation or default of any provisions of its Charter Documents or of any provision of any material Contract to which it is a party or by which it is bound, and the Company has complied in the past 36 months prior to the Agreement Date in all material respects with all, and is not in violation in any material respects of any, applicable Legal Requirements. The Company has not received any written notice of any violation of any such Legal Requirement and is not, and has not been, to the knowledge of the Company, under investigation with respect to or threatened to be charged with any violation of any applicable Legal Requirement. Section 2.9 of the Company Disclosure Schedule sets forth each material consent, license, permit, grant or other authorization (a) pursuant to which the Company currently operates or holds any interest in any of its properties or (b) which is required for the operation of the businesses of the Company as currently conducted or the holding of any such interest (collectively, “Company Authorizations”). All of the Company Authorizations have been issued or granted to the Company, are in full force and effect and constitute all Company Authorizations required to permit the Company to operate or conduct its business or hold any interest in its properties or assets. 2.10 Title to Property and Assets. (a) The Company does not own any real property, nor has the Company ever owned any real property. Section 2.10(a) of the Company Disclosure Schedule sets forth a list of all real property currently leased, subleased or licensed by or from the Company or otherwise used or occupied by the Company for the operation of its business (the “Leased Real Property”), the name of the lessor, licensor, sublessor, master lessor and/or lessee, the date and term of the lease, license, sublease or other occupancy right and each amendment thereto, and the aggregate annual rent payable thereunder. (b) The Company has made available to Acquiror true, correct and complete copies of all leases, lease guaranties, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in or relating to the Leased Real Property, including all amendments, terminations and modifications thereof (“Lease Agreements”), and there are no other Lease Agreements for real property affecting the Leased Real Property or to which the Company is bound. All such Lease Agreements are valid and effective

-39- US-DOCS\117747603 233678486 v12 in accordance with their respective terms, and there is not, under any of such leases, any existing default, rent past due or event of default (or event which with notice or lapse of time, or both, would constitute a default). The Company has not received any written notice of a default, alleged failure to perform, or any offset or counterclaim with respect to any such Lease Agreement, which has not been fully remedied and withdrawn. The occurrence of the Effective Time will not affect the enforceability of any such Lease Agreement or the rights of the Company, the First-Step Surviving Corporation or the Surviving Entity (following the Second Effective Time) to the continued use and possession of the Leased Real Property for the conduct of business as presently conducted. There are no other parties occupying, or, to the Company’s knowledge, with a right to occupy, the Leased Real Property. No commission is owed, with respect to any such Leased Real Property, and the Company would not owe any such fees if any existing Lease Agreement were renewed pursuant to any renewal options contained in such Lease Agreements. (c) The Leased Real Property, to the Company’s knowledge, is sufficient and otherwise suitable for the conduct of the business as presently conducted. (d) The Company has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Encumbrances, except Permitted Encumbrances. (e) The equipment owned or leased by the Company (i) is adequate for the conduct of the business of the Company as currently conducted and as currently contemplated to be conducted, and (ii) is in good operating condition, regularly and properly maintained, subject to normal wear and tear. 2.11 Company Financial Statements. (a) Attached as Section 2.11 of the Company Disclosure Schedule are (i) the Company’s audited consolidated balance sheets as of December 31, 2019, December 31, 2018 and December 31, 2017, and the related respective audited statements of operations, cash flow and stockholders’ equity for the fiscal years then ended, (ii) the Company’s unaudited consolidated balance sheet as of June 30, 2020 and the related unaudited consolidated statements of operations, cash flow and stockholders’ equity for the six (6) months then ended and for the corresponding six (6) month period during the fiscal year ended December 31, 2019 and (iii) the Company’s unaudited consolidated balance sheet as of August 31, 2020 and the related unaudited consolidated statements of operations, cash flow and stockholders’ equity for the eight (8) months then ended (such financial statements under clauses (i) and (ii) being collectively referred to herein as the “Company Financial Statements”). The Company Financial Statements (x) are true and correct in all material respects, (y) have been prepared in accordance with GAAP consistently applied through the periods indicated and consistent with each other and (z) present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations and cash flows for the period or periods therein specified. The Company’s unaudited consolidated balance sheet as of August 31, 2020 (the “Balance Sheet Date”) is referred to hereinafter as the “Current Balance Sheet.” (b) The Company maintains accurate business records, financial books and records, personnel records, ledgers, sales accounting records, tax records and related work papers and other books and records (the “Books and Records”) reflecting its assets and Liabilities and maintains proper and adequate internal accounting controls that provide assurance that (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of their financial statements and to maintain accountability of their assets, (iii) access to their assets is permitted only in accordance with management’s authorization, (iv) the reporting of assets is compared to existing assets at regular intervals and (v) inventory, accounts, notes and other receivables are recorded accurately and proper procedures are implemented to effect the collection thereof on a timely basis. Since January 1,

-40- US-DOCS\117747603 233678486 v12 2020, there has been no material change in any accounting controls, policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company. (c) All accounts, notes receivable and other receivables (other than receivables collected since the Balance Sheet Date) reflected on the Current Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the business of the Company as of the Closing Date will be, valid, genuine and, to the Company’s knowledge, fully collectible in the aggregate amount thereof, subject to normal and customary trade discounts, less any reserves for doubtful accounts recorded on the Current Balance Sheet. (d) Section 2.11(d) of the Company Disclosure Schedule sets forth an accurate and complete list of all Company Debt as of the date of this Agreement. As of the close of business on the Business Day prior to the date of this Agreement, the aggregate amount of cash and cash equivalents on the consolidated balance sheet of the Company was $9,104,522.80. There are no outstanding obligations or other liability under the PPP Debt. (e) None of the Company nor, to the Company’s knowledge, any Employee, has identified or been made aware of any fraud, whether or not material, that involves the Company’s management or other current or former employees, consultants, advisors or directors of the Company who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company, or any claim or allegation regarding any of the foregoing. (f) The Company has no Liability, indebtedness, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or other, except for those which (i) have been reflected in the Current Balance Sheet, (ii) have arisen in the ordinary course of business consistent with past practice since the Balance Sheet Date (none of which relates to any breach of contract, breach of warranty, tort, infringement, or violation of law), (iii) Liabilities disclosed on Section 2.12(f) of the Company Disclosure Schedule, (iv) contractual performance obligations after the Closing that are readily apparent (including the fact that such obligations remain to be performed after the Closing) from the express terms and conditions set forth on the face of the Material Contracts and any other Contract to which the Company is a party that have been made available to Acquiror (none of which relates to any breach of contract, breach of warranty, tort, infringement, or violation of law) or (v) payment obligations incurred in connection with the negotiation and execution of this Agreement or the consummation of the Mergers. 2.12 Recent Activities. Since the Balance Sheet Date: (a) there have not been any modifications or changes to the Company’s Charter Documents; (b) the Company has not declared, set aside or paid any dividends, or authorized or made any distribution upon or with respect to any equity securities of the Company, or split, combined or reclassified any equity securities of the Company or issued or authorized the issuance of any other securities in respect of, in lieu of or in substitution for shares of any equity securities of the Company, or repurchased, redeemed or otherwise acquired, directly or indirectly, any equity securities of the Company (or options, warrants or other rights exercisable therefor) except in accordance with the Company Stock Plan or the agreements governing the Company Options; (c) the Company has not made any expenditure or entered into any commitment or transaction exceeding $25,000 individually or $100,000 in the aggregate;

-41- US-DOCS\117747603 233678486 v12 (d) the Company has not (i) incurred any Company Debt or (ii) created any Encumbrances (other than Permitted Encumbrances) on any of its assets; (e) the Company has not made any loans, guarantees or advances to any Person, except advances for travel and other normal business expenses to officers and employees in the ordinary course of business; (f) the Company has not assigned, transferred, licensed, sold, exchanged, leased, licensed or otherwise disposed of any Company Intellectual Property (other than non-exclusive grants of licenses to Company Intellectual Property in the ordinary course of business consistent with past practice) or any other material assets or rights, nor has the Company abandoned, failed to maintain, or permitted to lapse any Company Registered IP or any other material assets or rights or otherwise transferred, or created, incurred, assumed or suffered to exist any Encumbrance (other than Permitted Encumbrances) on, any of the assets, securities, properties, interests or businesses of the Company; (g) the Company has not terminated or extended, or materially amended, waived, modified, or violated the terms of, any Company Material Agreement, including the allowance to lapse of any Contract in which the Company has been granted any right to use any Personal Intellectual Property; (h) the Company has not acquired (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any securities, interests, businesses or material assets or properties and the Company has not relinquished any material right; (i) the Company has not revalued any of its assets (whether tangible or intangible), including writing off notes or accounts receivable, settling, discounting or compromising any accounts receivable, or reversed any reserves other than in the ordinary course of business and consistent with past practice; (j) the Company has not paid, discharged, waived or satisfied, in an amount in excess of $25,000 in any one case, or $100,000 in the aggregate, any claim, Liability, loan or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities reflected or reserved against in the Current Balance Sheet; (k) the Company has not entered into any transactions with any of its officers, directors or employees or any entity controlled by any of such individuals, except for any standard Contract relating to employment of employees that may be terminated at will without penalty or Liability, including any offer letters, proprietary information and inventions assignment agreements or indemnification agreements entered into in the ordinary course of business on the Company’s standard form; (l) the Company has not commenced, settled, or offered or proposed to settle, (a) any Action involving or against the Company, (b) any equityholder litigation or dispute against the Company or any of its officers, directors or employees or (c) any Action that relates to the transactions contemplated by this Agreement or the documents referenced herein; (m) the Company has not taken any action that could reasonably be expected to have triggered the release of the Source Code or other proprietary Software or Know-How of the Company to any third party other than in the ordinary course of business subject to reasonable confidentiality, non-use and non-disclosure requirements; (n) the Company has not changed its methods of accounting or accounting practices, except as required by any changes in GAAP or applicable Legal Requirement;

-42- US-DOCS\117747603 233678486 v12 (o) the Company has not effected a recapitalization or reorganization in any form of transaction; (p) to the Company’s knowledge, there have been no claims or matters raised by any Person (including workers’ representative organizations, bargaining units or unions), regarding, claiming or alleging labor trouble, wrongful discharge or any other unlawful employment or labor practice or action with respect to the Company; (q) to the Company’s knowledge, there has not been any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company; (r) the Company has not, other than in the ordinary course of business, required by the terms of any Company Employee Plan or Company Material Agreement or as otherwise required by applicable Legal Requirement, (i) materially increased the salary or other compensation (of any type or form) payable or to become payable by the Company to any of its employees, consultants, contractors, or advisors, (ii) modified or terminated any Company Employee Plan or entry into any plan, agreement or arrangement that constitutes a Company Employee Plan (including under any profit sharing, management by objectives, incentive, gain-sharing, competency or performance plan), or modification or waiver of any of the terms or conditions thereof or the performance or other criteria or condition to payment or earning of any compensation or benefits thereunder, (iii) entered into or terminated, amended or modified any collective bargaining agreement or other labor union Contract or (iv) hired or terminated, or become aware of the resignation of, any director, officer, advisor, consultant or Key Employee and the Company has no knowledge of any impending resignation or termination of employment of any such person; (s) there has not been any adoption of or change in any material Tax election or method of Tax accounting, filing of any material amended Tax Return, any settlement, compromise or final determination of any tax audit, claim, investigation, litigation or other proceeding or assessment, entrance into any Tax sharing agreement or Tax indemnification agreement (other than customary provisions in any agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes) or entry into any closing agreement in respect of Taxes or extension or waiver of the limitations period in respect of Taxes; (t) there has not occurred any event or events that have had, or would reasonably be expected to have, a Material Adverse Effect with respect to the Company; and (u) there has not been any arrangement or commitment by the Company or, to the Company’s knowledge, any other Person acting on its behalf to do any of the things described in this Section 2.12. 2.13 No Finder’s Fees. The Company has not incurred, and will not incur, directly or indirectly, any Liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with this Agreement or any transaction contemplated hereby, nor will Acquiror, the First-Step Surviving Corporation, the Surviving Entity or the Company incur, directly or indirectly, any such Liability based on arrangements made by or on behalf of the Company. 2.14 Insurance. Section 2.14 of the Company Disclosure Schedule lists all insurance policies held by the Company, copies of which have been made available to Acquiror. To the Company’s knowledge, there is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable

-43- US-DOCS\117747603 233678486 v12 under all such policies and bonds have been timely paid and the Company is otherwise in compliance with the terms of such policies and bonds. All such policies and bonds remain in full force and effect, and the Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies. The Company has not ever maintained, established, sponsored, participated in or contributed to any self-insurance plan. 2.15 Tax Returns and Payments. (a) The Company has filed all income and other material Tax Returns required to be filed under applicable Legal Requirements. All such Tax Returns are true and complete in all material respects. The Company has paid all material Taxes and other assessments it is required to pay (whether or not shown on any Tax Return). The Company has not requested any extension of time within which to file any Tax Return other than automatic extensions of the due date for filing a U.S. federal or state income Tax Return obtained in the ordinary course of business of no more than six months. The Company has no material Liability for any Tax to be imposed upon it as of the Closing Date that is not adequately provided for in the Company Financial Statements (other than those arising as a result of the transactions contemplated by this Agreement). The Company has withheld or collected from each payment made to each of its employees and other Persons all Taxes required to be withheld or collected therefrom under applicable Legal Requirements, including but not limited to, U.S. federal, state income and excise taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes, and has paid the same to the proper Tax Authority or authorized depositories. (b) The Company has not received any written notice of any Tax deficiency that is outstanding, assessed or proposed against the Company, which has not been finally resolved and fully paid. The Company has not executed any outstanding waiver of any statute of limitations on or extension of the period for the assessment or collection of any Tax (other than by reason of an automatic extension of the due date for filing a U.S. federal or state income Tax Return obtained in the ordinary course of business of no more than six months) nor has any request been made in writing for any such waiver or extension. No audit or other examination of any Tax Return of the Company is presently in progress, nor has the Company been notified of any pending or threatened request for such an audit or other examination. No adjustment relating to any Tax Return filed by the Company has been proposed in writing by any Tax Authority to the Company or any representative thereof. The Company has not received any written claim from a Tax Authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. (c) The Company had no material Liabilities for unpaid Taxes as of the Balance Sheet Date that had not been accrued or reserved on the Company Financial Statements, whether asserted or unasserted, contingent or otherwise, and the Company has not incurred any Liability for Taxes since the Balance Sheet Date other than in the ordinary course of business or otherwise inconsistent with past custom and practice. (d) The Company has made available to Acquiror or its legal counsel or accountants copies of all federal and state income and all other material Tax Returns for the Company filed for all taxable years ending on or after December 31, 2016. (e) There are (and immediately following the Effective Time there will be) no Encumbrances on the assets of the Company relating to or attributable to Taxes other than statutory liens for current Taxes not yet due and payable. (f) The Company is not, nor has it been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States Real Property Holding Corporation”

-44- US-DOCS\117747603 233678486 v12 within the meaning of Section 897(c)(2) of the Code. The Company is not a shareholder of any “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law) nor does it own any equity interest in a “passive foreign investment company” within the meaning of Section 1297 of the Code. (g) The Company has not ever (i) been a member of an affiliated group (within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was Company), (ii) been a party to any Tax sharing, indemnification or allocation agreement (excluding customary provisions in agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes), (iii) had any Liability for the Taxes of any person under Treas. Reg. § 1.1502-6 (or any similar provision of state, local or non-U.S. law, including any arrangement for group or consortium relief or similar arrangement), as a transferee or successor, by Contract (excluding customary provisions in agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes), or by operation of any Legal Requirements or (iv) been a party to any joint venture, partnership or other agreement treated as a partnership for Tax purposes. (h) Within the last two years, the Company has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code. (i) The Company has not entered into a “listed transaction” under Section 6011 of the Code and the Treasury Regulations promulgated thereunder. (j) The Company uses the accrual method of accounting for income Tax purposes. (k) The Company is in compliance in all material respects with all terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order (each, a “Tax Incentive”), and the consummation of the transactions contemplated by this Agreement will not have any adverse effect on the continued validity and effectiveness of any such Tax Incentive. (l) The Company has not engaged in a trade or business, had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise become subject to Tax in any country other than its country of incorporation or formation. (m) The prices for any property or services (or for the use of any property) provided by or to the Company are arm’s length prices for purposes of all applicable transfer pricing Legal Requirements, including Treasury Regulations promulgated under Section 482 of the Code. (n) The Company will not be required to include any income or gain or exclude any deduction or loss from income for any taxable period or portion thereof beginning after the Closing as a result of any (i) change in method of accounting made prior to the Closing or the use of an incorrect method of accounting prior to the Closing, (ii) closing agreement under Section 7121 of the Code executed prior to the Closing, (iii) deferred intercompany gain or excess loss account under Treasury Regulations under Section 1502 of the Code in connection with a transaction consummated prior to the Closing (or in the case of each of (ii) and (iii), under any similar provision of applicable Legal Requirements), (iv) installment sale or open transaction disposition consummated prior to the Closing, (v) prepaid amount received prior to the Closing or (vi) election pursuant to Section 108(i) of the Code made prior to the Closing. (o) The Company has not participated in an international boycott within the meaning of Section 999 of the Code.

-45- US-DOCS\117747603 233678486 v12 (p) There is no agreement, plan, arrangement or other Contract covering any current or former employee or other service provider of the Company or to which the Company is a party or by which the Company is bound that, considered individually or considered collectively with any other such agreements, plans, arrangements or other Contracts, will, or could reasonably be expected to, as a result of the transactions contemplated hereby (whether alone or upon the occurrence of any additional or subsequent events), give rise directly or indirectly to the payment of any amount that could reasonably be characterized as a “parachute payment” within the meaning of Section 280G of the Code (or any corresponding or similar provision of state, local or foreign Tax law). (q) The Company is not party to, or otherwise obligated under, any Contract, agreement, plan or arrangement that provides for the Company to pay a Tax gross-up, equalization or reimbursement payment to any service provider with respect to any Tax-related payments under Sections 280G, 4999 or 409A of the Code. Each Company Employee Plan and each other Contract, agreement, plan, program and arrangement maintained, established or entered into by the Company that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) is and has been in documentary and operational compliance, in all material respects, with Section 409A of the Code or an available exemption therefrom. Neither the Company nor the Acquiror has incurred or will incur any Liability or obligation to withhold or report taxes under Section 409A of the Code with respect to any Company Options or any amounts deemed to be compensation subject to Section 409A of the Code and that are not compliant with or otherwise exempt from the application of Section 409A of the Code. (r) (i) Each Company Option was granted with a per share exercise price that is at least equal to the fair market value of the Company Common Stock on the date such Company Option was granted as determined in a manner not inconsistent with Section 409A of the Code, (ii) no Company Option has a feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such Company Option, stock appreciation right or other similar right within the meaning of Section 409A of the Code and the proposed or final regulations or other Internal Revenue Service guidance issued with respect thereto; and (iii) each Company Option was granted with respect to a class of stock of the Company that is “service recipient stock” (within the meaning of Section 409A of the Code and the proposed or final regulations or other Internal Revenue Service guidance issued with respect thereto). (s) Notwithstanding anything to the contrary in this Section 2.15, the Company makes no representation as to the amount or availability in a Tax period beginning after the Closing Date of any net operating loss carryforwards of the Company arising in a Pre-Closing Tax Period. 2.16 Company Material Agreements. (a) Section 2.16(a) of the Company Disclosure Schedule (which shall be organized in accordance with each of the clauses below) contains a complete list of all Contracts to which the Company is a party or is bound (any Contract of a nature described below (whether or not set forth in the Company Disclosure Schedule), being referred to herein as a “Company Material Agreement” and, collectively, as the “Company Material Agreements”) that involve, or constitute, any of the following: (i) any Contract governing transactions between the Company and any of its officers, directors, employees, Affiliates or any Affiliate thereof, or any other Interested Party, other than standard Contracts relating to employment of employees that may be terminated at will without penalty or Liability, including any offer letters, proprietary information and inventions assignment agreements or indemnification agreements entered into in the ordinary course of business on the Company’s standard form;

-46- US-DOCS\117747603 233678486 v12 (ii) any Contract whereby the Company is purchasing from another Person any materials, supplies, goods, services (including for the marketing and advertising of the Company), equipment or other assets providing for either (a) annual payments by or to the Company of $50,000 or more (excluding compensation paid to employees of the Company in the ordinary course of employment) or (b) aggregate payments by or to the Company of $150,000 or more; (iii) any Contract related to Company Debt (whether incurred, assumed, guaranteed or secured by any asset and including any agreements or commitments for future loans, credit or financing); (iv) any Contract with any Material Customer or Material Supplier requiring aggregate payments to or from the Company in excess of $50,000; (v) any Contract with any Governmental Entity; (vi) any Contract relating to any derivative or hedging transaction, including Contracts relating to any equity, interest rate, currency or commodity derivatives or hedging transactions; (vii) any Contract relating to the acquisition, issuance or transfer of any equity securities of the Company, excluding the Company Stock Plan, award Contracts thereunder and other Contracts relating to equity compensation of employees and other individual service providers of the Company which have been executed on the Company’s standard form agreement, as made available to Acquiror; (viii) Company Intellectual Property Agreements; (ix) the grant of rights to reproduce, license, market, or sell Company Products or the Company’s services to any other Person or relating to the advertising or promotion of the business of the Company; (x) any Contract which contains any provisions requiring the Company to indemnify any other Person (excluding indemnities contained in agreements for the purchase, sale or license of Company Owned Intellectual Property in the ordinary course of business consistent with past practice); (xi) any merger, acquisition, consolidation, sale or other business combination or divestiture transaction involving the Company; (xii) any Contract relating to the disposition or acquisition of assets (including any Intellectual Property Rights or Technology) outside the ordinary course of business not consistent with past practice; (xiii) any agreement pursuant to which any other party is granted a right of first refusal, right of first negotiation or exclusive rights or “most favored party” rights of any type or scope with respect to any of its products, Technology, Intellectual Property Rights or business, or containing any non- competition or non-solicitation covenants or other restrictions relating to the Company’s business activities; or limits the freedom of the Company to engage or participate, or compete with any other Person, in any line of business, market or geographic area, or to make use of any Company Owned Intellectual Property; (xiv) any Contract providing for the development of any software, other Technology or of any Intellectual Property Rights, independently or jointly, (A) by or (B) for the Company

-47- US-DOCS\117747603 233678486 v12 (other than Employee Proprietary Information Agreement and Consultant Proprietary Information Agreement with Authors, copies of which have been made available to Acquiror); (xv) all licenses, sublicenses and other Contracts relating to the hosting of the Company website; (xvi) any Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or Liabilities or for joint research, development, marketing or distribution; (xvii) any Contracts relating to the membership of, or participation by, the Company in, or the affiliation of the Company with, any industry standards group or association; (xviii) any Contract that includes a covenant not to sue or involves the settlement of any Action; (xix) any Contract relating to the creation of any Encumbrance (other than Permitted Encumbrances) with respect to any asset (including any Intellectual Property Rights or Technology) of the Company; (xx) any Contract pursuant to which rights of any Person are triggered or become exercisable, or under which any other consequence, result or effect arises, in connection with or as a result of the execution of this Agreement or the consummation of the Mergers or other transactions contemplated hereunder, either alone or in combination with any other event; (xxi) any employment, severance or change in control or other management agreement or Contract with any director, officer, employee or consultant of the Company or any other agreement with any officer, employee or consultant of the Company that (A) is not immediately terminable by the Company without cost or Liability to the Company, (B) provides annual aggregate compensation and benefits (whether cash or otherwise) that may exceed $150,000, or (C) provides for the payment of any cash or other compensation or benefits upon the consummation of the transactions contemplated by this Agreement; (xxii) any collective bargaining agreement or other contract with any labor union or works council; (xxiii) any Contract that cannot be terminated without penalty on 60 days’ or shorter notice; (xxiv) any Contract relating to the PPP Debt; and (xxv) any other Contract material to the Company’s consolidated business, properties (tangible and intangible), financial condition, results of operations or prospects. (b) The Company has made available to Acquiror accurate and completes copies of all written Company Material Agreements, including all amendments thereto. Section 2.16(b) of the Company Disclosure Schedule provides an accurate description of the terms of each Company Material Agreement that is not in written form. (c) No Breach. Each Company Material Agreement is a valid and binding agreement of the Company and each other party thereto, enforceable in accordance with its terms, and is in full force

-48- US-DOCS\117747603 233678486 v12 and effect with respect to the Company and each other party thereto, subject to (i) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies. The Company is in compliance with and has not breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of any Company Material Agreement to which it is party, nor to the knowledge of the Company is any party obligated to the Company pursuant to any Company Material Agreement responsible for any breach, violation or default thereunder, nor does the Company have knowledge of any presently existing facts or circumstances that, with the lapse of time, giving of notice, or both would reasonably be expected to constitute such a breach, violation or default by the Company or any such other party. 2.17 Minute Books; Books and Records. The minute books of the Company, true, complete and correct copies of which have been made available to Acquiror, contain, in all material respects, a complete summary of all meetings and true, complete and correct copies of all consents of the Company Board, Company Stockholders and equivalent bodies or parties of the Company since the time of incorporation. The Books and Records, true, complete and correct copies of which have been made available to Acquiror, (a) are in all material respects true, complete and correct, (b) have been maintained in accordance with the Company’s business practices on a basis consistent with prior years, and (c) are stated in reasonable detail and fairly reflect in all material respects the transactions and dispositions of the assets of the Company. 2.18 Employee Benefit Plans and Compensation. (a) Section 2.18(a) of the Company Disclosure Schedule contains a complete and accurate list of each employment, consulting, compensation, incentive or deferred compensation, severance, relocation, retention, transaction, change in control, termination, retirement, pension, supplemental retirement, deferred compensation, excess benefit, profit-sharing, bonus, incentive, performance award, stock option, restricted stock, deferred stock, phantom stock or other equity or equity- linked, savings, life, vacation, paid-time-off, cafeteria, insurance, flex spending, tuition, medical, health, welfare, disability, death, fringe benefit or other employee compensation or benefit plan, program, policy, practice, commitment, agreement, arrangement or Contract, including, in each case, each “employee benefit plan” within the meaning of Section 3(3) of the ERISA (whether or not subject to ERISA) which is or has been maintained, contributed to, participated in, sponsored by or required to be contributed to by the Company or with respect to which the Company has or would reasonably be expected to have any Liability or obligation, whether actual or contingent (collectively, the “Company Employee Plans”), provided that with respect to any Company Employee Plans that are employment agreements, offer letters, consulting agreement or similar agreements, that are terminable without penalty and without severance or change in control benefits, only forms thereof need be listed on Section 2.18(a) of the Company Disclosure Schedule. (b) The Company has made available to Acquiror true, correct and complete copies, as applicable, of (i) each Company Employee Plan including all amendments thereto and all related trust documents (and descriptions of the material terms of any such plan that is not in writing), (ii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required to be filed in connection with each Company Employee Plan, (iii) if the Company Employee Plan is funded, the most recent annual and periodic accounting of such Company Employee Plan assets, (iv) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, (v) all material written agreements and contracts relating to each Company Employee Plan, including administrative service agreements and group insurance contracts, (vi) all correspondence to or from any Governmental Entity relating to any Company Employee Plan other than routine correspondence in the normal course of operations of such Company Employee Plan, (vii) all forms of COBRA notices, (viii) policies pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan, (ix) all discrimination tests for each Company Employee Plan for the three most recent plan years, (x)

-49- US-DOCS\117747603 233678486 v12 material communications to any Employee or Employees relating to any Company Employee Plan, including all material communications relating to any amendments, termination, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material Liability to the Company, and (xi) the most recent Internal Revenue Service (or any other applicable Tax Authority) determination or opinion letter issued with respect to each Company Employee Plan, if applicable. (c) The Company has, in all material respects, performed all obligations required to be performed by it under, is not in material default or violation of, any Company Employee Plan, and each Company Employee Plan (including any related trusts) has been established and maintained in accordance with its terms and in material compliance with all applicable laws, statutes, orders, rules and regulations, including ERISA and the Code, in each case, in all material respects. No lien has been imposed under the Code or ERISA with respect to any Company Employee Plan. No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan that would reasonably be expected to result in material Liability to the Company. Subject to the Company’s statutory and contractual obligations to pay earned and vested benefits or provide notice, each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without Liability to Acquiror, the Company or any of their respective Subsidiaries (other than ordinary administration expenses). There are no actions, suits or claims pending or, to the knowledge of the Company, threatened or reasonably anticipated (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to any Company Employee Plan. None of the Company nor any of its ERISA Affiliates is subject to any penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code. The Company has made all contributions and other payments required by and due under the terms of each Company Employee Plan on or before their respective due dates. (d) Other than as expressly contemplated by this Agreement, the execution of this Agreement and the consummation of the Mergers and other transactions contemplated herein will not (either alone or upon the occurrence of any additional or subsequent events) result in or entitle any Person to any payment, acceleration, forgiveness of indebtedness, vesting, distribution, increase in compensation or benefits or obligation to fund benefits. (e) No Company Employee Plan is, and none of the Company nor any of its ERISA Affiliates has ever maintained, established, sponsored, participated in, or contributed to a pension plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code. None of the Company nor any of its ERISA Affiliate has incurred or could reasonably be expected to incur any Liability pursuant to Title I or Title IV of ERISA (including any controlled group Liability). Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code, including all currently effective amendments to the Code, and the corresponding related exemption of its trust from U.S. federal income taxation under Section 501(a) of the Code is so exempt, and, to the knowledge of the Company, nothing has occurred since the date of such determination or opinion letter that would be reasonably expected to result in the loss of such qualification or exemption. (f) The Company has never maintained, established, sponsored, participated in or contributed to any self-insured plan that provides medical or life insurance benefits to Employees (including any such plan pursuant to which a stop loss policy or contract applies). The obligations of all Company Employee Plans that provide health, welfare or similar insurance are fully insured by bona fide third-party

-50- US-DOCS\117747603 233678486 v12 insurers. No Company Employee Plan is maintained through a human resources and benefits outsourcing entity, professional employer organization, or other similar vendor or provider. (g) No Company Employee Plan is, and at no time has the Company or any ERISA Affiliate contributed to or been obligated to contribute to a multiemployer plan (as defined in Section 3(37) of ERISA). No Company Employee Plan is, and none of the Company nor any of its ERISA Affiliate has at any time ever maintained, established, sponsored, participated in or contributed to (i) a multiple employer plan or to any other plan described in Section 413 of the Code or (ii) a multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA). (h) None of the Company nor any of its ERISA Affiliates has any obligation or Liability to provide, whether under any Company Employee Plan or otherwise, any post termination or retiree life insurance, health or other employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements. (i) The Company has no International Employee Plans. (j) The Company is in material compliance with all applicable Legal Requirements, judgments or arbitration awards of any court, arbitrator or any Governmental Entity, extension orders and binding customs respecting labor and employment, including Legal Requirements relating to employment practices, terms and conditions of employment, discrimination, disability, fair labor standards, workers compensation, wrongful discharge, immigration, occupational safety and health, family and medical leave, wages and hours (including overtime wages), worker classification, equal opportunity, pay equity, meal and rest periods, and employee terminations, and in each case, with respect to any current employee, consultant, independent contractor or director of the Company (each, an “Employee”): (i) has withheld and reported all material amounts required by Legal Requirement or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees, (ii) is not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no actions, suits, claims or administrative matters pending, threatened or reasonably anticipated against the Company or any of their Employees relating to any Employee or Company Employee Plan. There are no pending or threatened or reasonably anticipated claims or actions against the Company or the Company trustee under any worker’s compensation policy or long term disability policy. The Company is not party to a conciliation agreement, consent decree or other agreement or order with any Governmental Entity with respect to employment practices. The services provided by each of the Employees are terminable at the will of the Company, and any such termination would result in no Liability to the Company. The Company has no material Liability with respect to any misclassification of (x) any Person or Employee as an independent contractor rather than as an employee; (y) any Employee leased from another employer; or (z) any Employee currently or formerly classified as exempt from overtime wages. (k) The Company is not, nor ever has been, a party to any collective bargaining agreements, works council contract or union contract with respect to Employees, and there are no labor unions, works council or other organizations representing, purporting to represent or attempting to represent, any Employee. No collective bargaining agreement is being negotiated by the Company. Since September 1, 2017, the Company has not experienced any strikes, labor disputes, concerted refusal to work overtime, slowdowns, work stoppages, lockouts, or, to the Company’s knowledge, threats thereof, by or with respect to any Employees and to the Company’s knowledge such conduct has not been threatened and is not reasonably anticipated. The Company has not engaged in any unfair labor practices within the

-51- US-DOCS\117747603 233678486 v12 meaning of the National Labor Relations Act. The Company has no knowledge of any activities or proceedings of any labor union, works council or similar organization to organize any Employees. There are no actions, suits, claims, labor disputes or grievances pending or threatened or reasonably anticipated relating to any labor matters involving any Employee, including charges of unfair labor practices. (l) In the three years prior to the Agreement Date, the Company has not taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the Worker Administration and Retraining Notification Act (“WARN”) or similar state or local law, issued any notification of a plant closing or mass layoff required by WARN or similar state or local law, or incurred any Liability or obligation under WARN or any similar state or local law that remains unsatisfied. No terminations prior to the Closing would trigger any notice or other obligations under WARN or any similar state or local law. (m) Section 2.18(m) of the Company Disclosure Schedule contains a complete and accurate list of the current employees of the Company as of the Agreement Date and shows with respect to each such employee (i) the employee’s name (or employee identification number for any non-U.S. employees), position held, work location, employing entity, base salary or hourly wage rate, as applicable, including each U.S. employee’s designation as either exempt or non-exempt from the overtime requirements of the Fair Labor Standards Act and applicable state and local wage laws, and all other remuneration payable and other benefits provided or which the Company is bound to provide (whether at present or in the future) to each such employee, or any Person connected with any such person, and includes, if any, particulars of all profit sharing, incentive and bonus arrangements to which the Company is a party, whether legally binding or not, (ii) the date of hire, (iii) leave status (including type of leave, expected return date for non-disability related leaves and expiration dates for disability leaves), (iv) visa status, (v) the name of any union, collective bargaining agreement, works council agreement or other similar labor agreement covering such employee, (vi) relevant prior notice period required in the event of termination, and (vii) any severance or termination payment (in cash or otherwise) to which any employee could be entitled. To the knowledge of the Company, no employee listed on Section 2.18(m) of the Company Disclosure Schedule intends to terminate his or her employment for any reason. (n) Section 2.18(n) of the Company Disclosure Schedule contains a true, correct and complete list of (i) all current independent contractors, and Persons that have a consulting or advisory relationship with the Company; (ii) the location at which such independent contractors, consultants and advisors have been or are providing services; (iii) the rate of all regular, bonus or any other compensation payable to such independent contractors, consultants and advisors; and (iv) the start and termination date of any agreement binding any Person that has a consulting or advisory relationship with the Company. All independent contractors, consultants and advisors to the Company can be terminated immediately and without notice or Liability on the part of the Company. 2.19 Environmental and Safety Legal Requirements. To the Company’s knowledge it has not released any material amount of any Hazardous Material. To the Company’s knowledge, no Hazardous Materials are present in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company has at any time owned, operated or leased. The Company has not, to its knowledge, transported, stored, used, manufactured, disposed of, released or exposed their employees or others to Hazardous Materials in violation of any Legal Requirement or in a manner that would result in material Liability to the Company, nor has the Company, to its knowledge, disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to herein as “Hazardous Materials Activities”) in violation of any rule, regulation, treaty or statute promulgated by any Governmental Entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

-52- US-DOCS\117747603 233678486 v12 2.20 Anti-Corruption Compliance. The Company has not, nor, to the Company’s knowledge, any of its officers, directors, agents, Employees or other Person while acting on the Company’s behalf, has, directly or indirectly, (a) taken any action which would cause it to be in violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder, or any similar anti- corruption or anti-bribery Legal Requirements applicable to the Company in any jurisdictions other than the United States (in each case, as in effect at the time of such action) (collectively, the “Anti-Corruption Requirements”) (b) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (c) made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, whether directly or indirectly or (d) made, offered or authorized any bribe, improper rebate, payoff, influence payment, kickback or other similar unlawful payment, whether directly or indirectly. The Company has established internal controls and procedures to ensure compliance with the Anti-Corruption Requirements and has made available all of such documentation. 2.21 Export Control Legal Requirements. The Company has at all times conducted its export and re-export transactions in accordance with (x) all applicable U.S. export and re-export control Legal Requirements, including the Export Administration Regulations maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations maintained by the Department of State and (y) all other applicable import/export controls in other countries in which the Company conducts business. Without limiting the foregoing, (i) the Company has obtained all export and import licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, and registrations from any Governmental Entity required for (A) the export, import and re-export of products, services, software and technologies and (B) releases of technologies and software to foreign nationals located in the United States and abroad (“Export Approvals”); (ii) the Company is in compliance with the terms of all applicable Export Approvals; (iii) there are no pending or, to the knowledge of the Company, threatened claims against the Company with respect to such Export Approvals or export or re-export transactions; and (iv) no Export Approvals for the transfer of export licenses to Acquiror, the First-Step Surviving Corporation or Surviving Entity are required, or if required, such Export Approvals can be obtained expeditiously without material cost. 2.22 Interested Party Transactions. (a) No officer, director, Key Employee or, to the knowledge of the Company, stockholder, of the Company (nor, to the knowledge of the Company, any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest) (each, an “Interested Party”), has or has had, directly or indirectly, (i) any interest in any entity which furnished or sold, or furnishes or sells, services, products, Technology or Intellectual Property Rights that the Company furnishes or sells, or proposes to furnish or sell, (ii) any interest in any Person that purchases from or sells or furnishes to the Company any goods or services or (iii) any interest in, or is a party to, any Contract to which the Company is a party; provided, however, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed to be an “interest in any entity” for purposes of this Section 2.22. (b) All transactions pursuant to which any Interested Party has purchased any services, products, or technology from, or sold or furnished any services, products or technology to, the Company that were entered into on or after the inception of the Company have been on an arms-length basis on terms no less favorable to the Company than would be available from an unaffiliated party. 2.23 Bank Accounts. Section 2.23 of the Company Disclosure Schedule sets forth a complete and correct list of (a) all banks or other financial institutions with which the Company has an account or

-53- US-DOCS\117747603 233678486 v12 maintains a safe deposit box, showing the account numbers and names of the persons authorized as signatories with respect thereto and (b) the names of all Persons holding powers of attorney from the Company, complete and correct copies of which have been made available to Acquiror. 2.24 Customers and Suppliers. (a) Section 2.24(a) of the Company Disclosure Schedule sets forth a complete and correct list of the top 10 customers of the Company measured by dollar volume of revenue during the twelve (12) month period ending on the Balance Sheet Date (collectively, “Material Customers”) during the twelve (12) month period ending on the Balance Sheet Date and the amount of revenue attributable to each such Material Customer during such period. (b) Section 2.24(b) of the Company Disclosure Schedule sets forth a complete and correct list of the suppliers, vendors, service providers and other similar business relations of the Company which the Company has paid, or otherwise be obligated in respect of, in excess of $50,000 (collectively, “Material Suppliers”) during the twelve (12) month period ending on the Balance Sheet Date and the amount of expenses attributable to each such Material Supplier during such period. (c) The Company has not received any written notice or, to its knowledge, any other communication in writing or otherwise (i) that any of the Material Customers or Material Suppliers intends to terminate or adversely modify their arrangements with the Company, or intends to reduce the volume of business transacted, or (ii) of any material price increases in any of the Company’s inputs or material price or volume decreases in any of the Company’s outputs. Since the Balance Sheet Date, there has not been any termination of, or modification, amendment or change to, any business relationship maintained by the Company with any Material Customers or Material Suppliers. The Company has no outstanding disputes with any Material Customer or Material Supplier. 2.25 Representations Complete. To the knowledge of the Company, (a) none of the representations or warranties made by the Company (as modified by the Company Disclosure Schedule) in this Agreement, and (b) none of the statements made in any exhibit, schedule or certificate furnished by the Company pursuant to this Agreement contains, or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading. 2.26 No Other Representations or Warranties. The Company and each Company Equityholder (by signing the Stockholder Joinder and Release Agreement and/or Optionholder Release Agreement) acknowledges and agrees that, except as expressly set forth in Article III and the other Acquiror Related Agreements, none of Acquiror, any of its Affiliates or any other Person has made, or is making, and neither the Company nor any Company Equityholder has relied on (including in making its decision to enter into this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby or thereby), any representation or warranty, written or oral, express or implied, at law or in equity, in respect of Acquiror or its business or in connection with the transactions contemplated by this Agreement, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and any other such representations and warranties are hereby expressly disclaimed by the Company and each Company Equityholder.

-54- US-DOCS\117747603 233678486 v12 ARTICLE III REPRESENTATIONS AND WARRANTIES OF ACQUIROR Acquiror, Sub I and Sub II make the following representations and warranties, as applicable to such Person, to the Company as of the Agreement Date and as of the Closing Date (except to the extent any such representation or warranty refers to a specific date and then as of such date only): 3.1 Organization and Standing. Each of Acquiror and Sub I is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Sub II is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware. Acquiror has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. Acquiror is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect with respect to Acquiror. 3.2 Due Authorization. Each of Acquiror, Sub I and Sub II has all requisite corporate or limited liability company power and authority to enter into this Agreement and the other agreements required to be entered into and performed by Acquiror under this Agreement (the “Acquiror Related Agreements”), to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company and each of the Merger Subs of this Agreement and the Acquiror Related Agreements to which it is a party, the performance of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or limited liability company action on the part of Acquiror and the Merger Subs. This Agreement has been duly executed and delivered by Acquiror and the Merger Subs and constitutes the valid and binding obligation of Acquiror and the Merger Subs, enforceable against Acquiror and the Merger Subs in accordance with its terms, subject only to the effect, if any, of (i) applicable bankruptcy and other similar Legal Requirements affecting the rights of creditors generally and (ii) Legal Requirements governing specific performance, injunctive relief and other equitable remedies. 3.3 Valid Issuance. The shares of Acquiror Stock to be issued to Company Stockholders in exchange for their shares of Company Stock pursuant to the terms hereof, when issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable. 3.4 Cash Resources. At the Closing, Acquiror will have sufficient cash resources to pay the Aggregate Cash Consideration. 3.5 Governmental Consents. The execution, delivery and performance by Acquiror and Merger Subs of this Agreement and the consummation by Acquiror and Sub I of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of the Certificate of Merger or Second Certificate of Merger, as applicable, with the Delaware Secretary of State, (ii) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other U.S. state or federal securities laws or the regulations of any national securities exchange and (iii) any actions or filings the absence of which would not be reasonably expected to materially impair the ability of Acquiror or Merger Subs to consummate the transactions contemplated by this Agreement. 3.6 Operations of Merger Subs. Each of Sub I and Sub II is wholly owned directly by Acquiror, was formed solely for the purpose of effecting the Mergers and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby. Sub II is disregarded as an entity separate from Acquiror for U.S. federal income tax purposes.

-55- US-DOCS\117747603 233678486 v12 3.7 No Conflict. The execution and delivery by each of Acquiror, Sub I and Sub II of this Agreement and any Acquiror Related Agreement to which such entity is a party, and the consummation by each of Acquiror, Sub I and Sub II of the transactions contemplated hereby and thereby, shall not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) (a) any provision of the certificate of incorporation, bylaws or similar governing documents of Acquiror, Sub I and Sub II or (b) any Legal Requirement applicable to Acquiror, Sub I or Sub II, other than, in the case of this clause (b), such conflicts, violations or defaults as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Mergers and the other transactions contemplated by this Agreement. 3.8 Acquiror SEC Reports. Acquiror has filed all Acquiror SEC Reports required to be filed by it with the Securities and Exchange Commission (the “SEC”) since September 12, 2019. The Acquiror SEC Reports (after giving effect to all amendments thereto), at the time filed (in the case of documents filed pursuant to the Exchange Act) or when declared effective by the SEC (in the case of registration statements filed under the Securities Act) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. 3.9 No Other Representations or Warranties. Each of Acquiror, Sub I and Sub II acknowledge and agree that, except as expressly set forth in Article II and the other Company Related Agreements, none of the Company, any Indemnifying Persons or any other Person has made, or is making, and none of Acquiror, Sub I or Sub II has relied on (including in making its decision to enter into this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby or thereby), any representation or warranty, written or oral, express or implied, at law or in equity, in respect of the Company or its business or in connection with the transactions contemplated by this Agreement, including any representations or warranties about the accuracy or completeness of any information or documents previously provided, and any other such representations and warranties are hereby expressly disclaimed by Acquiror, Sub I and Sub II. ARTICLE IV AGREEMENTS PERTAINING TO THE ACQUIROR STOCK 4.1 Restrictions on Acquiror Stock. The Acquiror Stock issued pursuant to the terms of this Agreement will be issued in a transaction exempt from registration under the Securities Act (by reason of Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act) and therefore may not be re-offered or resold other than in conformity with the registration requirements of the Securities Act and such other applicable rules and regulations or pursuant to an exemption therefrom. The Acquiror Stock to be issued pursuant to the terms of this Agreement will be “restricted securities” within the meaning of Rule 144 under the Securities Act and may not be offered, sold, pledged, assigned or otherwise transferred unless (A) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws or (B) an exemption from such registration exists and either Acquiror receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to Acquiror, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws. The Acquiror Stock issued hereunder shall, if certificated, bear an appropriate legend (or if held in book entry form, will be noted) with respect to such restrictions. 4.2 Shelf Registration. Promptly (and in any event within three (3) days, or the first Business Day thereafter if the third day is not a Business Day) following the later of (a) Acquiror qualifying to register the resale of Registrable Securities on a Form S-3 registration statement or (b) the Closing, Acquiror shall file with the SEC, and use commercially reasonable efforts to cause to be declared effective as soon

-56- US-DOCS\117747603 233678486 v12 as reasonable practicable after filing, a shelf registration statement on Form S-3 (including any amendments or supplements, the “Registration Statement”) and the prospectus (including any amendments or supplements, the “Prospectus”) forming part of the Registration Statement in compliance with Rule 415 under the Securities Act covering the resale on a continuous basis of all of the Registrable Securities. Such Registration Statement shall be an “automatic resale registration statement” as defined pursuant to Rule 462(e) if the Acquiror so qualifies. 4.3 Holders of Registrable Securities. As a condition to its obligations under Section 4.2, Acquiror may require each Holder of Registrable Securities as to which any registration is being effected to (i) furnish Acquiror with such information regarding such Person that is necessary to satisfy the disclosure requirements relating to the registration and the distribution of such securities under the Securities Act and the rules and regulations promulgated thereunder as Acquiror may from time to time reasonably request in writing, including a properly completed and executed Selling Holder Questionnaire and (ii) promptly notify Acquiror in writing of any changes in the information set forth in the applicable Registration Statement after it is prepared regarding the Holder of Registrable Securities. None of the information supplied (or to be supplied) by or on behalf of any of the Holders of Registrable Securities for inclusion or incorporation by reference in the applicable Registration Statement or Prospectus will, at the time the Registration Statement is declared effective under the Securities Act (or with respect to any post- effective amendments or supplements thereto, at the time such post-effective amendments or supplements become effective under the Securities Act), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading. For the purposes of this Section 4.3, a “Holder of Registrable Securities” refers solely to a holder of Registrable Securities as of or following the Closing Date. 4.4 Blackout Periods. Subject to the last sentence of this Section 4.4, Acquiror may, by two (2) days prior written notice to all the Holders of Registrable Securities (each, a “Blackout Notice”), (a) delay the filing of the Registration Statement or a request for acceleration of the effective date for a period not to exceed sixty (60) days, which delay cannot occur more than three times in any one-year period, or (b) suspend the Registration Statement after effectiveness and require that the Holders of Registrable Securities immediately cease sales of shares pursuant to any Registration Statement in the event that (i) Acquiror is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that Acquiror desires to keep confidential for business reasons, if Acquiror determines in good faith that the public disclosure requirements imposed on Acquiror under the Securities Act in connection with such Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations and such disclosure could result in imminent and material harm to Acquiror or (ii) any other event occurs that makes any statement of a material fact made in such Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in such Registration Statement in order to make the statements therein not misleading. If Acquiror suspends the Registration Statement and requires the Holders of Registrable Securities to cease sales of shares pursuant to this Section 4.4, Acquiror shall, as promptly as reasonably practicable following the termination of the circumstance which entitled Acquiror to do so, take such actions as may be reasonably necessary to file or reinstate the effectiveness of such Registration Statement and give written notice to all Holders of Registrable Securities authorizing them to resume sales pursuant to such Registration Statement. If as a result thereof the Prospectus included in any Registration Statement has been amended to comply with the requirements of the Securities Act, Acquiror shall enclose such revised Prospectus with the notice to Holders of Registrable Securities given pursuant to this Section 4.4, and the Holders of Registrable Securities shall make no offers or sales of shares pursuant to such Registration Statement other than by means of such revised Prospectus. Acquiror need not specify the nature of the event giving rise to any delay or suspension in any notice to Holders of Registrable Securities. Notwithstanding the forgoing, (a) Acquiror will not take any action within the Acquiror’s control and discretion that causes (i) a delay of the filing of

-57- US-DOCS\117747603 233678486 v12 the Registration Statement or the request for acceleration of the effective date or (ii) the suspension of the Registration Statement as provided above during a period beginning as of the effective date of such Registration Statement and ending at the end of trading hours on November 2, 2020 or (b) all suspensions of the Registration Statement under this Section 4.4 in the aggregate may not exceed sixty (60) days in the aggregate. ARTICLE V CONDUCT PRIOR TO THE EFFECTIVE TIME 5.1 Affirmative Conduct of Company Business. (a) During the period from the Agreement Date and continuing until the earlier of the termination of this Agreement in accordance with its terms and the Effective Time (the “Interim Period”), the Company shall conduct its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted (subject to the restrictions on business contained herein), pay its debts and Taxes when due (subject to Acquiror’s review and consent to the filing of any Tax Return), pay or perform other obligations when due, and use commercially reasonable efforts to (i) preserve intact the present business organizations of the Company, (ii) maintain in effect all of its Company Authorizations, (iii) keep available the services of the present officers and Key Employees of the Company and (iv) preserve the relationships of the Company with customers, suppliers, distributors, licensors, licensees and others having business dealings with them. The Company shall collect accounts receivable, sell inventory and pay accounts payable and commissions in the ordinary course of business consistent with past practice and not intentionally accelerate, delay or postpone payment of any accounts payable or commissions, or enter into any agreement or negotiation with any party to alter the payment date of any accounts payable or commissions, or accelerate or delay the collection of (or discount) any accounts receivable. During the Interim Period, the Company shall use its commercially reasonable efforts to cause the conditions set forth in Section 7.1 and Section 7.2 to be satisfied in a timely manner. (b) Without limiting the generality of Section 5.1(a) and except as expressly contemplated by this Agreement or pursuant to the written consent of Acquiror (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, the Company shall not, except as set forth on Section 5.1(b) of the Company Disclosure Schedule: (i) amend its certificate of incorporation, bylaws or other equivalent constituents documents (whether by merger, consolidation or otherwise), except as otherwise required by Legal Requirement; (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock, debt or property or any combination thereof) in respect of any equity securities of the Company, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any equity securities of the Company; (iii) issue, transfer, deliver, sell, pledge or otherwise encumber any shares of any Company Voting Debt or any equity securities of the Company (except for issuances of Company Common Stock upon exercise of vested Company Options outstanding on the Agreement Date); (iv) amend any term of any equity securities of the Company (whether by merger, consolidation or otherwise), including an amendment to provide for acceleration of vesting as a result of the Mergers or a termination of employment or service related to the Mergers;

-58- US-DOCS\117747603 233678486 v12 (v) make any expenditures or incur any obligations or liabilities in respect thereof, except for expenditures not to exceed $25,000 individually or $100,000 in the aggregate; (vi) acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any securities, interests, businesses or material assets or properties, or otherwise relinquish any material right; (vii) sell, lease, license (other than non-exclusive grants of licenses to Intellectual Property Rights in the ordinary course of business consistent with past practice), dispose of, or otherwise transfer, or create, incur, assume or suffer to exist any Encumbrance (other than Permitted Encumbrances) on, any of the assets, securities, properties, interests or businesses of the Company (including Company Owned Intellectual Property and other intangible assets); (viii) make any loans, advances or capital contributions to, or investments in, any other Person, except advances for travel and other normal business expenses to officers and employees in the ordinary course of business; (ix) (A) incur any Company Debt, (B) incur any other Liabilities exceeding $25,000 individually or $100,000 in the aggregate, or (C) create any Encumbrance (other than Permitted Encumbrances) on any of its assets; (x) revalue any of its assets (whether tangible or intangible), including writing off notes or accounts receivable, settling, discounting or compromising any accounts receivable, or reverse any reserves other than in the ordinary course of business and consistent with past practice; (xi) pay, discharge, waive or satisfy, in an amount in excess of $25,000 in any one case, or $100,000 in the aggregate, any claim, Liability, loan or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of Liabilities reflected or reserved against in the Current Balance Sheet; (xii) make any payments to any officer, director, employee or agent of the Company (other than salary or bonus payments in the ordinary course of business consistent with past practice); (xiii) enter into any transactions with any of its officers, directors or employees or any entity controlled by any of such individuals; (xiv) modify or amend (in any material respect), cancel, terminate or waive any material rights under any Company Material Agreement, enter into any Contract that would have been a Company Material Agreement had it been entered into prior to the Agreement Date, or otherwise waive, release or assign any material rights, claims or benefits of the Company; (xv) other than as required by any applicable Legal Requirement or pursuant to Contracts in effect on the Agreement Date: (a) grant or increase in any form of compensation or benefits payable to any officer, director, employee, consultant or advisor of the Company, including pursuant to any Company Employee Plan; (b) adopt, enter into, modify or terminate any Company Employee Plan (other than renewals of such health and welfare plans in the ordinary course of business); (c) accelerate the vesting or payment of any compensation or benefits under any Company Employee Plan; (d) grant any equity or equity-linked awards or other bonus, commission or other incentive compensation to any officer, director, employee, consultant or advisor of the Company or (e) hire, promote or terminate any officer, director,

-59- US-DOCS\117747603 233678486 v12 employee, consultant or advisor of the Company (other than for cause, in which case the Company shall notify Acquiror as soon as practicable following such termination for cause); (xvi) fail to maintain, or allow to lapse, dispose of or abandon, including by failure to pay the required fees in any jurisdiction, any Intellectual Property Rights used in or held for use in the business of the Company, or grant permission to enter into the public domain any material trade secrets included in the Company Owned Intellectual Property; (xvii) sell any Company Products or enter into any agreements with new customers for use of Company Products, including any pilots without the prior written consent of Acquiror; (xviii) transfer or license from any Person any rights to any Technology (other than Standard Software) or any Intellectual Property Right other than to a customer on a non-exclusive basis in the ordinary course of business, with a contract term not to exceed one year; (xix) take any action that could reasonably be expected to trigger the release of the source code or other proprietary software of the Company to any third party; (xx) change the Company’s methods of accounting or accounting practices, except as required by any changes in GAAP or applicable Legal Requirement; (xxi) commence, settle, or offer or propose to settle, (a) any Action involving or against the Company, (b) any equityholder litigation or dispute against the Company or any of its officers, directors or employees or (c) any Action that relates to the transactions contemplated by this Agreement or the documents referenced herein; (xxii) (a) make or change any material Tax election, (b) settle or compromise any claim, notice, audit report or assessment in respect of Taxes, (c) enter into any Tax allocation agreement, Tax sharing agreement, or Tax indemnity agreement, in each case, other than customary provisions in agreements entered into in the ordinary course of business the primary purpose of which does not relate to Taxes, (d) enter into any pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any Tax, (e) amend any Tax Return, (f) file any federal or state income tax return or any other material Tax Return, or (g) consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment; (xxiii) form or acquire any Subsidiaries; (xxiv) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction; or (xxv) authorize or agree to do any of the foregoing. 5.2 No Solicitation. (a) During the Interim Period, the Company shall not, nor will it instruct, authorize or permit any of its Representatives to, directly or indirectly: (i) solicit, seek, initiate, encourage, support, induce, or facilitate, or take any action to solicit, seek, initiate, encourage, support, induce, or facilitate any inquiry, expression of interest, proposal or offer relating to, or the making of any submission, proposal or offer that constitutes, or would reasonably be expected to lead to, an Alternative Proposal; (ii) disclose to any Person any nonpublic information relating to Company in connection with, or enter into, participate in, maintain or continue any discussions or negotiations regarding, any inquiry, expression of interest, proposal

-60- US-DOCS\117747603 233678486 v12 or offer that constitutes, or would reasonably be expected to lead to, an Alternative Proposal; (iii) agree to accept, recommend or endorse (or publicly propose or announce any intention or desire to agree to, accept, recommend or endorse), or enter into any agreement, letter of intent, memorandum of understanding or other instrument, arrangement or understanding (whether binding or non-binding, written or oral) in connection with, any Alternative Proposal; or (iv) submit any Alternative Proposal or any matter related thereto to the vote of the Company Stockholders. (b) The Company shall, and shall instruct each of its Representatives to, immediately cease and cause to be terminated (and will not resume or otherwise continue) any and all existing activities, discussions or negotiations with any Persons (other than with Acquiror) conducted heretofore with respect to, or that could reasonably be expected to lead to, any Alternative Proposal. (c) In the event that the Company or any of the Company’s Affiliates shall receive an Alternative Proposal from any Person other than the Acquiror (the “Other Interested Party”), or any request for disclosure as referenced in clause (ii) of Section 5.2(a) hereof, the Company shall (i) not engage in, and immediately suspend, any discussions with such offeror or party with regard to such Alternative Proposal or requests and (ii) promptly thereafter (and in any event not later than 24 hours after receipt of such Alternative Proposal or request) provide Acquiror with the following (to the extent not prohibited by non- disclosure agreements in place between the Company and such Other Interested Party as of the Agreement Date): (a) an oral and a written description of any inquiry, expression of interest, proposal or offer relating to a possible Alternative Proposal, or any request for information that would reasonably be expected to be used for the purpose of formulating any inquiry, expression of interest, proposal or offer regarding an Alternative Proposal, that is received by the Company or any of its Representatives from the Other Interested Party, including in such description the identity of the Other Interested Party, the pricing, terms, conditions and other material provisions of such Alternative Proposal; and (b) a copy of each written communication and a complete summary of each other communication (1) transmitted on behalf of the Other Interested Party or any of the Other Interested Party’s Representatives to the Company or any of its Representatives or (2) transmitted on behalf of the Company or any of its Representatives to the Other Interested Party or any of the Other Interested Party’s Representatives. (d) Promptly following the execution of this Agreement, the Company shall deliver written notices to request the return or destruction of all confidential information to all Persons (except for Acquiror and current Company Stockholders) with such return or destroy obligations under non-disclosure or similar agreements (except for such non-disclosure or similar agreements that do not relate to a potential Alternative Proposal, financing of the Company or similar transaction) with the Company. From and following the Agreement Date, the Company further agrees not to release any Persons described in the preceding sentence from any obligations under such non-disclosure or similar agreements without the prior written consent of Acquiror. ARTICLE VI ADDITIONAL AGREEMENTS 6.1 Required Stockholder Approval; Information Statement; Joinder and Release Agreements. (a) Promptly following the execution and delivery of this Agreement (and in any event within six (6) hours after such execution and delivery), the Company shall duly take all lawful action to obtain the Required Stockholder Approval pursuant to the Stockholder Written Consents. The Company Board shall make the Company Board Recommendation and shall not (i) withdraw, modify or qualify in any manner adverse to Acquiror such recommendation, or (ii) take any action or make any statement in connection with obtaining the Stockholder Written Consents inconsistent with such recommendation (any of the foregoing a “Change in the Company Recommendation”); provided, however, that the Company

-61- US-DOCS\117747603 233678486 v12 Board may evaluate whether to make and may make a Change in the Company Recommendation prior to execution and delivery of the Stockholder Written Consents, as applicable, and may make any statement required by applicable Legal Requirements, if the Company Board determines in good faith, after consultation with outside legal counsel, that a Change in the Company Recommendation is necessary in order to comply with its fiduciary duties under applicable Legal Requirements. Promptly following receipt of the Stockholder Written Consents representing the Required Stockholder Approval, the Company shall cause its corporate Secretary to deliver a copy of such Stockholder Written Consents to Acquiror, together with a certificate executed on behalf of the Company by its corporate Secretary certifying that such Stockholder Written Consents reflect the Required Stockholder Approval. (b) No later than two (2) Business Days after the receipt by the Company of the Required Stockholder Approval pursuant to the Stockholder Written Consents (and in any event prior to the Closing Date), the Company shall deliver notice thereof to all Company Stockholders who did not execute a Stockholder Written Consent in compliance with Sections 228(e) and 262 of the DGCL, including an information statement regarding the Company, the terms of this Agreement and the First Merger (the “Information Statement”). Prior to delivering any correspondence to the Company Stockholders, the Company shall provide drafts thereof to Acquiror, shall give Acquiror reasonable time to review and comment thereon and shall include any reasonable comments made by Acquiror on such correspondence. The Company shall cause the Information Statement to include the Change in the Company Recommendation, and the Company agrees that information included in the Information Statement will not, on the date the Information Statement is first sent or furnished to the Company Stockholders, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading. The Company shall update, amend and supplement the Information Statement from time to time as may be required by applicable Legal Requirements. (c) The Company shall (i) obtain from each Person who would reasonably be expected to receive any payments and/or benefits referred to in this Section 6.1(c) an executed 280G Waiver, substantially in the form attached hereto as Exhibit G (each, a “280G Waiver”) and (ii) submit to the Company Stockholders for approval (in a manner satisfactory to Acquiror) by such number of Company Stockholders as is required by the terms of Section 280G(b)(5)(B) of the Code, any such waived payments and/or benefits that may, separately or in the aggregate, constitute “parachute payments” within the meaning of Section 280G of the Code and the regulations promulgated thereunder (which determination shall be made by Acquiror), such that such payments and benefits shall not be deemed to be “parachute payments” under Section 280G of the Code. Prior to the Closing, the Company shall deliver to Acquiror evidence satisfactory to Acquiror (i) that a Company Stockholder vote was solicited in conformance with Section 280G and the regulations promulgated thereunder, and (ii) either (A) the requisite Company Stockholder approval was obtained with respect to any payments and/or benefits that were subject to the Company Stockholder vote (the “280G Approval”), or (B) the 280G Approval was not obtained and as a consequence, that such “parachute payments” shall not be made or provided, pursuant to the 280G Waiver described herein. The form of 280G Waiver and all materials to be submitted to the Company Stockholders pursuant to this Section 6.1(c) shall be subject to prior review and approval by Acquiror, which shall not be unreasonably withheld, conditioned or delayed. Further, prior to soliciting the 280G Waivers and seeking the 280G Approval, Acquiror shall provide in writing to the Company the relevant details of all payments, benefits and arrangements, if any, to be entered into with or otherwise provided to any “disqualified individual” by Acquiror or any Affiliate or Subsidiary of Acquiror, in each case, prior to or on the Closing Date and that could reasonably be expected to be taken into account in determining whether any payments and benefits constitute “parachute payment” pursuant to Section 280G of the Code with respect to any such Person in connection with the transactions contemplated by this Agreement.

-62- US-DOCS\117747603 233678486 v12 6.2 Payoff Letters and Invoices. The Company shall obtain and deliver to Acquiror no later than three (3) Business Days prior to the Closing Date, an accurate and complete copy of: (a) a payoff letter, dated no more than three (3) Business Days prior to the Closing Date, with respect to all Company Debt stating the amount required to be paid to each lender thereof in order to satisfy and fully discharge such Company Debt as of the Closing and terminate and release any Encumbrances related thereto and (b) an invoice from each advisor or other service provider to the Company, dated no more than three (3) Business Days prior to the Closing Date, with respect to all Unpaid Transaction Expenses that are due and payable to such advisor or other service provider, as the case may be, as of the Closing Date. 6.3 Consideration Spreadsheet. The Company shall prepare and deliver to Acquiror, a spreadsheet (the “Consideration Spreadsheet”) in form and substance reasonably satisfactory to Acquiror, which spreadsheet shall be dated as of the Closing Date and shall set forth all of the information described on Exhibit H attached hereto, accurate as of immediately prior to the Closing. At least four (4) Business Days prior to the Closing, the Company shall deliver to Acquiror a draft Consideration Spreadsheet setting forth in reasonable detail the Company’s good-faith estimates of the information therein requested as of the Effective Time and shall be prepared in accordance with the applicable provisions of the Charter Documents and this Agreement. At least two (2) Business Days prior to Closing the Company shall deliver to Acquiror the final form of Consideration Spreadsheet accurately setting forth the information requested as of the Effective Time and prepared in accordance with the applicable provisions of the Charter Documents and this Agreement and taking into account any reasonable comments provided by Acquiror. All amounts and allocations set forth in the Consideration Spreadsheet shall be conclusive and binding upon the Company and the Company Equityholders and neither Acquiror, Sub I, Sub II nor, after the Closing, the Surviving Entity shall have any obligation to verify the accuracy of the Consideration Spreadsheet. 6.4 Further Actions. Upon the terms and subject to the conditions of this Agreement, each of the parties hereto (other than the Securityholders’ Agent) shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements to consummate and make effective the Mergers and the other transactions contemplated hereby, including using commercially reasonable efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities as are necessary for the consummation of the Mergers and to take such other actions to cause all of the conditions of the other party or parties hereto to consummate the First Merger set forth in Article VII to be satisfied promptly. 6.5 Tax Matters. (a) Preparation and Filing of Tax Returns. Acquiror shall prepare and file, or shall cause to be prepared and filed, all Tax Returns of the Company that are first due after the Closing Date and that relate in whole or in part to a Pre-Closing Tax Period (each, an “Acquiror Prepared Return”). To the extent relating to a Pre-Closing Tax Period, each such Acquiror Prepared Return shall be prepared in a manner consistent with the past practice of the Company except as required by Legal Requirements. In the event that any Acquiror Prepared Return reflects a material amount of Taxes for which the Indemnifying Persons will indemnify the Indemnified Persons under Section 9.2, Acquiror will provide a copy of the portion of such Acquiror Prepared Return relating to the Pre-Closing Tax Period to the Securityholders’ Agent for review and comment at least 30 days prior to the due date for filing such Acquiror Prepared Return (or, if such due date is within 60 days following the Closing Date, as promptly as reasonably practicable following the Closing Date), will consider in good faith any reasonable comments received in writing from the Securityholders’ Agent at least 15 days prior to the due date for such Acquiror Prepared Return.

-63- US-DOCS\117747603 233678486 v12 (b) Apportionment of Straddle Period Taxes. For all purposes of this Agreement, with respect to Taxes of the Company relating to a Straddle Period, the portion of any Tax that is allocable to the Pre-Closing Tax Period will be determined as follows: (i) in the case of Property Taxes, the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days of such Straddle Period in the Pre-Closing Tax Period and the denominator of which is the number of calendar days in the entire Straddle Period, and (ii) in the case of all other Taxes, determined as though the taxable year of the Company terminated at the close of business on the Closing Date. (c) Cooperation on Tax Matters. After the Closing, Acquiror, the Company, the Securityholders’ Agent, and the Indemnifying Persons shall cooperate, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Agreement and any action, suit, demand or other proceeding with respect to Taxes. All books and records with respect to Tax matters pertinent to the Company relating to any Taxable period beginning before the Closing Date shall be transferred to Acquiror at the Closing and shall be retained by Acquiror after the Closing until the expiration of the applicable statute of limitations. (d) FIRPTA. At the Closing, the Company shall deliver to Acquiror (i) a notice to the Internal Revenue Service, in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2), in substantially the form attached hereto as Exhibit I, dated as of the Closing Date and executed by the Company (the “IRS Notice”), and (ii) a FIRPTA Notification Letter, in substantially the form attached hereto as Exhibit J, dated as of the Closing Date and executed by the Company (the “FIRPTA Notice”). Acquiror shall cause the FIRPTA Notice to be correctly and timely filed with the Internal Revenue Service. (e) Post-Closing Actions. Without the prior written consent of the Securityholders’ Agent (such consent not to be unreasonably withheld, conditioned or delayed) or except as required by Legal Requirements, Acquiror will not: (i) amend any previously filed Tax Return of the Company relating to a taxable period (or portion thereof) ending on or prior to the Closing Date; or (ii) make or change any Tax election (including any Tax election relating to Tax accounting methods) of the Company with retroactive effect to a taxable period (or portion thereof) ending on or prior to the Closing Date, in each case, to the extent that such action would have the effect of increasing the amount of Taxes for which the Indemnifying Persons will be required to indemnify the Indemnified Persons under Section 9.2. (f) Tax Claims. After the Closing, Acquiror will control any Action involving a Governmental Entity with respect to any Tax Return or Taxes of the Company that relates solely to one or more taxable periods ending on or prior to the Closing Date (each, a “Tax Claim”). Acquiror shall not settle any Tax Claim in a manner that affects the Indemnifying Persons’ indemnification obligations under Section 9.2 for Pre-Closing Taxes without the Securityholders’ Agent’s consent, not to be unreasonably withheld, conditioned or delayed. In the event of any conflict between the provisions of this Section 6.5(f), and the provisions of Section 9.9, the provisions of this Section 6.5(f), shall control. (g) Refunds. In the event Acquiror or its Subsidiaries (including the Company after the Closing) receives, after the Closing, a refund of payroll Taxes paid by the Company with respect to its 2018 and 2019 Tax years by utilizing research and development Tax credits of the Company arising in the Pre-Closing Tax Period, the amount of such refund (net of (i) any out-of-pocket costs incurred by Acquiror or its Affiliates in obtaining such refund and (ii) any Tax costs resulting from the receipt or realization of such refund) shall offset the amount of any Indemnifiable Damages that the Indemnified Persons would otherwise be entitled to recover pursuant to Section 9.2(i) (relating to Pre-Closing Taxes) which Indemnifiable Damages are incurred after the date of the receipt of such refund; provided, however, that Acquiror and its Subsidiaries shall have no obligation to obtain such refund and may determine in their sole discretion whether or not to utilize such credits, and, for the avoidance of doubt, nothing in this Section

-64- US-DOCS\117747603 233678486 v12 6.5(g) shall be construed as providing for any right of the Securityholders’ Agent to request, obtain or review any Tax Returns, Tax workpapers, or other information relating to Taxes of Acquiror and its Subsidiaries. (h) Stock Transfer Taxes. Any stock transfer Taxes incurred in connection with the Mergers (“Transfer Taxes”) will be borne fifty percent (50%) by Acquiror and fifty percent (50%) shall be considered a Transaction Expense. (i) Tax Designation. Prior to the Closing, Acquiror and the Company shall use commercially reasonable efforts to cooperate with the Exchange Agent to enable Company Stockholders to designate, in the Letter of Transmittal or a separate attachment thereto, shares of Company Stock (on a per share or per lot basis) that will be exchanged for cash consideration and stock consideration and the proportions thereof for purposes of Treasury Regulation Section 1.356-1(b), provided that the aggregate proportion and amount of cash and stock consideration payable to a Company Stockholder and the terms of this Agreement shall not be changed. 6.6 Confidentiality. (a) The parties hereto acknowledge that Acquiror and the Company have previously executed the Confidentiality Agreement which shall continue in full force and effect in accordance with its terms, and the parties hereby agree that the information obtained in any investigation, negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, shall be governed by the terms of that certain Nondisclosure Agreement dated September 17, 2020 between the Company and the Securityholders’ Agent (the “SRS NDA”), which the parties hereto acknowledge and agree shall be enforceable by Acquiror after the Closing. The Securityholders’ Agent hereby agrees to be bound by the terms and conditions of the SRS NDA to the same extent as if the Acquiror were an original party thereto and a “Discloser” of “Confidential Information” thereunder. With respect to the Securityholders’ Agent, as used in the SRS NDA the term “Confidential Information” shall include information relating to the Mergers or this Agreement received by the Securityholders’ Agent after the Closing or relating to the period after the Closing, including in respect of any claim for indemnification under Article IX hereof. (b) During the Interim Period, the Company shall not, and the Company shall cause each of its Representatives not to, directly or indirectly, issue any statement or communication to any Person (other than its agents that are bound by confidentiality restrictions) regarding the subject matter of this Agreement or the transactions contemplated hereby, including, if applicable, the termination of this Agreement and the reasons therefor or any disputes or arbitration proceedings relating hereto, or use Acquiror’s name or refer to Acquiror directly or indirectly in connection with Acquiror’s relationship with the Company, whether or not in response to an inquiry, without the prior written consent of Acquiror. From the execution of this Agreement until delivery of the Required Stockholder Approval, each of Acquiror, Sub I and Sub II shall, and shall cause each of their respective Representatives not to, directly or indirectly, issue any statement or communication to any Person (other than its agents that are bound by confidentiality restrictions) regarding the subject matter of this Agreement or the transactions contemplated hereby; provided, that Acquiror reserves the right, without the Company’s prior consent, to make any public disclosure it reasonably believes is required by applicable securities Legal Requirements or securities listing standards. 6.7 Director and Officer Indemnification. (a) From and after the Effective Time, and until the sixth (6th) anniversary of the Effective Time, Acquiror shall cause the First-Step Surviving Corporation and Surviving Entity to fulfill and honor in all respects the obligations of the Company, to Persons who on or prior to the Effective Time

-65- US-DOCS\117747603 233678486 v12 are or were directors and/or officers of the Company (the “Company Indemnified Parties”), pursuant to any indemnification provisions under the Charter Documents as in effect on the Agreement Date and pursuant to any indemnification agreements between the Company and such Company Indemnified Parties existing as of the Agreement Date, in each case which have been disclosed on the Company Disclosure Schedule and true and complete copies of which have been made available to Acquiror (the “Company Indemnification Obligations”), with respect to claims arising out of matters occurring at or prior to the Effective Time; provided, however, that (i) the foregoing obligations shall be subject to any limitation imposed by applicable Legal Requirements, and (ii) no Company Indemnified Party shall have any right of contribution, indemnification or right of advancement from Acquiror, the First-Step Surviving Corporation, the Surviving Entity or their respective successors with respect to any Indemnifiable Damages claimed by any of the Indemnified Persons against such Company Indemnified Party in his or her capacity as a Indemnifying Person pursuant to this Agreement. (b) Acquiror shall be under no obligation to maintain the existence of the Surviving Entity for any specified period following the Second Effective Time. In the event that, following the Second Effective Time, the Surviving Entity (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successor of the Surviving Entity or its properties and assets, as applicable, shall assume the obligations set forth in this Section 6.7. (c) At or prior to the Closing Date, in consultation with Acquiror, the Company shall obtain and fully pay for a six-year “tail” insurance policy with respect to directors’ and officers’ liability insurance (the “Company D&O Tail Policy”). The Company D&O Tail Policy will be obtained from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and the amount and scope of coverage under the Company D&O Tail Policy will be at least as favorable as the Company’s existing directors’ and officers’ liability policies with respect to the matters existing or occurring at or prior to the Effective Time. The Company D&O Tail Policy will be the primary obligor for any claims by the Company Indemnified Parties under this Section 6.7, and the Company Indemnified Parties shall seek recovery from the Company D&O Tail Policy (if and to the extent available) prior to seeking recourse from Acquiror, the First-Step Surviving Corporation or the Surviving Entity pursuant to the Company Indemnification Obligations. (d) Any amounts paid by Acquiror, the First-Step Surviving Corporation or the Surviving Entity, or any of their respective successors or assigns, to any Company Indemnified Party in respect of the Company Indemnification Obligations (such amounts, “Company Indemnification Expenses”) shall be recoverable out of the Holdback Fund or, if the Holdback Fund shall be insufficient to satisfy such Company Indemnification Expenses, from the Indemnifying Persons directly pursuant to, and subject to the limitations set forth in, Article IX hereof. 6.8 Access to Information. During the Interim Period, the Company shall (a) give Acquiror and its Representatives reasonable access to the offices, properties, books and records of the Company, (b) furnish to Acquiror and its Representatives such financial and operating data and other information relating to the Company as Acquiror and its Representatives may reasonably request and (c) instruct the employees, counsel and other agents of the Company to reasonably cooperate with Acquiror in its investigation of the Company. Any investigation pursuant to this Section 6.8 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. 6.9 Resignation of Officers and Directors. Prior to the Effective Time, the Company shall cause each director and/or officer of the Company to execute a resignation and release letter in the form attached hereto as Exhibit K, in each case to be effective as of immediately prior to the Effective Time.

-66- US-DOCS\117747603 233678486 v12 6.10 Termination of 401(k) Plan. The Company shall adopt resolutions (and take any other reasonably necessary action, including delivery of any required notices or plan amendments) to terminate, effective as of no later than the day before the Closing Date, any defined contribution plans that include a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code (and a related trust exempt from tax under Section 501(a) of the Code) (as applicable, the “Company 401(k) Plan”). The Company shall provide Acquiror with a copy of such resolutions prepared to effectuate the termination of the Company 401(k) Plans in advance and give Acquiror a reasonable opportunity to comment on such documents (which comments shall be considered in good faith), and prior to the Closing Date, the Company shall provide Acquiror with the final documentation evidencing that the Company 401(k) Plans have been terminated pursuant to such resolutions. 6.11 Notices of Certain Events. During the Interim Period, the Company shall promptly notify Acquiror, and Acquiror shall promptly notify the Company of: (a) any written notice or other written communication (including email) from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the documents referenced herein; (b) any notice or other communication from any Governmental Entity (i) delivered in connection with the transactions contemplated by this Agreement or the documents referenced herein or (ii) indicating that a Company Authorization has been revoked or is about to be revoked or that a Company Authorization is required in any jurisdiction in which such Company Authorization has not been obtained; (c) any Action commenced or, to its knowledge, threatened in writing against, relating to or involving or otherwise affecting the Company, that, if pending on the Agreement Date, would have been required to have been disclosed pursuant to Section 2.6, or that relates to the consummations of the transactions contemplated by this Agreement or the documents referenced herein; and (d) any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Article VII impossible or unlikely. No such notice shall be deemed to supplement or amend the Company Disclosure Schedule for the purpose of (i) determining the accuracy of any of the representations and warranties made by the Company in this Agreement, or (ii) determining whether any of the conditions set forth in Article VII have been satisfied. 6.12 Employee Matters. (a) As of the Closing Date, and through December 31, 2020 (or until termination of employment, if earlier), Acquiror shall provide, or shall cause the Surviving Entity or one of Acquiror’s other Subsidiaries or Affiliates to provide, to each Employee who continues as an employee of Acquiror, the Surviving Entity or any of their respective Subsidiaries or Affiliates (each, a “Continuing Employee”) (i) an annual base salary or an hourly wage rate, as applicable, that is not less than that provided to such Continuing Employee immediately prior to the Closing, (ii) target cash incentive compensation opportunities that are not less favorable than those provided to such Continuing Employee by the Company immediately prior to Closing (pro-rated from the day after the Effective Time through December 31, 2020), provided that any such cash incentive compensation shall be payable through (and subject to the terms and conditions of) the Acquiror’s annual bonus program, and (iii) employee health and welfare benefits that are substantially comparable, in the aggregate, to those provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Closing. Acquiror, the Surviving Entity and their respective Subsidiaries and Affiliates shall treat, and shall cause each employee benefit plan, program, arrangement, agreement, policy or commitment sponsored or maintained by Acquiror, the Surviving Entity or any of

-67- US-DOCS\117747603 233678486 v12 their respective Subsidiaries or Affiliates following the Closing and in which any Continuing Employee (or the spouse, domestic partner or any dependent of any Continuing Employee) participates or is eligible to participate (each, a “Acquiror Benefit Plan”) to treat, for all purposes (including eligibility to participate, vesting and level and accrual of benefits, other than credit for service under any annual bonus or similar cash incentive compensation scheme for the year in which the Closing occurs, vesting under any equity or equity-like compensation plan or agreement or accrual of benefits under any “defined benefit plan,” as defined in Section 3(35) of ERISA), all service with the Company and its Subsidiaries (and predecessor employers to the extent that the Company or its Subsidiary or any Company Employee Plan provides past service credit) as service with Acquiror, the Surviving Entity and their respective Subsidiaries and Affiliates (except that no such credit shall be provided to the extent that such credit would result in any duplication of benefits for the same period of service). Acquiror, the Surviving Entity and their respective Subsidiaries and Affiliates shall use commercially reasonable efforts to cause each Acquiror Benefit Plan that is a welfare benefit plan, within the meaning of Section 3(1) of ERISA, (i) to waive any and all eligibility waiting periods, actively-at-work requirements, evidence of insurability requirements, pre-existing condition limitations and other exclusions and limitations with respect to the Continuing Employees and their spouses, domestic partners and dependents to the extent waived, satisfied or not included under the corresponding Company Employee Plan, and (ii) to recognize for each Continuing Employee for purposes of applying annual deductible, co-payment and out-of-pocket maximums under such Acquiror Benefit Plan any deductible, co-payment and out-of-pocket expenses paid by the Continuing Employee and his or her spouse, domestic partner and dependents under the corresponding Employee Benefit Plan during the plan year in which occurs the later of the Closing Date and the date on which the Continuing Employee begins participating in such Acquiror Benefit Plan. (b) Effective as of immediately prior to the Effective Time, the Company shall terminate the Company’s Annual Bonus Plan and any similar cash incentive compensation arrangement, plan or agreement in effect as of immediately prior to the Effective Time. (c) This Section 6.12 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.12, express or implied, shall confer upon any other Person, including any Continuing Employee, any rights or remedies of any nature whatsoever under or by reason of this Section 6.12. Nothing contained herein, express or implied, shall be construed to establish, amend or modify any Company Employee Plan or any other plan, program, arrangement, agreement, policy or commitment. The parties hereto acknowledge and agree that the terms set forth in this Section 6.12 shall not create any right in any Continuing Employee or any other Person to continued employment with the Company, Acquiror, the Surviving Entity or any of their respective Subsidiaries or Affiliates. ARTICLE VII CONDITIONS AND REQUIRED DELIVERIES IN CONNECTION WITH THE FIRST MERGER 7.1 Conditions to the Obligations of Each Party to Effect the First Merger. The respective obligations of the Company, Acquiror and Merger Subs to effect the First Merger shall be subject to the satisfaction (or mutual waiver by each such party), at or prior to the Closing, of the following conditions: (a) No Order; Injunctions; Restraints; Illegality. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the First Merger illegal or otherwise prohibiting or preventing consummation of the First Merger.

-68- US-DOCS\117747603 233678486 v12 (b) Government Approvals. All notices to, filings with and consents of Governmental Entities required to be made or obtained under any applicable Legal Requirement in connection with the execution, delivery and performance of this Agreement and the consummation of the First Merger and the other transactions contemplated by this Agreement and the documents referenced herein shall have been made or obtained and be in full force and effect. (c) Required Stockholder Approval. The Required Stockholder Approval shall have been obtained. 7.2 Conditions to the Obligations of Acquiror and Sub I. The obligations of Acquiror and Sub I to effect the First Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Acquiror and Sub I: (a) Representations and Warranties. Each of (i) the Fundamental Representations shall have been true and correct as of the Agreement Date and shall be true and correct as of the Closing Date as if made on the Closing Date (except for Fundamental Representations that speak as of a particular date, which shall be true and correct in all respects as of such date); (ii) the representations and warranties made by the Company in this Agreement (other than the Fundamental Representations) that are qualified as to materiality or Material Adverse Effect shall have been true and correct as of the Agreement Date and shall be true and correct as of the Closing Date as if made by the Company on and as of the Closing Date (except to the extent such representations and warranties refer to a specific date, in which case such representations and warranties shall be true and correct in all respects as of such date); and (iii) all representations and warranties of the Company (to the extent not covered by clauses (i) and (ii) above) shall have been be true and correct in all material respects as of the Agreement Date and shall be true and correct in all material respects as of the Closing Date as if made by the Company on and as of the Closing Date (except to the extent such representations and warranties refer to a specific date, which shall be true and correct in all material respects as of such date). (b) Covenants. Each of the covenants and obligations that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects. (c) No Material Adverse Effect. Since the Agreement Date, there shall not have occurred any event or condition of any kind or character (that is still occurring as of the Closing Date) that has had or would be reasonably expected to have, either individually or in the aggregate with all such other events or conditions, a Material Adverse Effect with respect to the Company. (d) 280G Stockholder Approval. Provided Acquiror has complied with its obligations under Section 6.1(c), with respect to any payments and/or benefits that Acquiror determines may constitute “parachute payments” under Section 280G of the Code with respect to any employees, the Company Stockholders shall have (x) approved, pursuant to the method provided for in the regulations promulgated under Section 280G of the Code, any such “parachute payments” or (y) shall have voted upon and disapproved such parachute payments, and, as a consequence, such “parachute payments” shall not be paid or provided for in any manner and Acquiror and its Subsidiaries shall not have any Liabilities with respect to such “parachute payments.” (e) Litigation. There shall be no Action pending or overly threatened against the Company, its properties or any of its officers, directors or Subsidiaries (x) by any Person arising out of, or in any way connected with, the Mergers or the other transactions contemplated by the terms of this Agreement or (y) by any Governmental Entity arising out of, or in any way connected with, the Mergers or

-69- US-DOCS\117747603 233678486 v12 the other transactions contemplated by the terms of this Agreement, including any such action, suit, claim, investigation or proceeding seeking an Action or divestiture. (f) Third Party Contracts. (i) Required Consents. The Company shall have delivered to Acquiror all necessary consents, waivers and approvals of parties to any Contract set forth on Schedule 7.2(f)(i) hereto in form and substance satisfactory to Acquiror. (ii) Required Amendments. The Company shall have delivered to Acquiror all necessary modifications by parties to the Contracts set forth on Schedule 7.2(f)(ii) hereto in form and substance satisfactory to Acquiror. (iii) Required Terminations. The Company shall have terminated each of those Contracts set forth on Schedule 7.2(f)(iii) hereto. (iv) Required Cancellations. The Company shall have sent the cancellation notices set forth on Schedule 7.2(f)(iv) hereto in form and substance satisfactory to Acquiror. (v) Required Notices. The Company shall have sent the notices set forth on Schedule 7.2(f)(v) hereto in form and substance satisfactory to Acquiror. (g) Agreements and Continued Employment. (i) Each of the Non-Competition Agreements executed and delivered concurrently with the execution and delivery of this Agreement shall be in full force and effect, (ii) all of the Key Employees shall remain employed by the Company as of immediately prior to the Closing, (iii) none of the Key Employees have expressed an intention to leave the employ of Acquiror or any of its Subsidiaries (including the Company, the First-Step Surviving Corporation or the Surviving Entity) following the Closing and (iv) at least eighty percent (80%) of all other employees of the Company shall remain employed by the Company and shall not have evidenced any intention to terminate employment with the Acquiror or any of its Subsidiaries (including the Company, the First-Step Surviving Corporation or the Surviving Entity) following the Closing. (h) Reserved. (i) Joinder Agreements. Acquiror shall have received executed Stockholder Joinder and Release Agreements from Company Stockholders representing not less than 95% of the outstanding capital stock and voting power of the Company (calculated on an as converted to Company Common Stock basis). Acquiror shall have received executed Optionholder Release Agreements from Company Optionholders representing not less than 95% of the outstanding vested Company Options. (j) Certificate of the Company. Acquiror shall have received a certificate from the Company in form and substance satisfactory to Acquiror, validly executed by the Chief Executive Officer and Chief Financial Officer of the Company for and on the Company’s behalf, certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c). (k) Certificate of Secretary of Company. Acquiror shall have received a certificate in form and substance satisfactory to Acquiror, validly executed by the Secretary of the Company, certifying (i) as to the terms and effectiveness of the Charter Documents, (ii) as to the valid adoption of resolutions of the Company Board whereby the First Merger and the transactions contemplated hereunder were unanimously approved by the Company Board, and (iii) that the Required Stockholder Approval has been

-70- US-DOCS\117747603 233678486 v12 obtained and (iv) as to the occurrence and outcome of the vote on “parachute payments” under Section 280G of the Code as contemplated by Section 7.2(d). (l) Certificate of Good Standing. Acquiror shall have received a certificate of good standing from the Secretary of State of the State of Delaware and the Secretary of State of the Commonwealth of Massachusetts which is dated within five (5) Business Days prior to Closing with respect to the Company. (m) FIRPTA Documentation. Acquiror shall have received the FIRPTA documentation from the Company, including the IRS Notice and the FIRPTA Notice. (n) Investor Questionnaires. Company Stockholders representing not less than 95% of the outstanding capital stock and voting power of the Company (calculated on an as converted to Company Common Stock basis) shall have executed and delivered to Acquiror an Investor Questionnaire demonstrating that such Company Stockholder is an “accredited investor” (within the meaning of Regulation D under the Securities Act), together with a properly completed and executed Selling Holder Questionnaire. (o) Related Party Transactions. Except as notified by Acquiror to the Company in writing at least three (3) Business Days prior to the Closing, all Contracts between the Company, on the one hand, and any Related Person, on the other hand, (other than ordinary course agreements relating to employee compensation and benefits that have been provided to Acquiror prior to the date of this Agreement) shall have been terminated. (p) Needed Auditor Consent. The Company shall have delivered to Acquiror the Needed Auditor Consent in form and substance satisfactory to Acquiror. 7.3 Conditions to the Obligations of the Company. The obligations of the Company to effect the First Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company: (a) Representations, Warranties and Covenants. Each of the representations and warranties of Acquiror, Sub I and Sub II in this Agreement that are qualified as to materiality or Material Adverse Effect shall have been true and correct as of the Agreement Date and shall be true and correct as of the Closing Date as if made by Acquiror, Sub I or Sub II on and as of the Closing Date (except to the extent such representations and warranties refer to a specific date, in which case such representations and warranties shall be true and correct as of such date); and all representations and warranties of Acquiror, Sub I or Sub II that are not so qualified shall have been true and correct in all material respects as of the Agreement Date and shall be true and correct in all material respects as of the Closing Date as if made by Acquiror, Sub I or Sub II on and as of the Closing Date (except to the extent such representations and warranties refer to a specific date, which shall be true and correct in all material respects as of such date). (b) Covenants. Each of the covenants and obligations that Acquiror and Sub I are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects. (c) Certificate of Acquiror. The Company shall have received a certificate executed by an authorized officer of Acquiror for and on behalf of Acquiror certifying as to the matters set forth in Section 7.3(a) and Section 7.3(b).

-71- US-DOCS\117747603 233678486 v12 (d) Lock-Up Waiver. The certain letter agreement by and among Acquiror and J.P. Morgan Securities LLC and BofA Securities, Inc. dated as of October 1, 2020 related to the waiver of the requirement set forth in Section 4(h) of the Underwriting Agreement (as defined therein) has not been amended or terminated and remains in full force and effect as of the Closing. ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER 8.1 Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Mergers abandoned by authorized action taken by the terminating party, whether before or after the Required Stockholder Approval: (a) by mutual written consent of Acquiror and the Company; (b) by either Acquiror or the Company, if the First Merger shall not have been consummated on or before December 4, 2020 or such other date that Acquiror and the Company may agree upon in writing (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose breach of this Agreement has been a principal cause of or resulted in the failure of the First Merger to be consummated by such time; (c) by Acquiror at any time before the Required Stockholder Approval is obtained; provided, however that Acquiror shall not be permitted to terminate this Agreement under this Section 8.1(c) within the first 6 hours after the execution and delivery of this Agreement by the parties hereto; (d) by either Acquiror or the Company, if any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Legal Requirement which has become final and non- appealable and which has the effect of restraining, enjoining or otherwise prohibiting the Mergers or any other transaction contemplated by this Agreement; (e) by Acquiror, if (i) any representation or warranty of the Company contained in this Agreement shall be inaccurate such that the condition set forth in Section 7.2(a) would not be satisfied, or (ii) the covenants or obligations of the Company contained in this Agreement shall have been breached in any material respect such that the condition set forth in Section 7.2(b) would not be satisfied; provided, however, that if an inaccuracy or breach is curable by the Company during the 30-day period after Acquiror notifies the Company in writing of the existence of such inaccuracy or breach (the “Company Cure Period”), then Acquiror may not terminate this Agreement under this Section 8.1(e) as a result of such inaccuracy or breach prior to the expiration of the Company Cure Period unless the Company is no longer continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach; or (f) by the Company, if (i) any representation or warranty of Acquiror contained in this Agreement shall be inaccurate such that the condition set forth in Section 7.3(a) would not be satisfied, or (ii) the covenants or obligations of Acquiror and Sub I contained in this Agreement shall have been breached in any material respect such that the condition set forth in Section 7.3(b) would not be satisfied; provided, however, that if an inaccuracy or breach is curable by Acquiror during the 30-day period after the Company notifies Acquiror in writing of the existence of such inaccuracy or breach (the “Acquiror Cure Period”), then the Company may not terminate this Agreement under this Section 8.1(f) as a result of such inaccuracy or breach prior to the expiration of the Acquiror Cure Period unless Acquiror is no longer continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach.

-72- US-DOCS\117747603 233678486 v12 8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no Liability or obligation on the part of Acquiror, Merger Subs, the Company or their respective Representatives; provided, however, that (a) the provisions of Section 6.6 (Confidentiality), this Section 8.2 (Effect of Termination), Section 9.8 (Securityholders’ Agent), Article X (General Provisions) and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement, and (b) the termination of this Agreement shall not relieve any party hereto from Liability in connection with any material or intentional breach by such party of any provision of this Agreement that occurred prior to such termination. ARTICLE IX INDEMNIFICATION 9.1 Survival. (a) The representations and warranties of the Company contained in this Agreement, the Company Disclosure Schedule (including any exhibit or schedule to the Company Disclosure Schedule), and the certificates contemplated hereby (and the indemnification obligations of the Indemnifying Persons relating thereto) shall survive the Closing and remain in full force and effect, regardless of any investigation or disclosure made by or on behalf of any of the parties to this Agreement, until the date that is twelve (12) months following the Closing Date (such date, the “General Survival Date”); provided, however that (i) the Fundamental Representations shall survive from the Closing Date until the expiration of the applicable statute of limitations (after giving effect to all extensions, waivers, tolling or mitigation thereof) (such date, the “Fundamental Survival Date”) and (ii) the IP Ownership Representations shall survive from the Closing Date for a period of thirty (30) months (such date, the “IP Survival Date” and each of the General Survival Date, Fundamental Survival Date and IP Survival Date, a “Survival Date”); provided, further, that if a Survival Date is not a Business Day, such Survival Date shall be the first Business Day thereafter. Notwithstanding anything to the contrary herein, if at any time prior to the expiration of a Survival Date, any Indemnified Person delivers a written notice alleging the existence of an inaccuracy in or breach of any representation or warranty and asserting a claim for recovery under Section 9.2 based on such alleged inaccuracy or breach, then the claim asserted in such notice shall survive until such time as such claim is fully and finally resolved. (b) The representations and warranties of Acquiror contained in this Agreement or in any certificate or other instrument delivered pursuant to this Agreement shall terminate at the Closing, except for the representations and warranties of Acquiror contained in Section 3.3 (subject to the proviso at the end of Section 10.4), which shall survive until the expiration of the applicable statute of limitations. 9.2 Indemnification. Subject to the limitations and exceptions set forth in this Article IX, the Indemnifying Persons (severally, but not jointly, in accordance with the Indemnifying Persons’ respective Pro Rata Shares for amounts in excess of the Holdback Fund) shall indemnify and hold harmless Acquiror and each of its Subsidiaries (including the First-Step Surviving Corporation and the Surviving Entity) and their respective officers, directors, agents and employees, and each Person, if any, who controls or may control Acquiror or any such Subsidiary within the meaning of the Securities Act (each of the foregoing being referred to individually as an “Indemnified Person” and collectively as “Indemnified Persons”) from and against any and all Indemnifiable Damages, directly or indirectly, whether or not due to a Third Party Claim, arising out of, resulting from or in connection with: (a) any failure of any representation or warranty made by the Company in this Agreement or the Company Disclosure Schedule to be true and correct as of the Agreement Date and as of the Closing Date as if made at the Closing Date (in each case, other than any representation or warranty that by its terms is made as of a specific earlier date, in which case as of such specific earlier date);

-73- US-DOCS\117747603 233678486 v12 (b) any failure of any certification, representation or warranty made by the Company in any certificate or other instrument delivered to Acquiror pursuant to any provision of this Agreement to be true and correct; (c) any breach of or default in connection with any of the covenants or agreements made by the Company (and to be performed at, in connection with or prior to the Closing) in this Agreement; (d) any inaccuracy in the Consideration Spreadsheet, including any failure to allocate the Total Consideration Value in accordance with the Charter Documents, applicable Legal Requirements, this Agreement or any Contract governing or relating to any Company Stocks or Company Options (including any claim or allegation made by or on behalf of any current or former holder or purported or alleged holder of any Company Stock or Company Options challenging, disputing or objecting to the amount of the Total Consideration Value received or to be received by such current or former holder or purported or alleged holder of any Company Stock or Company Options); (e) any failure of any Company Stockholder to execute a Stockholder Joinder and Release Agreement, or the failure of any holder of vested Company Options to execute an Optionholder Release Agreement; (f) any Unpaid Transaction Expenses or Closing Company Debt, to the extent not accounted for in the determination of the Total Consideration Value or the Adjustment Amount; (g) any Equityholder Matters; (h) any fraud by the Company in connection with transactions contemplated hereby; and (i) any Pre-Closing Taxes. For the purpose of this Article IX only, when determining whether a breach, inaccuracy or failure of any representations or warranties (other than Section 2.12(t)) to be true has occurred and the amount of Indemnifiable Damages suffered by an Indemnified Person as a result of any breach or inaccuracy of a representation or warranty of the Company or any failure by the Company or any Indemnifying Person to perform or comply with any covenant or agreement applicable to it that is qualified or limited in scope as to materiality or Material Adverse Effect, such representation, warranty, covenant or agreement shall be deemed to be made without such qualification or limitation. Acquiror’s right to recover Indemnifiable Damages under this Agreement shall in no way be affected by any investigation by or knowledge of Acquiror, whether prior to or after the Agreement Date. 9.3 Recourse for Indemnification Claims; Limitations. (a) If the First Merger is consummated: (i) the indemnification obligations of the Indemnifying Persons under this Article IX shall constitute the sole and exclusive rights, claims and remedies of all Indemnified Persons under this Agreement against the Indemnifying Persons, except in the case of fraud and equitable remedies; and (ii) recovery in an amount not to exceed the Holdback Amount (which recovery shall first be against the Holdback Fund (including recovery of Holdback Shares by the

-74- US-DOCS\117747603 233678486 v12 Indemnified Persons)) shall be the exclusive remedy for indemnification obligations under Section 9.2(a) or Section 9.2(b) of this Agreement, except in the case of (i) any failure of any of the Fundamental Representations to be true and correct as of the Agreement Date and as of the Closing Date as if made on the Closing Date, (ii) any failure of the IP Ownership Representations to be true and correct as of the Agreement Date and as of the Closing Date as if made on the Closing Date, (iii) fraud and (iv) any Third Party Claim arising out of, resulting from or in connection with any of the matters for which any Indemnified Person is entitled to be indemnified under clauses (i) – (iii) of this sentence (clauses (i) through (iv) of this sentence, collectively, the “Special Matters”). (b) With respect to the Special Matters, the Indemnifying Persons shall be liable for, and Acquiror and any other Indemnified Person shall be entitled to recover both from the Holdback Fund and directly from the Indemnifying Persons, any and all Indemnifiable Damages arising out of, resulting from or in connection with such Special Matters, provided, however, that, (i) with respect to any failure of the Fundamental Representations to be true and correct as of the Agreement Date and as of the Closing Date as if made on the Closing Date, the aggregate liability of the Indemnifying Persons for such failure shall be capped at the Total Consideration Value (as adjusted by the Adjustment Amount), (ii) with respect to any failure of the IP Ownership Representations to be true and correct as of the Agreement Date and as of the Closing Date as if made on the Closing Date, the aggregate liability of the Indemnifying Persons for such failure shall be capped at twenty-five percent (25%) of the Total Consideration Value (as adjusted by the Adjustment Amount) inclusive of the Holdback Fund, (iii) nothing in this Agreement shall limit an Indemnifying Person’s liability in the case of such Indemnifying Person’s own fraud; provided that no Indemnifying Person shall be liable for the fraud committed by any other Indemnifying Person, and (iv) except with respect to an Indemnifying Person’s own fraud, no Indemnifying Person will be liable under this Agreement in an amount in excess of such Indemnifying Person’s proceeds received. (c) The Indemnifying Persons shall not be required to make any indemnification payment pursuant to Section 9.2(a) or Section 9.2(b) for any failure of any representation or warranty made by the Company in this Agreement to be true and correct (i) with respect to each individual claim pursuant to which materiality or Material Adverse Effect is read out pursuant to the last paragraph of Section 9.2 unless and until the amount of Indemnifiable Damages with respect to such claim is $50,000 or greater (the “Threshold”) and (ii) unless and until the aggregate amount of the Indemnifiable Damages with respect to all such indemnification claims exceeds $3,000,000, at which point, subject to clause (i), Indemnified Persons may recover all such Indemnifiable Damages in excess of $1,500,000; provided that (A) the foregoing limitation in clause (ii) shall not apply with respect to any failure of any Fundamental Representation or IP Ownership Representation to be true and correct and (B) the foregoing limitations in clauses (i) and (ii) shall not apply in the event of fraud. 9.4 Other Limitations; Valuation of Holdback Shares. (a) The Indemnifying Persons shall not have any right of contribution, indemnification or right of advancement from the First-Step Surviving Corporation, Surviving Entity or Acquiror with respect to any Indemnifiable Damage claimed by an Indemnified Person. (b) For purposes of this Article IX, shares of Acquiror Stock held as Holdback Shares or received pursuant to the terms of this Agreement shall be valued at the Acquiror Stock Price. (c) For so long as any portion of the Holdback Fund has not been released in accordance with the terms of this Agreement, the Holdback Fund shall be exhausted before recovery may be obtained directly from any Indemnifying Person for indemnification under Section 9.2; provided, that, if any Shortfall Amount, Company Indemnification Expenses under Section 6.7(d) or any claims for indemnification under Section 9.2 (other than under Section 9.2(a) or Section 9.2(b)) are recovered from

-75- US-DOCS\117747603 233678486 v12 and thereby reduce the Holdback Fund, claims for indemnification under Section 9.2(a) or Section 9.2(b) that would otherwise be limited to recovery from Holdback Funds may instead be recovered to the extent of the amount of such reduction(s) (but still subject, when viewed in the aggregate with all claims for indemnification under Section 9.2(a) or Section 9.2(b) that are not Special Matters, to a cap equal to the Holdback Amount prior to any reduction thereof) from the respective Indemnifying Persons; provided, further, that claims for fraud may, at Acquiror’s discretion, be asserted directly against the Person who committed such fraud. (d) Nothing in this Article IX shall limit the liability of any party hereto for any material or intentional breach of any representation, warranty, covenant or agreement contained in this Agreement or any Company Related Agreement if the First Merger does not close. 9.5 Holdback; Period for Claims; Releases; Distribution. (a) The Holdback Fund shall be held by Acquiror in accordance with the terms of this Agreement and be available to compensate the Indemnified Persons for any claims by such parties for any Indemnifiable Damages suffered or incurred by them and for which they are entitled to recovery under this Article IX. Each claim for Indemnifiable Damages that is to be satisfied from the Holdback Fund pursuant to this Article IX shall be satisfied by forfeiture by the Company Stockholders of Holdback Shares and forfeiture by Company Optionholders of Holdback Cash in an amount equal to the Indemnifiable Damages. (b) Except as set forth below, the period during which claims for Indemnifiable Damages to be recovered from the Holdback Shares may be made under this Agreement shall commence at the Closing and terminate at 11:59 pm ET on the General Survival Date (the “Holdback Period”). (c) Promptly, and in any event within ten (10) Business Days, following the end of the Holdback Period, the undistributed Holdback Fund, less any amount of actual or estimated Indemnifiable Damages in respect of any resolved claims that have yet to be satisfied or any unresolved and pending claims specified in any Officer’s Certificate (“Unresolved Claims”) delivered to the Securityholders’ Agent in accordance with Section 9.6 on or prior to the end of the Holdback Period, shall be distributed to the Company Stockholders and Company Optionholders in accordance with clause (e) of this Section 9.5. (d) In the event that there exist Unresolved Claims as of the expiration of the Holdback Period, as soon as all such Unresolved Claims have been resolved, the Acquiror shall promptly, and in any event within twenty (20) Business Days following the resolution or satisfaction of such Unresolved Claims, deliver in accordance with clause (e) of this Section 9.5, the portion of the Holdback Fund, if any, that was retained for purposes of satisfying such claims that was not needed to satisfy such claims. (e) Delivery of the Holdback Shares or any portion thereof to the Company Stockholders pursuant to this Section 9.5 shall be made by the Acquiror based on each Indemnifying Person’s Proportionate Holdback Contribution. The amount of any shares of Acquiror Stock so delivered to any Company Stockholder shall be rounded down to the nearest whole number of shares of Acquiror Stock. Delivery of the Holdback Cash or any portion thereof to the Company Optionholders pursuant to this Section 9.5 shall be made by (i) Acquiror for all such persons who, as of the Closing Date, are current or former employees of the Company, through payroll and (ii) the Exchange Agent for all other such persons, in each case as promptly as reasonably practicable. (f) The Securityholders’ Agent hereby agrees to deliver any written notices or instructions requested by the Acquiror in order to effectuate any delivery or release of the Holdback Fund to Acquiror, on behalf of the Indemnified Persons, or to the Company Stockholders, as the case may be, that is to be made in accordance with the terms hereof.

-76- US-DOCS\117747603 233678486 v12 9.6 Claims. (a) In the event any Indemnified Person wishes to assert a claim for indemnification under this Article IX against the Holdback Fund or directly against individual Indemnifying Persons, Acquiror shall deliver to the Securityholders’ Agent, a certificate signed by any officer of Acquiror (an “Officer’s Certificate”): (i) stating that an Indemnified Person has incurred, paid, reserved or accrued, or reasonably anticipates that it may incur, pay, reserve or accrue, Indemnifiable Damages (or that with respect to any Tax matters, that any Tax Authority may raise such matter in audit of Acquiror or its subsidiaries, which could give rise to Indemnifiable Damages); (ii) stating the estimated amount of such Indemnifiable Damages to the extent reasonably estimable (which, in the case of Indemnifiable Damages not yet incurred, paid, reserved or accrued, may be the maximum amount reasonably anticipated by Acquiror to be incurred, paid, reserved or accrued); and (iii) specifying in reasonable detail (based upon the information then possessed by Acquiror) the nature of the claim (and the relevant provisions of this Agreement) to which such Indemnifiable Damages are related. The date of such delivery of an Officer’s Certificate is referred to herein as the “Claim Date” of such Officer’s Certificate (and the claims for indemnification contained therein). Acquiror may update any Officer’s Certificate from time to time to reflect any changes in the actual or estimated amount of Indemnifiable Damages set forth therein or other information contained therein, by delivery of such updated Officer’s Certificate to the Securityholders’ Agent. (b) The Securityholders’ Agent may object to a claim for indemnification set forth in an Officer’s Certificate, whether made against the Holdback Fund or directly against Indemnifying Persons, by delivering to Acquiror a written statement of objection to the claim made in the Officer’s Certificate (an “Objection Notice”), provided that, to be effective, such Objection Notice must (i) be delivered to Acquiror prior to 5:00 p.m. (California time) on the thirtieth (30th) day following the Claim Date of the Officer’s Certificate (such deadline, the “Objection Deadline” for such Officer’s Certificate and the claims for indemnification contained therein) and (ii) set forth in reasonable detail the nature of the objections to the claims in respect of which the objection is made. (c) If the Securityholders’ Agent does not object in writing (as provided in Section 9.6(b)) to the claims contained in an Officer’s Certificate prior to the Objection Deadline for such Officer’s Certificate, such failure to so object shall be an irrevocable acknowledgment by the Securityholders’ Agent on behalf of the Indemnifying Persons that the applicable Indemnified Persons are entitled to the full amount of Indemnifiable Damages with respect to the claims set forth in such Officer’s Certificate (and such entitlement shall be conclusively and irrefutably established) (any such claim, an “Unobjected Claim”), and the Indemnifying Persons shall be deemed to have released to Acquiror, on behalf of the applicable Indemnified Persons, the amount of the Indemnifiable Damages set forth in such Officer’s Certificate in accordance with the terms of this Agreement. In the event the amount to be paid to Acquiror on behalf of the Indemnified Persons in respect of any such Unobjected Claim exceeds the value of the undistributed Holdback Fund, or if such Unobjected Claim relates to a claim for recovery directly from the Indemnifying Persons, Acquiror (or at the request of Acquiror, the Securityholders’ Agent) shall use commercially reasonable efforts to, within five (5) Business Days after the Objection Deadline or as promptly as reasonably practicable thereafter, notify the Indemnifying Persons of their indemnification obligations with respect to such Unobjected Claim, and each such Indemnifying Person shall promptly, and

-77- US-DOCS\117747603 233678486 v12 in no event later than ten (10) Business Days after delivery of any such notice by Acquiror (or the Securityholders’ Agent, if applicable) to such Indemnifying Person, wire transfer to Acquiror, on behalf of the applicable Indemnified Persons, an amount of cash equal to the amount so owed by such Indemnifying Person. 9.7 Resolution of Objections to Claims. (a) If the Securityholders’ Agent objects in writing to any claim or claims by Acquiror made in an Officer’s Certificate by delivering an effective Objection Notice prior to the Objection Deadline, Acquiror and the Securityholders’ Agent shall attempt in good faith for thirty (30) days after Acquiror’s receipt of such written objection to resolve such objection. If Acquiror and the Securityholders’ Agent shall so agree, a memorandum setting forth such agreement (the “Settlement Memorandum”) shall be prepared and signed by both parties, which Settlement Memorandum shall be final and conclusive and binding on the Indemnifying Persons. In the event the amount to be paid to Acquiror on behalf of the Indemnified Persons under the terms of any such Settlement Memorandum exceeds the value of the undistributed Holdback Fund, or if such Settlement Memorandum relates to a claim for recovery directly from the Indemnifying Persons, Acquiror (or at the request of Acquiror, the Securityholders’ Agent) shall use commercially reasonable efforts to, within five (5) Business Days after the date of the Settlement Memorandum or as promptly as reasonably practicable thereafter, notify the Indemnifying Persons of their indemnification obligations with respect to such Unobjected Claim, and each such Indemnifying Person shall promptly, and in no event later than ten (10) Business Days after delivery of any such notice by Acquiror (or the Securityholders’ Agent, if applicable) to such Indemnifying Person, wire transfer to Acquiror, on behalf of the applicable Indemnified Persons, an amount of cash equal to the amount so owed by such Indemnifying Person. (b) Dispute Resolution. If no agreement can be reached pursuant to Section 9.7(a) during the 30-day period for good faith negotiation, but in any event upon the expiration of such 30-day period, either Acquiror or the Securityholders’ Agent may bring suit to resolve the dispute (each such dispute, a “Dispute”) in accordance with Sections 10.10 and 10.12. The decision of the trial court as to the validity and amount of any claim in such Dispute shall be nonappealable, binding and conclusive upon the applicable Indemnified Persons, Acquiror and the Securityholders’ Agent. In the event the amount to be paid to Acquiror on behalf of the Indemnified Persons under the terms of any such decision exceeds the value of the undistributed Holdback Fund, or if such Dispute relates to a claim for recovery directly from the Indemnifying Persons, Acquiror (or at the request of Acquiror, the Securityholders’ Agent) shall use commercially reasonable efforts to, within five (5) Business Days after the date of the decision of the trial court or as promptly as reasonably practicable thereafter, notify the Indemnifying Persons of their indemnification obligations with respect to such Dispute, and each such Indemnifying Person shall promptly, and in no event later than ten (10) Business Days after delivery of any such notice by Acquiror (or the Securityholders’ Agent, if applicable) to such Indemnifying Person, wire transfer to Acquiror, on behalf of the applicable Indemnified Persons, an amount of cash equal to the amount so owed by such Indemnifying Person. 9.8 Securityholders’ Agent. (a) By voting in favor of the adoption of this Agreement, the approval of the principal terms of the Merger and the consummation of the Merger, and execution of a Stockholder Joinder and Release Agreement and/or Optionholder Release Agreement, or participating in the Merger and receiving the benefits thereof, including the right to receive the consideration payable in connection with the Merger, each Indemnifying Person shall be deemed to have approved the designation of, and hereby designates, Shareholder Representative Services LLC as the Securityholders’ Agent, to act as the representative, exclusive agent and attorney-in-fact of the Indemnifying Persons for all purposes in connection with this

-78- US-DOCS\117747603 233678486 v12 Agreement and the agreements ancillary hereto including without limitation to: (i) give and receive notices and communications to or from Acquiror (on behalf of itself or any other Indemnified Person) relating to this Agreement or any of the transactions and other matters contemplated hereby or thereby (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by an Indemnifying Person individually); (ii) authorize the Acquiror to effect the release of all or any portion of the Holdback Fund (on behalf of itself or any other Indemnified Person, including by not objecting to such claims); (iii) object to any claims for indemnification under this Article IX, whether against the Holdback Fund or directly against Indemnifying Persons, pursuant to Section 9.6(b); (iv) consent or agree to, negotiate, enter into settlements and compromises of, demand arbitration of and represent the interests of the Indemnifying Persons in the arbitration of any Dispute relating to, and comply with orders of courts or arbitrators with respect to, any claims for indemnification under this Article IX, whether against the Holdback Fund or directly against Indemnifying Persons; (v) subject to the terms and conditions hereof, consent or agree to any amendment to, or waiver of any provision of, this Agreement on behalf of the Indemnifying Persons; and (vi) take all actions necessary or appropriate in the judgment of the Securityholders’ Agent for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Person under any circumstance. The Securityholders’ Agent may resign at any time (subject to the terms and conditions set forth in the engagement letter by and among the Securityholders Agent, certain of the Indemnifying Persons and, subject to the prior written consent of Acquiror, the Company (the “SRS Letter”)). The Person serving as the Securityholders’ Agent may be replaced from time to time by a vote of the Company Stockholders holding a majority in interest of the Holdback Fund as of the Closing Date (valuing the shares of Acquiror Stock at the Acquiror Stock Price). No bond shall be required of the Securityholders’ Agent, and the Securityholders’ Agent shall receive no compensation for his services except pursuant to the SRS Letter. (b) The Securityholders’ Agent shall not be liable to any Indemnifying Person for any act done or omitted in connection with the Securityholders’ Agent’s services pursuant to this Agreement and any agreements ancillary hereto while acting in good faith (and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith), except in the event of liability directly resulting from the Securityholders’ Agent’s gross negligence, willful misconduct or bad faith. The Securityholders’ Agent shall not be liable for any action or omission pursuant to the advice of counsel. The Indemnifying Persons shall severally and not jointly and in accordance with their respective Pro Rata Share indemnify the Securityholders’ Agent and hold the Securityholders’ Agent harmless from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the reasonable and documented fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) arising out of or in connection with the Securityholders’ Agent’s acceptance or administration of this Agreement and any agreements ancillary hereto (collectively, “Agent Losses”), in each case as such Agent Loss is suffered or incurred; provided, that in the event that any such Agent Loss is finally adjudicated to have been directly caused by the gross negligence, willful misconduct or bad faith of the Securityholders’ Agent, the Securityholders’ Agent will reimburse the Indemnifying Persons the amount of such indemnified Agent Loss to the extent attributable to such gross negligence or willful misconduct. (c) If not paid directly to the Securityholders’ Agent by the Indemnifying Persons, the Agent Losses shall be satisfied (i) from the Expense Fund Amount and (ii) the Holdback Fund at such time as the remaining amounts would otherwise be distributable to the Indemnifying Persons and (iii) to the extent the amount of the Agent Losses exceeds amounts available to the Securityholders’ Agent under (i), from each Indemnifying Person, severally and not jointly and in proportion to its Pro Rata Share; provided, that while this section allows the Securityholders’ Agent to be paid from the Expense Fund Amount and the Holdback Fund, this does not relieve the Indemnifying Persons from their obligation to promptly pay such Agent Losses as they are suffered or incurred, nor does it prevent the Securityholders’ Agent from seeking any remedies available to it at law or otherwise. For the avoidance of doubt, in no event shall the

-79- US-DOCS\117747603 233678486 v12 Securityholders’ Agent be required to wait for future releases of funds prior to recovering Agent Losses directly from the Indemnifying Persons. In no event will the Securityholders’ Agent be required to advance its own funds on behalf of the Indemnifying Persons or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Indemnifying Persons set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Securityholders’ Agent under this section. The Indemnifying Persons acknowledge and agree that the foregoing indemnities will survive the resignation or removal of the Securityholders’ Agent or the termination of this Agreement. As soon as practicable after the date on which the final obligations of the Securityholders’ Agent under this Agreement have been discharged, the Securityholders’ Agent shall remit any amounts remaining in the Expense Fund Amount to the Exchange Agent (or directly to Acquiror if so instructed) for further distribution to the Indemnifying Persons based on their respective Pro Rata Share. Upon deposit of the Expense Fund Amount with the Securityholders’ Agent in accordance with Article I, for Tax purposes, Acquiror shall be deemed to have paid each Company Stockholder its, his or her share of the Expense Fund Amount and then each Company Stockholder shall be deemed to have voluntarily contributed such amount to the Expense Fund Amount held by the Securityholders’ Agent. The Indemnifying Persons will not receive any interest or earnings on the Expense Fund Amount and irrevocably transfer and assign to the Securityholders’ Agent any ownership right that they may otherwise have had in any such interest or earnings. The Securityholders’ Agent will not be liable for any loss of principal of the Expense Fund Amount other than as a result of its gross negligence or willful misconduct. The Securityholders’ Agent will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. (d) Any notice or communication given or received by, and any decision, action, failure to act (whether or not within a designated period of time), agreement, consent, settlement, resolution or instruction of, the Securityholders’ Agent that is within the scope of the Securityholders’ Agent’s authority under Section 9.8(a) shall constitute a notice or communication to or by, or a decision, action, failure to act (whether or not within a designated period of time), agreement, consent, settlement, resolution or instruction of all the Indemnifying Persons and shall be final, binding and conclusive upon each such Indemnifying Person; and each Indemnified Person shall be entitled to rely upon any such notice, communication, decision, action, failure to act (whether or not within a designated period of time), agreement, consent, settlement, resolution or instruction as being a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of each and every such Indemnifying Person. 9.9 Third-Party Claims. In the event that Acquiror becomes aware of a third-party Action which constitutes a matter for which either (a) an Indemnified Person is entitled to indemnification under Section 9.2 or (b) if determined adversely to Acquiror or any other Indemnified Person, would provide a basis for a claim for indemnification under any of clauses (a) through (i) of Section 9.2 (each such claim, a “Third Party Claim”), Acquiror shall have the right in its sole discretion to conduct the defense of and to settle or resolve any such claim. The Securityholders’ Agent shall have the right to receive copies of all pleadings, notices and communications with respect to any Third Party Claim to the extent that receipt of such documents does not affect any privilege relating to any Indemnified Person and shall be entitled, at the Indemnifying Persons’ expense, to participate in, but not to determine or conduct, any defense of the Third Party Claim or settlement negotiations with respect to the Third Party Claim. However, except with the consent of the Securityholders’ Agent (which may be withheld in the Securityholders’ Agent’s sole discretion), and which shall be deemed to have been given unless the Securityholders’ Agent shall have objected within thirty (30) days after a written request for such consent by Acquiror, the amount paid in the settlement or resolution of any such claim to the third-party claimant shall not be determinative of the existence of or amount of Indemnifiable Damages relating to such matter. In the event that the

-80- US-DOCS\117747603 233678486 v12 Securityholders’ Agent has consented (or deemed to have consented) to any such settlement or resolution, neither the Securityholders’ Agent nor the Indemnifying Persons shall have any power or authority to object under Section 9.6(b) or any other provision of this Article IX to the amount of any claim for Indemnifiable Damages (including costs of investigation and defense and reasonable fees and expenses of lawyers, experts and other professionals) by or on behalf of any Indemnified Person against the Holdback Shares or directly against such Indemnifying Persons for indemnity with respect to such settlement or resolution. 9.10 Tax Treatment. Any payment under Article IX of this Agreement shall be treated by the parties for U.S. federal, state, local and non-U.S. income Tax purposes as a purchase price adjustment unless otherwise required by applicable Legal Requirements. 9.11 Treatment of Insurance. With respect to each claim for indemnification hereunder, the Acquiror shall use commercially reasonable efforts to assert claims under applicable insurance policies (it being understood that such efforts shall not be a condition precedent to recovery for indemnification hereunder), and any Indemnifiable Damages that may be recovered by an Indemnified Person with respect to such claim shall be net of any insurance proceeds actually received by such Indemnified Person with respect to the Indemnifiable Damages to which such claim relates (net of any deductible or retention amount or any other third-party costs or expenses incurred by the Indemnified Person in obtaining such recovery, including any increased insurance premiums). To the extent that insurance proceeds are actually received by an Indemnified Person after an indemnification claim has been settled, the Indemnified Person shall restore the Indemnifying Persons to the same economic position as would have existed had such insurance proceeds been actually received prior to the settlement of such claim. 9.12 No Duplication of Recovery. Notwithstanding anything contained herein to the contrary, (a) if and solely to the extent that an amount of any Indemnifiable Damages resulting from any breach of any representation or warranty of the Company under Article II was already taken into account in connection with the calculation of Unpaid Transaction Expenses or Closing Company Debt and therefore the determination of the Total Consideration Value or the Adjustment Amount (as finally determined hereunder), the same amount of such Indemnifiable Damages may not be recovered under this Article IX and (b) no Indemnified Person may recover duplicative Indemnifiable Damages in respect of a single set of facts or circumstances under more than one representation or warranty in this Agreement solely due to such facts or circumstances giving rise to a breach of more than one representation or warranty in this Agreement (it being understood and agreed, however, that Indemnified Persons shall have the right to assert claims for indemnification under or in respect of more than one provision of this Agreement in respect of any single fact or circumstance). 9.13 Duty to Mitigate. Nothing in this Agreement shall be deemed to relieve or abrogate any Indemnified Person of its duty to mitigate its damages under common law, pursuant to the laws of the state of Delaware. ARTICLE X GENERAL PROVISIONS 10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered electronically via email, personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) to the parties hereto at the following address (or at such other address for a party as shall be specified by like notice); provided that notices sent by mail will not be deemed given until received: (a) if to Acquiror or Merger Subs, to:

-81- US-DOCS\117747603 233678486 v12 10x Genomics, Inc. 6230 Stoneridge Mall Road Pleasanton, CA 94588 Attn: General Counsel Email: gc@10xgenomics.com with a copy (which shall not constitute notice) to: Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Attn: Mark M. Bekheit Email: mark.bekheit@lw.com (b) if to the Company, to: ReadCoor, Inc. 840 Memorial Drive Cambridge, MA 02139 Attn: Chief Executive Officer Email: rich@readcoor.com with a copy (which shall not constitute notice) to: Cooley LLP 500 Boylston Street, 14th Floor Boston, MA 02116 Attn: Mark Tanoury Miguel J. Vega Email: mtanoury@cooley.com mvega@cooley.com (c) If to the Securityholders’ Agent, to: Shareholder Representative Services LLC 950 17th Street, Suite 1400 Denver, CO 80202 Attention: Managing Director Telephone No.: (303) 648-4085 Email: deals@srsacquiom.com 10.2 Interpretation. When a reference is made in this Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article or Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Unless the context of this Agreement otherwise requires (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number respectively, (iii) the terms “hereof,” “herein,” “hereunder,” and derivative or similar words refer to this entire Agreement and (iv) references to any statute shall refer to the statute, as amended, and include the rules and regulations promulgated thereunder. The use of “or” is not intended to be

-82- US-DOCS\117747603 233678486 v12 exclusive unless expressly indicated otherwise. All references in this Agreement to the Subsidiaries of a legal entity shall be deemed to include all direct and indirect Subsidiaries of such entity. Whenever any payment to be made or action to be taken hereunder is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken on the next following Business Day. 10.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which shall be considered one and the same instrument. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manners and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent that such defense relates to lack of authenticity. 10.4 Entire Agreement; Nonassignability; Parties in Interest. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including all the exhibits attached hereto, the Schedules, including the Company Disclosure Schedule, (a) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement, in accordance with its terms, and (b) are not intended to confer, and shall not be construed as conferring, upon any Person other than the parties hereto any rights or remedies hereunder (except that Section 6.7 is intended to benefit the Company Indemnified Parties and Article IX is intended to benefit Indemnified Persons); provided, however, that Section 3.3 is only intended to be for the benefit of, and, following the Closing, only enforceable by, Accredited Investors who comply with the requirements of this Agreement in order to receive Acquiror Stock hereunder and solely in respect of Acquiror Stock received in connection with this Agreement with respect to which Section 3.3 is breached and not remedied. 10.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Notwithstanding the foregoing, (i) Acquiror may assign this Agreement and any of its rights, interests or obligations hereunder, in connection with a merger, acquisition, sale or all or substantially all of its assets or other change in control transaction, (ii) Acquiror may assign its rights and delegate its obligations hereunder to its Affiliates as long as Acquiror remains ultimately liable for all of Acquiror’s obligations hereunder, and (iii) Acquiror, the First-Step Surviving Corporation and Surviving Entity may assign their obligations under Section 6.7 in accordance with Section 6.7(d). 10.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and shall be interpreted so as reasonably to affect the intent of the parties hereto. The parties hereto shall use all reasonable efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

-83- US-DOCS\117747603 233678486 v12 10.7 Amendment. Subject to the provisions of applicable Legal Requirements, the parties hereto may amend this Agreement by authorized action at any time prior to the Closing pursuant to an instrument in writing signed on behalf of the Acquiror and the Company, and, with respect to Section 9.8 only, the Securityholders’ Agent. To the extent permitted by applicable Legal Requirements, Acquiror and the Securityholders’ Agent may cause this Agreement to be amended at any time after the Closing by execution of an instrument in writing signed on behalf of Acquiror and the Securityholders’ Agent. 10.8 Extension; Waiver. At any time at or prior to the Closing, any party hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. At any time after the Closing, the Securityholders’ Agent and Acquiror may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such Person contained herein. Without limiting the generality or effect of the preceding sentence, no delay in exercising any right under this Agreement shall constitute a waiver of such right, and no waiver of any breach or default shall be deemed a waiver of any other breach or default of the same or any other provision in this Agreement. Any extensions or waivers by any party or by the Securityholders’ Agent and Acquiror under this Section 10.8 shall be in writing. 10.9 Remedies Cumulative; Specific Performance. (a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief. (b) The parties hereto agree that, in the event of any breach or threatened breach by the other party or parties hereto or any Company Equityholder or the Securityholder’s Agent of any covenant, obligation or other agreement set forth in this Agreement, (i) each party shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it), to a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) no party hereto shall be required to provide or post any bond or other security or collateral in connection with any such decree, order or injunction or in connection with any related Action. 10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (or, in the case of a federal claim as to which federal courts have exclusive jurisdiction, the Federal Court of the United States of America) in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process. Each party agrees not to commence any legal proceedings related hereto except in such courts.

-84- US-DOCS\117747603 233678486 v12 10.11 Rules of Construction. The parties hereto have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, hereby waive, with respect to this Agreement, each Schedule and each Exhibit attached hereto, the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document. 10.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF. 10.13 Continued Representation; Attorney-Client Privilege. Each of the parties hereto acknowledges and agrees that Cooley LLP (“Cooley”) has acted as counsel to the Company in connection with the negotiation of this Agreement and consummation of the Mergers. Each of the parties hereto agrees that, from and after the Effective Time, Acquiror will not, and will cause each of its Affiliates (including the First-Step Surviving Corporation and the Surviving Entity) not to, (i) seek to disqualify Cooley from acting and continuing to act as counsel to any of the Company Equityholders or the Securityholders’ Agent on the grounds of a conflict of interest arising from Cooley’s prior representation of the Company either in the event of a dispute hereunder or in the course of the defense or prosecution of any claim relating to the Mergers or (ii) use any legal advice provided by Cooley to the Company, the Securityholders’ Agent and/or any Company Equityholder (to the extent such communications belong to the Company) prior to the Closing relating to the transactions contemplated by this Agreement which is subject to attorney-client privilege (“Privileged Company Legal Advice”) in connection with any indemnification claim hereunder. For the avoidance of doubt, nothing in this Agreement shall be deemed to be a waiver of any applicable privileges or protections that can or may be asserted to prevent disclosure of any client communications to any third party. [SIGNATURE PAGE NEXT]

A-1 US-DOCS\117747603 233678486 v12 ANNEX A INDEX OF DEFINED TERMS Defined Term Section 280G Approval....................................................................................................................................... 6.1(c) 280G Waiver .......................................................................................................................................... 6.1(c) Accredited Investor ............................................................................................................................... 1.1(a) Acquiror ........................................................................................................................................... Preamble Acquiror Closing Date Calculations ................................................................................................ 1.9(b)(i) Acquiror Closing Statement .............................................................................................................. 1.9(b)(i) Acquiror Cure Period ............................................................................................................................ 8.1(f) Acquiror Related Agreements ................................................................................................................... 3.2 Acquiror SEC Reports .......................................................................................................................... 1.1(a) Acquiror Stock....................................................................................................................................... 1.1(a) Acquiror Stock Price ............................................................................................................................. 1.1(a) Action ......................................................................................................................................................... 2.6 Adjustment Amount .............................................................................................................................. 1.1(a) Adjustment Dispute Notice ............................................................................................................ 1.9(b)(iii) Affiliate .................................................................................................................................................. 1.1(a) Agent Losses ......................................................................................................................................... 9.8(b) Aggregate Cash Consideration ............................................................................................................. 1.1(a) Aggregate Exercise Amount ................................................................................................................. 1.1(a) Aggregate Option Payments ................................................................................................................. 1.1(a) Aggregate Other Cash Payments .......................................................................................................... 1.1(a) Aggregate Share Consideration ............................................................................................................ 1.1(a) Aggregate Unaccredited Stockholder Payments .................................................................................. 1.1(a) Agreed Modifications ....................................................................................................................... 1.9(b)(v) Agreement ....................................................................................................................................... Preamble Agreement Date ............................................................................................................................... Preamble Alternative Proposal .............................................................................................................................. 1.1(a) Anti-Corruption Requirements ............................................................................................................... 2.20 Author .................................................................................................................................................... 2.8(i) Available Cash Consideration .............................................................................................................. 1.1(a) Balance Sheet Date ............................................................................................................................. 2.11(a) Blackout Notice ......................................................................................................................................... 4.4 Books and Records ............................................................................................................................. 2.11(b) Business Day ......................................................................................................................................... 1.1(a) CARES Act ............................................................................................................................................ 1.1(a) Certificate of Incorporation ................................................................................................................. 2.1(b) Certificate of Merger ................................................................................................................................. 1.2 Change in Control Payments ................................................................................................................ 1.1(a) Change in the Company Recommendation .......................................................................................... 6.1(a) Charter Documents .............................................................................................................................. 2.1(b) Claim Date ....................................................................................................................................... 9.6(a)(iii) Closing ....................................................................................................................................................... 1.3 Closing Balance Sheet ...................................................................................................................... 1.9(b)(i) Closing Cash ......................................................................................................................................... 1.1(a) Closing Company Debt ......................................................................................................................... 1.1(a)

A-2 US-DOCS\117747603 233678486 v12 Closing Date .............................................................................................................................................. 1.3 Closing Date Payees ...................................................................................................................... 1.10(c)(iii) Closing Option Payments .................................................................................................................. 1.8(b)(i) Closing Working Capital ...................................................................................................................... 1.1(a) COBRA .................................................................................................................................................. 1.1(a) Code ....................................................................................................................................................... 1.1(a) Company .......................................................................................................................................... Preamble Company 401(k) Plan ............................................................................................................................. 6.10 Company Authorizations .......................................................................................................................... 2.9 Company Board............................................................................................................................... Recital B Company Board Recommendation ................................................................................................. Recital B Company Common Stock ...................................................................................................................... 1.1(a) Company Cure Period ........................................................................................................................... 8.1(e) Company D&O Tail Policy ................................................................................................................... 6.7(c) Company Debt ....................................................................................................................................... 1.1(a) Company Disclosure Schedule ....................................................................................................... Article II Company Employee Plans .................................................................................................................. 2.18(a) Company Equityholders ........................................................................................................................ 1.1(a) Company Financial Statements .......................................................................................................... 2.11(a) Company Indemnification Expenses ................................................................................................... 6.7(d) Company Indemnification Obligations ................................................................................................ 6.7(a) Company Indemnified Parties .............................................................................................................. 6.7(a) Company Intellectual Property ............................................................................................................. 1.1(a) Company Intellectual Property Agreements ........................................................................................ 1.1(a) Company Licensed Intellectual Property ............................................................................................. 1.1(a) Company Material Agreement or Company Material Agreements ................................................... 2.16(a) Company Option ................................................................................................................................... 1.1(a) Company Optionholder ......................................................................................................................... 1.1(a) Company Owned Intellectual Property ................................................................................................ 1.1(a) Company Preferred Stock ..................................................................................................................... 1.1(a) Company Products ................................................................................................................................ 1.1(a) Company Registered IP ....................................................................................................................... 2.8(d) Company Related Agreements .................................................................................................................. 2.3 Company Series A Preferred Stock ...................................................................................................... 1.1(a) Company Series B Preferred Stock ...................................................................................................... 1.1(a) Company Source Code .......................................................................................................................... 1.1(a) Company Stock ...................................................................................................................................... 1.1(a) Company Stock Plan ............................................................................................................................. 1.1(a) Company Stockholders ......................................................................................................................... 1.1(a) Company Voting Debt .......................................................................................................................... 2.2(g) Company Warrantholders ..................................................................................................................... 1.1(a) Company Warrants ............................................................................................................................... 1.1(a) Confidentiality Agreement .................................................................................................................... 1.1(a) Conflict ...................................................................................................................................................... 2.4 Consideration Recipient ........................................................................................................................ 1.1(a) Consideration Spreadsheet ....................................................................................................................... 6.3 Consultant Proprietary Information Agreements ................................................................................ 2.8(i) Contract ................................................................................................................................................. 1.1(a) Cooley .................................................................................................................................................... 10.13 COVID-19 ............................................................................................................................................. 1.1(a)

A-3 US-DOCS\117747603 233678486 v12 COVID-19 Measures ............................................................................................................................. 1.1(a) Current Balance Sheet ........................................................................................................................ 2.11(a) Customer Data....................................................................................................................................... 1.1(a) Deferred Purchase Price ....................................................................................................................... 1.1(a) Designated Accounting Firm ........................................................................................................... 1.9(b)(v) DGCL ..................................................................................................................................................... 1.1(a) Dispute .................................................................................................................................................. 9.7(b) Dissenting Share Payments ................................................................................................................. 1.8(h) Dissenting Shares .................................................................................................................................. 1.1(a) DLLCA .................................................................................................................................................. 1.1(a) Effective Time ....................................................................................................................................... 1.4(a) Electronic Company Stock Certificates .......................................................................................... 1.10(c)(i) Electronic Delivery .................................................................................................................................. 10.3 Employee ............................................................................................................................................. 2.18(j) Employee Proprietary Information Agreement ................................................................................... 2.8(i) Encumbrances ....................................................................................................................................... 1.1(a) Environmental Law ............................................................................................................................... 1.1(a) Equityholder Matters ............................................................................................................................ 1.1(a) ERISA .................................................................................................................................................... 1.1(a) ERISA Affiliate ..................................................................................................................................... 1.1(a) Estimated Closing Cash ........................................................................................................................ 1.9(a) Estimated Closing Company Debt ........................................................................................................ 1.9(a) Estimated Closing Statement ................................................................................................................ 1.9(a) Estimated Closing Working Capital ..................................................................................................... 1.9(a) Estimated Unpaid Transaction Expenses ............................................................................................ 1.9(a) Exchange Act ........................................................................................................................................ 1.1(a) Exchange Agent .................................................................................................................................. 1.10(a) Exchange Documents ..................................................................................................................... 1.10(c)(i) Excluded Shares .................................................................................................................................... 1.8(e) Expense Fund Amount ......................................................................................................................... 1.1(a) Expert Calculations .......................................................................................................................... 1.9(b)(v) Export Approvals ..................................................................................................................................... 2.21 FIRPTA Notice .................................................................................................................................... 6.5(d) First Merger .................................................................................................................................... Recital A First-Step Surviving Corporation ............................................................................................................. 1.2 Fully-Diluted Company Stock .............................................................................................................. 1.1(a) Fully-Diluted Percentage ...................................................................................................................... 1.1(a) Fundamental Representations .............................................................................................................. 1.1(a) Fundamental Survival Date .................................................................................................................. 9.1(a) GAAP ..................................................................................................................................................... 1.1(a) GDPR .................................................................................................................................................... 2.8(v) General Survival Date ........................................................................................................................... 9.1(a) Governmental Entity ............................................................................................................................. 1.1(a) Hazardous Material .............................................................................................................................. 1.1(a) Hazardous Materials Activities ............................................................................................................... 2.19 HIPAA ................................................................................................................................................... 1.1(a) Holdback Amount ................................................................................................................................. 1.1(a) Holdback Cash ...................................................................................................................................... 1.1(a) Holdback Fund ..................................................................................................................................... 1.1(a) Holdback Period ................................................................................................................................... 9.5(b)

A-4 US-DOCS\117747603 233678486 v12 Holdback Shares ................................................................................................................................... 1.1(a) Holder of Registrable Securities ............................................................................................................... 4.3 Inbound License Agreement ............................................................................................................... 2.8(m) Indemnifiable Damages ........................................................................................................................ 1.1(a) Indemnified Person or Indemnified Persons ........................................................................................... 9.2 Indemnifying Persons ........................................................................................................................... 1.1(a) Information Statement ......................................................................................................................... 6.1(b) Intellectual Property Rights .................................................................................................................. 1.1(a) Intended Tax Treatment ..................................................................................................................... 1.11(a) Interested Party ................................................................................................................................... 2.22(a) Interim Period ....................................................................................................................................... 5.1(a) International Employee Plan ................................................................................................................ 1.1(a) Investor Questionnaire ................................................................................................................... Recital H IP Ownership Representations ............................................................................................................. 1.1(a) IP Survival Date .................................................................................................................................... 9.1(a) IRS Notice ............................................................................................................................................ 6.5(d) IT Systems ............................................................................................................................................. 1.1(a) Key Employees....................................................................................................................................... 1.1(a) Know-How ............................................................................................................................................. 1.1(a) knowledge .............................................................................................................................................. 1.1(a) Lease Agreements .............................................................................................................................. 2.10(b) Leased Real Property .......................................................................................................................... 2.10(a) Legal Requirements .............................................................................................................................. 1.1(a) Letter of Transmittal ....................................................................................................................... 1.10(c)(i) Liability or Liabilities ............................................................................................................................ 1.1(a) made available ....................................................................................................................................... 1.1(a) Malware ................................................................................................................................................. 1.1(a) Material Adverse Effect ........................................................................................................................ 1.1(a) Material Customers ............................................................................................................................. 2.24(a) Material Suppliers .............................................................................................................................. 2.24(b) Merger ............................................................................................................................................. Recital A Merger Sub ...................................................................................................................................... Preamble Nasdaq ................................................................................................................................................... 1.1(a) Needed Auditor Consent ....................................................................................................................... 1.1(a) Non-Competition Agreement .......................................................................................................... Recital G Objection Deadline ............................................................................................................................... 9.6(b) Objection Notice ................................................................................................................................... 9.6(b) Officer’s Certificate ............................................................................................................................... 9.6(a) Open Source Materials ......................................................................................................................... 1.1(a) Option Payment or Option Payments ............................................................................................... 1.8(b)(i) Optionholder Release Agreement ................................................................................................... Recital H Other Interested Party ........................................................................................................................... 5.2(c) Outbound License Agreement ............................................................................................................ 2.8(m) Patents ................................................................................................................................................... 1.1(a) Per Share Aggregate Consideration ..................................................................................................... 1.1(a) Per Share Cash Consideration ............................................................................................................. 1.1(a) Per Share Closing Cash Consideration ................................................................................................ 1.1(a) Per Share Closing Stock Consideration ............................................................................................... 1.1(a) Per Share Expense Fund Amount ........................................................................................................ 1.1(a) Per Share Holdback Cash ..................................................................................................................... 1.1(a)

A-5 US-DOCS\117747603 233678486 v12 Per Share Holdback Stock .................................................................................................................... 1.1(a) Per Share Stock Consideration ............................................................................................................. 1.1(a) Permitted Encumbrances ...................................................................................................................... 1.1(a) Person .................................................................................................................................................... 1.1(a) Personal Data ........................................................................................................................................ 1.1(a) Personal Intellectual Property .............................................................................................................. 1.1(a) PPP Debt ............................................................................................................................................... 1.1(a) Pre-Closing Tax Period ........................................................................................................................ 1.1(a) Pre-Closing Taxes ................................................................................................................................. 1.1(a) Privacy Notice ...................................................................................................................................... 2.8(v) Privileged Company Legal Advice ........................................................................................................ 10.13 Pro Rata Share ...................................................................................................................................... 1.1(a) Property Taxes....................................................................................................................................... 1.1(a) Proportionate Holdback Contribution ................................................................................................. 1.1(a) Prospectus ................................................................................................................................................. 4.2 Registered IP ......................................................................................................................................... 1.1(a) Registrable Securities ............................................................................................................................ 1.1(a) Registration Statement .............................................................................................................................. 4.2 Related Person....................................................................................................................................... 1.1(a) Representatives ...................................................................................................................................... 1.1(a) Required Stockholder Approval ............................................................................................................ 1.1(a) Review Period ................................................................................................................................. 1.9(b)(iii) Second Certificate of Merger ............................................................................................................... 1.4(b) Second Effective Time ......................................................................................................................... 1.4(b) Second Merger ................................................................................................................................ Recital A Securities Act ......................................................................................................................................... 1.1(a) Securityholders’ Agent .................................................................................................................... Preamble Selling Holder Questionnaire ......................................................................................................... Recital H Settlement Memorandum ...................................................................................................................... 9.7(a) Shortfall Amount............................................................................................................................. 1.9(b)(vi) Software ................................................................................................................................................. 1.1(a) Special Matters ................................................................................................................................. 9.3(a)(ii) Specified Accounting Principles ........................................................................................................... 1.9(a) SRS Letter .............................................................................................................................................. 9.8(a) SRS NDA ............................................................................................................................................... 6.6(a) Standard Software ................................................................................................................................. 1.1(a) Stockholder Joinder and Release Agreement ................................................................................ Recital H Stockholder Written Consent or Stockholder Written Consents ................................................... Recital F Straddle Period ...................................................................................................................................... 1.1(a) Sub I ................................................................................................................................................ Preamble Sub II ............................................................................................................................................... Preamble Subsidiary .............................................................................................................................................. 1.1(a) Survival Date ......................................................................................................................................... 9.1(a) Surviving Entity......................................................................................................................................... 1.2 Target Working Capital ........................................................................................................................ 1.1(a) Tax Authority ....................................................................................................................................... 2.1(b) Tax Claim .............................................................................................................................................. 6.5(f) Tax Incentive ...................................................................................................................................... 2.15(k) Tax or Taxes .......................................................................................................................................... 1.1(a) Tax Return ............................................................................................................................................ 1.1(a)

A-6 US-DOCS\117747603 233678486 v12 Taxable ................................................................................................................................................. 2.1(b) Taxing .................................................................................................................................................... 1.1(a) Technology ............................................................................................................................................ 1.1(a) Termination Date ................................................................................................................................. 8.1(b) Third Party Claim ..................................................................................................................................... 9.9 Total Consideration Value .................................................................................................................... 1.1(a) Transaction Expenses ........................................................................................................................... 1.1(a) Transaction Payroll Taxes .................................................................................................................... 1.1(a) Transfer Taxes ..................................................................................................................................... 6.5(g) Treasury Regulations ............................................................................................................................ 1.1(a) Unaccredited Investor ........................................................................................................................... 1.1(a) Unobjected Claim .................................................................................................................................. 9.6(c) Unpaid Transaction Expenses .............................................................................................................. 1.1(a) Unresolved Claims ................................................................................................................................ 9.5(c) WARN .................................................................................................................................................. 2.18(l) Withholding Agent .................................................................................................................................. 1.12 Working Capital .................................................................................................................................... 1.1(a)